Exhibit 10.1

AGREEMENT OF PURCHASE AND SALE

among

M-C 125 BROAD A L.L.C.

and

M-C 125 BROAD C L.L.C.,

collectively, Seller

and

125 ACQUISITION LLC,

Purchaser

Property

UNIT A

and

UNIT C

THE 125 BROAD CONDOMINIUM

125 Broad Street

New York, New York

As of March 10, 2016

Section:	1
Block:	5
Lots:	1001 and 1003

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

List of Exhibits

Exhibit A	Description of the Land
Exhibit B	Title Exceptions
Exhibit C	Wiring Instructions
Exhibit D	Security Deposits
Exhibit E	Leasing Brokerage Agreements
Exhibit F	Space Leases
Exhibit G	List of Diligence Box Materials
Exhibit H	Intentionally Omitted
Exhibit I	Pending Litigation
Exhibit I-I	Tax Proceedings
Exhibit J	Insurance Certificate
Exhibit K	Notice of Sale
Exhibit L	Intentionally Omitted
Exhibit M	Form of Deeds
Exhibit N	Form of Assignment and Assumption of Space Leases
Exhibit O	Form of Notice to Space Lessees
Exhibit P	Form of Omnibus Assignment
Exhibit Q	Form of Tenant Estoppel Certificate
Exhibit R	Form of Title Affidavit
Exhibit S	Tenant Improvements
Exhibit T	Service Contracts
Exhibit U	Intentionally Omitted
Exhibit V	Purchaser’s Letter of Resignation
Exhibit W	Intentionally Omitted
Exhibit X	Remaining Costs of Capital Improvements
Exhibit Y	Form of Board Estoppel

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AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT OF PURCHASE AND SALE (“Agreement”), made as of March 10, 2016 (the “Effective Date”), by and among M-C 125 Broad A L.L.C. (“Unit A Seller”) and M-C 125 Broad C L.L.C. (“Unit C Seller”; together with Unit A Seller, individually and collectively, “Seller”), each a Delaware limited liability company, having an office c/o Mack-Cali Realty Corp., 343 Thornall Street, 8th Floor, Edison, New Jersey 08837 and 125 ACQUISITION LLC (“Purchaser”), a New York limited liability company, having an address c/o Sullivan & Cromwell LLP, 125 Broad Street, New York, New York  10004.

W I T N E S S E T H :

A.                                    Unit A Seller owns the Unit A Property (as hereinafter defined), and Unit C Seller owns the Unit C Property (as hereinafter defined).

B.                                    Subject to the terms and conditions set forth below, Purchaser desires to acquire the Property (as hereinafter defined) from Seller, and Seller desires to sell the Property to Purchaser.

C.                                    Each of Purchaser and Seller acknowledges that , (i) the Closing (as hereinafter defined) with respect to one Unit shall occur simultaneously with the Closing with respect to the other or (ii) the termination of this Agreement with respect to one Unit shall be effective concurrently with respect to the other Unit.

1.                                      Agreement to Sell and Purchase: Description of Property

1.1                               Upon the terms and conditions hereinafter contained, (a) Unit A Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Unit A Seller, Unit A (as hereinafter defined), and (b) Unit C Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Unit C Seller, Unit C (as hereinafter defined).  As used herein, (i) “Unit A” shall mean the condominium unit designated as Commercial Unit A together with its appurtenant 25.405% Common Interest in the condominium known as “The 125 Broad Condominium” (the “Condominium”), located at 125 Broad Street, New York, New York (the “Building”); and (ii) “Unit C” shall mean the condominium unit designated as Commercial Unit C in the Condominium, together with its appurtenant 14.224% Common Interest (Unit A and Unit C are hereinafter referred to individually as a “Unit” and collectively as the “Units”).  The Condominium was established pursuant to a certain Declaration of Condominium dated as of December 23, 1994, recorded in the Office of the City Register, New York County (the “Register’s Office”) on January 10, 1995 in Reel 2171, Page 1959, as amended by (1) First Amendment to Declaration dated as of March 28, 1995 and recorded in the Register’s Office on April 6, 1995 in Reel 2197, Page 1306, (2) Second Amendment to Declaration dated as of December 30, 1996 and recorded in the Register’s Office on February 6, 1997 in Reel 2419, Page 2025, (3) Third Amendment to Declaration dated as of June 1, 1997 and recorded in the Register’s Office on June 13, 1998 in Reel 2531 Page 375, (4) Fourth Amendment to Declaration dated as of June 17, 1998 and recorded in the Register’s Office on June 25, 1998 in Reel 2601, Page 1393, (5) Fifth Amendment to Declaration dated as of August 4, 1999 and recorded in the

Register’s Office on September 10, 1999 in Reel 2951, Page 456 and (6) Sixth Amendment to Declaration, dated as of July 1, 2004 and recorded in the Register’s Office on July 26, 2004 at CRFN 2004072600847002 (as so amended, the “Declaration”), and the By-Laws of the Condominium, as the same may have been amended from time to time (the “By-Laws”; the Declaration and By Laws being hereinafter referred to collectively as the “Condominium Documents”).  The legal description of the land (the “Land”) upon which the Building is erected is more particularly described in Exhibit A attached hereto and made a part hereof.  The meanings given to the terms defined in the Condominium Documents shall apply when such terms are used herein without express definition.

1.2                               Each Unit shall be sold and conveyed together with (a) the undivided interest attributable to such Unit in the fee estate in and to the Land; (b) all of Seller’s rights, privileges and easements, if any, appurtenant to each Unit including, without limitation, development rights and air rights relating to the Units, if any, and any other easements, rights-of-ways or appurtenances used in connection with the beneficial use and enjoyment of the Units, as set forth in the Condominium Documents, and all right, title and interest of Seller in parking spaces within the Building; (c) all Seller’s right, title and interest (i) in and to the improvements, machinery and fixtures located within, attached or appurtenant to, or at or upon all or any portion of the Units as of the date hereof or used in connection with the operation of, or used or adapted for use in connection with the enjoyment or occupation of the Units, excluding however, any fixtures owned by public utilities or Space Lessees (as hereinafter defined) under the Space Leases (as hereinafter defined) or included in the Common Elements, together with the Plans (as hereinafter defined) (collectively, the “Improvements”), and (ii) in and to all tangible personal property owned by Seller or its affiliate located on or used solely in connection with the ownership, operation or maintenance of the Units and the Improvements (collectively, the “Personal Property”) and (iii) as landlord under all Space Leases; (d) all Warranties (as hereinafter defined) in connection with all or any portion of the Units, the Improvements or Personal Property; (e) all intangible personal property now or hereafter owned by Seller or its affiliate and used in the ownership, use, operation, occupancy, maintenance or development of the property and interests described in clauses (a) through (d) above, including, without limitation, all future tax benefits (excluding income tax benefits) and benefits of incentive programs now or hereafter allowed by governmental authorities in connection with the ownership, operation and/or renovation of the Units (“Intangible Personal Property”); and (f) to the extent transferable, all governmental and public certificates, permits, licenses and approvals relating to the development, construction, operation, use, maintenance or occupancy of the Units (individually and collectively “Permits”).

All of the above enumerated property, rights and interests to be sold to Purchaser pursuant to this Agreement (including, without limitation, the Units and Improvements) are hereinafter sometimes referred to, as to Unit A, as the “Unit A Property”, as to Unit C, as the “Unit C Property” and, collectively, as the “Property”.  Purchaser and Seller acknowledge that the Units and all other portions of the Property are to be sold and purchased in a single transaction. Purchaser shall not be entitled or obligated to purchase either Unit separately and Seller shall not be entitled or obligated to sell either Unit separately.

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2.                                      Purchase Price and Payment

2.1                               The purchase price payable to Seller for the Property is TWO HUNDRED TWO MILLION AND 00/100 Dollars ($202,000,000.00) (the “Purchase Price”). The Purchase Price shall be allocated sixty four and 1/10 percent (64.1%) to the Unit A Property and thirty five and 9/10 percent (35.9%) to the Unit C Property, provided that Purchaser shall have the right to reallocate the Purchase Price (based on accounting or tax considerations, as reasonably determined by Purchaser) prior to the Closing so long as the allocation to each Unit provided herein is not changed by more than ten (10) percentage points.  The Purchase Price shall be subject to such apportionments, adjustments and credits as are provided herein.

2.2                               The Purchase Price shall be payable as follows:

2.2.1                                                                                 (i) On the date hereof, THREE MILLION and 00/100 DOLLARS ($3,000,000.00) (the “Initial DP Amount”), is payable concurrently herewith in immediately available funds, by federal funds wire transfer (“Wire Transferred Funds”) to the Title Company, as escrow agent (in such capacity, “Escrow Agent”) pursuant to the instructions set forth on Exhibit C attached hereto and made a part hereof (the “Wire Instructions”) and (ii) if at or prior to the end of the Evaluation Period (as hereinafter defined) Purchaser elects to close the transaction contemplated herein in accordance with Section 5.1.7, Purchaser shall deposit in escrow with the Escrow Agent an additional amount of SEVEN MILLION ONE HUNDRED THOUSAND and 00/100 DOLLARS ($7,100,000.00) (the “Additional DP Amount”, the aggregate sum of the Initial DP Amount, the Additional DP Amount and, if applicable, the Adjournment DP Amount and Second Adjournment DP Amount (as such terms are hereinafter defined), collectively, the “Downpayment”) pursuant to the  Wire Instructions.  The Downpayment shall be held by Escrow Agent and disbursed in accordance with the terms and conditions of this Agreement. Any interest earned on the Downpayment shall be deemed to be part of the Downpayment and shall be paid together with the principal portion of the Downpayment to the party entitled thereto. Interest earned on the Downpayment shall not be credited toward the Purchase Price at Closing and shall, upon the Closing, be and remain the property of Seller.

2.2.2                                                                                 The parties hereto acknowledge and agree that the value of the Personal Property and the Intangible Personal Property is de minimis and that no part of the Purchase Price is allocable thereto.

2.3                               Subject to Section 23.1.3, whenever in this Agreement Purchaser is entitled to a return of the Downpayment, Purchaser shall be entitled to the return of the Downpayment actually being held by Escrow Agent pursuant to this Agreement, together with all interest earned thereon.  Subject to Section 23.1.3, whenever in this Agreement Seller is entitled to retain the Downpayment, Seller shall be entitled to the Downpayment actually being held by Escrow Agent pursuant to this Agreement, together with all interest earned thereon.

2.4                               For the purposes of this Agreement, the term “Business Day” or “business day” means any day of the year on which banks are not required or are not authorized by law to close in New York City.

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2.5                               Whenever it is provided in this Agreement that Purchaser is entitled to a credit to be applied toward payment of the Purchase Price, Seller may elect to pay to Purchaser at Closing, by Wire Transferred Funds, an amount equal to such credit as Purchaser is so entitled in lieu of such credits.

3.                                      Exceptions to Title: Title Matters

3.1                               Seller shall at the Closing (as hereinafter defined) convey the Property subject only to the following matters affecting title thereto (collectively the “Permitted Exceptions”):

3.1.1                                                                                 All presently existing and future liens for unpaid real estate taxes, vault charges and water and sewer charges not due and payable as of the date of the Closing, subject to adjustment as provided below.

3.1.2                                                                                 All zoning, building, environmental and other laws, ordinances, codes, restrictions and regulations of all governmental authorities having jurisdiction with respect to the Property in effect on the Closing Date, including, without limitation, landmark designations and all zoning variances and special exceptions, if any (collectively, “Laws and Regulations”).

3.1.3                                                                                 The Condominium Documents.

3.1.4                                                                                 State of facts shown on survey of the Property made by Earl B. Lovell — S.P. Belcher, Inc. on June 14, 1971, as updated on September 7, 2002, (the “Survey”) plus such additional facts which would be disclosed by a survey dated the date hereof, provided such additional facts as to the Building do not materially adversely affect the use thereof for office purposes (collectively, “Facts”).

3.1.5                                                                                 Rights of tenants of the Units pursuant to Space Leases which either are (a) in effect on the date hereof, or (b) entered into after the date hereof in accordance with the express provisions of this Agreement (collectively, “Space Lessees”) and all persons claiming by, through or under such Space Lessees.

3.1.6                                                                                 All covenants, restrictions and rights and all easements and agreements for the erection and/or maintenance of water, gas, steam, electric, telephone, sewer or other utility pipelines, poles, wires, conduits or other like facilities, and appurtenances thereto, over, across and under the Property provided same do not adversely affect the use of the Property for office purposes or impair in any material respect the value of the Property (collectively, “Rights”).

3.1.7                                                                                 Except as shown on the Survey, possible encroachments and/or projections of stoop areas, roof cornices, window trims, vent pipes, cellar doors, steps, columns and column bases, flue pipes, signs, piers, lintels, window sills, fire escapes, satellite dishes, protective netting, sidewalk sheds, ledges, fences, coping walls (including retaining walls and yard walls), air-conditioners and the like, if any, projecting from the Building over any street or highway, the Property or over any adjoining property and encroachments of similar elements

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projecting from adjoining property over the Common Elements provided such matters do not adversely affect the use of the Property for office purposes, do not impair in any material respect the value of the Property and, with respect to encroachments onto other Person’s property, are insured over in the Title Policy, without additional premium, against removal for so long as the Improvements are standing.

3.1.8                                                                                 The matters described in Exhibit B attached hereto and made a part hereof.

3.1.9                                                                                 Those objections to title which are the responsibility to cure, correct or remove of (a) the Board of Managers (as hereinafter defined) pursuant to the Condominium Documents, or (b) any Space Lessee under its Space Lease, provided such Space Lease is in full force and effect.

3.1.10                                                                          All service, maintenance, telecommunications and other contracts (excluding Space Leases) entered into directly by Seller in connection with the Property, as set forth on Exhibit T and attached hereto and made a part hereof, and all renewals, replacements and extensions of same or additional contracts that may hereafter be entered into in accordance with this Agreement (collectively, “Service Contracts”), other than a service contract entered into by the Board of Managers.

3.1.11                                                                          All violations of building, fire, sanitary, environmental, housing and similar Laws and Regulations noted or issued or any condition or state of repair or disrepair or other matter or thing whether noted or not which, if noted, would result in a violation with respect to the Units (collectively, “Violations”), existing as of the date hereof and any Violations arising after the date hereof and in each case any liens arising from such Violation, if any.

3.1.12                                                                          Variations between tax lot lines and lines of record title.

3.1.13                                                                          Standard preprinted conditions, exclusions and exceptions from coverage contained in the form of Owner’s Policy of Title Insurance or “marked-up” title commitment with respect to such policy employed by the Title Company (as hereinafter defined).

3.1.14                                                                          Omitted.

3.1.15                                                                          Any lien or encumbrance arising from the acts of Purchaser or its affiliates.

3.1.16                                                                          Consents by the Board of Managers or any former owner of the Land, for the erection of any structure or structures on, under or above any street or streets on which the Land abuts.

3.1.17                                                                          Revocability of licenses for vault space, if any, under the sidewalks and streets and the lien of any unpaid vault tax (if any).

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3.1.18                                                                          Leases and service, maintenance, employment, concessionaire and license agreements, if any, of other units of the Condominium or portions of the Common Elements.

3.1.19                                                                          The lien of any unpaid Common Charge and real estate taxes not yet due and payable, which shall be apportioned at the closing of title as set forth in this Agreement.  The lien for any unpaid water charges and sewer rents are payable by the Board of Managers and included in Common Charges, and thus are deemed apportioned as part of the Common Charges.

3.1.20                                                                          The lien of any unpaid “assessment” (defined below) payable in installments, except that: (a) Seller will pay all such assessments due prior to the Closing Date; and (b) Purchaser will pay all assessments due from and after such date.  However, the then current installment of an assessment will be apportioned at closing in accordance with this Purchase and Sale Agreement.  The term “assessment” as used herein includes both a real estate tax assessment and a Board of Managers assessment.

3.1.21                                                                          Unpaid fees or charges of any governmental authority for inspections, re-inspections, examinations, services, permits and licenses with respect to the Common Elements, which shall be payable by the Board of Managers and included in the Common Charges, and thus are deemed apportioned as part of the Common Charges.

3.1.22                                                                          Unpaid costs, charges and amounts owed by the Board of Managers for work performed by a governmental authority.

3.1.23                                                                          Any encumbrance which the Title Company would be willing to omit from the Title Policy, without additional premium, provided that if an escrow is established with the Title Company in respect of such encumbrance, Purchaser is made a secondary beneficiary of such escrow, subject to rights and control of the Title Company.

3.1.24                                                                          Any declaration or other instrument affecting the Property that the Board of Managers has the power to record in accordance with the terms of the Condominium Documents.

3.1.25                                                                          Omitted.

3.1.26                                                                          Any violations against the Building (other than the Property) that are the obligation of the Board of Managers or the owner of another unit to correct.

3.1.27                                                                          The Certificate of Occupancy of the Building.

3.1.28                                                                          Service, labor, concessionaire and maintenance agreements with the Board of Managers.

3.1.29                                                                          Party walls and party wall agreements, if any.

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3.1.30                                                                          Judgments, bankruptcies or other returns against other persons having names the same as or similar to Seller or any of its principals, provided Seller or any such principals, as the case may be, deliver to the Title Company an affidavit sufficient to cause the omission of the same from the Title Policy without additional premium) showing that such judgments, bankruptcies or other returns are not against Seller or any such principals, as the case may be.

3.1.31                                                                          Uniform Commercial Code financing statements or conditional bills of sale, provided that: (a) such statements were filed on a date more than five years prior to the Closing; (b) Seller executes and delivers to Purchaser an affidavit setting forth that the property covered thereby is no longer in a Unit or is fully paid for; or (c) a Space Lessee is the debtor thereunder and the collateral is not part of the Property (provided, if the collateral is part of the Property, Seller may still avail itself of Section 3.1.9(b)), and, in each case, the Title Company omits the same from the Title Policy without additional premium.

3.1.32                                                                          Franchise taxes and New York City business corporation taxes of any organization in the chain of title, provided that the Title Company omits the same from the Title Policy without additional premium and otherwise in the manner described in Section 3.1.23.

3.1.33                                                                          Any other matter which constitutes a Permitted Exception under the terms of this Agreement.

3.2

3.2.1                                                                                 Title to the Property has been examined by Commonwealth Land Title Insurance Company (“Commonwealth”), and Purchaser acknowledges receipt on or prior to the date hereof of Commonwealth Title Commitment issued by Commonwealth, New York Branch and included in the Diligence Box (as defined below) (the “Existing Title Report”). At Closing, Purchaser shall seek to have title to the Property insured at Purchaser’s sole cost and expense by Commonwealth or such other nationally recognized title insurer (the “Additional Title  Company”) as Purchaser may designate (Commonwealth or the Additional Title Insurance Company, in such capacity, the “Title Company”, and the title report issued by the Additional Title Company, the “Title Report”).  Notwithstanding the foregoing, in the event the Additional Title Company is unwilling to omit in its title report any exception which Commonwealth will omit, or is not willing to accept any affidavit, proofs or releases that Commonwealth will accept, Purchaser shall purchase its title insurance from Commonwealth.  Purchaser agrees that, except as set forth on Schedule 3.2 attached hereto, the Existing Title Report contains no exceptions to title to the Property which are not covered by the exceptions to title set forth in Section 3.1 hereof and are included in the Permitted Exceptions, and irrevocably accepts the Existing Title Report and unconditionally waives any right to object to any matters set forth therein except as expressly set forth above. Purchaser shall instruct the Title Company to forward a copy of the Title Report and any updates thereto to Seller’s counsel simultaneously with delivery thereof to Purchaser.

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3.2.2                                                                                 If, after the date hereof, Purchaser learns, through the Title Report, continuation reports or other written updates thereto, of any title defect(s) which Purchaser claims are not covered by Section 3.1 hereof and “subject to” which Purchaser believes it is not required to accept title, Purchaser shall give written notice thereof to Seller promptly after the date Purchaser receives such Title Report, continuation report or other written update. Purchaser shall be deemed to have unconditionally waived any such matters as to which it fails to give such written notice to Seller within seven (7) Business Days after the date Purchaser receives such Title Report, continuation report or other written update.

3.2.3                                                                                 Purchaser and Seller each acknowledges and agrees that TIME IS OF THE ESSENCE with respect to all time periods set forth in this Section 3.2.

3.3                               If, on the Closing Date, Seller is unable to convey to Purchaser title to the Property subject to and in accordance with the provisions of this Agreement, Seller shall be entitled, upon notice delivered to Purchaser on or prior to the Closing Date (as hereinafter defined), to reasonable adjournments of the Closing one or more times for a period not to exceed sixty (60) days in the aggregate, but in no event beyond the Outside Closing Date (as hereinafter defined) to enable Seller to convey such title to the Property. If, on or before the date then scheduled for Closing, Seller does not so elect to adjourn the Closing, or if at the adjourned date Seller is unable to convey title subject to and in accordance with the provisions of this Agreement, Purchaser may (a) terminate this Agreement by written notice to Seller and Escrow Agent (as hereinafter defined) delivered on the date scheduled for Closing, in which event Escrow Agent shall repay to Purchaser the Downpayment, together with any interest earned thereon (a “Downpayment Return”), or (b) elect to close title to the Property upon the terms set forth in Section 3.4 by notice given to Seller, in which event the Closing shall occur no later than five (5) Business Days following such election, even if the same is later than the Outside Closing Date (but in no event earlier than the then scheduled Closing Date). The failure by Purchaser to make an election within ten (10) Business Days after the Closing Date shall be deemed an election not to close title to the Property and to terminate this Agreement (and the Closing shall be adjourned until the expiration of said ten (10) Business Day Period). If Purchaser shall elect, or be deemed to have elected, to terminate this Agreement, upon the Downpayment Return, this Agreement shall be deemed canceled and become void and of no further effect, and neither party hereto shall have any obligations of any nature to the other hereunder or by reason hereof, except that the provisions of Sections 12, 13, 23 and 30 hereof, and any other provision that expressly survives termination of this Agreement, shall survive such termination.  If Seller elects to adjourn the Closing as provided above, this Agreement shall remain in effect for the period or periods of adjournment in accordance with its terms.  Seller shall not be required to take or bring any action or proceeding or any other steps to remove any defect in or objection to title or to fulfill any condition precedent to Purchaser’s obligations under this Agreement or to expend any moneys therefor, nor shall Purchaser have any right of action against Seller therefor, at law or in equity, except that notwithstanding the foregoing or anything herein that may be construed to the contrary, Seller shall pay, discharge or remove of record or cause to be paid, discharged or removed of record at Seller’s sole cost and expense all of the following items (each a “Required Removal Item”): (i) Voluntary Liens (as hereinafter defined) and (ii) liens encumbering the Property which (v) are not Voluntary Liens, (w) are not the responsibility of either a Space Lessee under its Space Lease or the Board of Managers pursuant to the Condominium

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Documents to pay, discharge or remove of record, (x) are in liquidated amounts, (y) may be satisfied solely by the payment of money (including the preparation or filing of appropriate satisfaction instruments in connection therewith) and (z) do not exceed $750,000.00 in the aggregate (the “Title Cure Cost Limit”).  The term “Voluntary Liens” as used herein shall mean liens and other encumbrances (other than Permitted Exceptions), whether or not in liquidated sums, which Seller has knowingly and intentionally suffered or allowed to be placed on the Property (which excludes judgments, Violations and federal, state and municipal tax liens and includes mortgages, financing statements and other liens granted by contract, including, without limitation, but subject to Section 38, the mortgages currently encumbering the Units (the “Existing Mortgages”)).  If Seller does not elect to adjourn the Closing to cure a title defect(other than a Required Removal Item, which Seller shall be obligated to cure), or if at the adjourned date Seller is unable to convey title subject to and in accordance with the provisions of this Agreement because it has not cured any such title defect (other than a Required Removal Item, which Seller shall be obligated to cure), Purchaser may elect to either: (i) terminate this Agreement, in which event Purchaser shall be entitled to the return of the Downpayment, this Agreement shall be of no further force and effect other than those provisions which expressly survive termination and the parties shall have no further obligations hereunder, or (ii) Close subject to such title defects without any abatement or adjustment to the Purchase Price.

3.4                               Notwithstanding anything in Section 3.3 above to the contrary, Purchaser may at any time accept such title as Seller can convey, without reduction of the Purchase Price (as hereinafter defined) or any credit or allowance on account thereof or any claim against Seller, except that Purchaser shall be entitled to a credit against the Purchase Price in an amount equal to the lesser of (a) the actual cost of curing all defects in or objections to title to the Property that are not Permitted Exceptions and have not been cured, and (b) the Title Cure Cost Limit less any amounts expended by Seller in curing such defects or objections to title. The delivery and acceptance of the Deeds (as hereinafter defined) by Seller and Purchaser, respectively, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller’s and Purchaser’s part to be performed under this Agreement, except for such matters which are expressly stated in this Agreement to survive the Closing.

3.5                               The amount of any unpaid taxes, assessments and water and sewer charges which Seller is obligated to pay and discharge, with interest and penalties, may at the option of Seller be paid by Purchaser out of the balance of the Purchase Price, if official bills therefor with interest and penalties thereon figured to said date are furnished to or obtained by the Title Company at the Closing for payment thereof and the Title Company omits from the Title Policy any exception therefor without additional premium or charge.

3.6                               If the Property shall, at the time of the Closing, be subject to any liens such as for judgments or transfer, inheritance, estate, franchise, license or other similar taxes or any encumbrances or other title exceptions which would be grounds for Purchaser to reject title hereunder, the same shall not be deemed an objection to title provided that, at the Closing, Seller pays, by Wire Transferred Funds (as hereinafter defined) the amount required to satisfy the same and the same are omitted from the Title Policy without additional premium or charge, or at Seller’s option, allows Purchaser a credit against the Purchase Price in an amount sufficient to (a) cause the Title Company at the Closing to omit the same as an exception to the Title Policy

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(without payment of any additional premium or charge) and (b) satisfy and discharge of record such liens and encumbrances together with the cost of recording or filing such instruments required in connection therewith.

3.7                               Other than with respect to such endorsements as may be required in order to render title in compliance with the terms of this Agreement, Purchaser shall be solely responsible for causing the Title Company, at Purchaser’s sole cost and expense to issue any endorsements that Purchaser requires, and the issuance of such endorsements, except as aforesaid, shall not be a condition precedent to Closing or Purchaser’s obligation to perform as required hereunder.

4.                                      Closing

4.1                               The closing of the transaction contemplated hereby (the “Closing”) shall occur at 10:00 AM Eastern Standard Time on May 2, 2016 (such date, as the same may be adjourned as provided herein, being herein referred to as the “Closing Date”), as to which date TIME SHALL BE OF THE ESSENCE as to Purchaser’s and Seller’s obligations hereunder, it being understood and agreed that, if the Closing Date is adjourned by Seller or Purchaser in accordance with the Agreement (including pursuant to Sections 3.3, 4.4.1 or 4.4.2), then, in each such instance, for all purposes of this Agreement, the “Closing Date” shall thereafter mean the new date and time to which Seller or Purchaser adjourned the Closing, with TIME BEING OF THE ESSENCE as to Purchaser’s and Seller’s obligations hereunder with respect to each new Closing Date and time.  Notwithstanding the foregoing, at the election of Seller or Purchaser, in its sole discretion, on not less than two (2) Business Days’ notice to Purchaser or Seller, as the case may be, Seller and Purchaser shall conduct a “pre-closing” of the sale and conveyance of the Property on the Business Day immediately preceding the Closing Date, at which time Seller and Purchaser shall execute and deliver to the Title Company in escrow all of the documents required to be executed and delivered pursuant to this Agreement, with the release of escrow to occur on the Closing Date simultaneously with the payment by Purchaser to Seller of the Purchase Price in accordance with Section 2 and all other amounts due to Seller in accordance with this Agreement and the closing of the transaction as contemplated herein.  The Closing Date may be changed to a date and time that is mutually agreeable to Seller and Purchaser, provided such change is in a writing that is executed by Seller and Purchaser and, upon the full execution and unconditional delivery of such writing, such new date and time shall be the “Closing Date” for all purposes of this Agreement, and TIME SHALL BE OF THE ESSENCE as to Purchaser’s and Seller’s obligations hereunder with respect to such new date and time.

4.2                               Notwithstanding the foregoing, except as provided in Section 3.3, under no circumstances shall the Closing Date be adjourned to a date later than 10:00 AM Eastern Standard Time on June 7, 2016, plus the number of days by which the Closing Date is adjourned pursuant to Section 4.4 (the “Outside Closing Date”).

4.3                               The Closing will occur at the offices of Seyfarth Shaw LLP, 620 Eighth Avenue, New York, New York 10018 or, upon written notice from Purchaser to Seller no less than two (2) Business Days prior to the Closing Date, at the offices of Purchaser’s Lender, if such office is located in the borough of Manhattan, City of New York.  TIME SHALL BE OF

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THE ESSENCE WITH RESPECT TO THE OBLIGATION OF BOTH SELLER AND PURCHASER TO CLOSE ON THE OUTSIDE CLOSING DATE (EXCEPT AS PROVIDED IN SECTIONS 3.3 AND 4.4).

4.4                               Purchaser Adjournment Right.

4.4.1                                                                                 Purchaser shall have the right to adjourn the Closing Date, on one or more occasions, for one or more periods that shall not exceed in the aggregate thirty (30) days, provided that concurrently with (or prior to) the delivery of the adjournment notice as provided in Section 4.4.3, Purchaser shall deposit in escrow with the Escrow Agent pursuant to the  Wire Instructions an additional amount of TEN MILLION ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($10,100,000.00) (the “Adjournment DP Amount”), which amount shall constitute part of the Downpayment.  For clarity, if Purchaser shall have initially adjourned the Closing Date under this Section 4.4.1 for less than thirty (30) days and in connection therewith deposited in escrow the Adjournment DP Amount, Purchaser may continue to adjourn the Closing under this Section 4.4.1 until the aggregate number of days for which the Closing Date shall have been adjourned under this Section 4.4.1 equals thirty (30), without the need to deposit the Second Adjournment DP Amount or any other additional downpayment.

4.4.2                                                                                 Purchaser shall have the right to adjourn the Closing Date, on one or more occasions, for one or more periods (in addition to the 30-day period provided for in Section 4.4.1) that shall not exceed in the aggregate thirty (30) days, provided that concurrently with (or prior to) the delivery of the adjournment notice as provided in Section 4.4.3, Purchaser shall deposit in escrow with the Escrow Agent pursuant to the  Wire Instructions an additional amount of TEN MILLION ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($10,100,000.00) (the “Second Adjournment DP Amount”), which amount shall constitute part of the Downpayment. For clarity, if Purchaser shall have initially adjourned the Closing Date under this Section 4.4.2 for less than thirty (30) days and in connection therewith deposited in escrow the Second Adjournment DP Amount, Purchaser may continue to adjourn the Closing under this Section 4.4.2 until the aggregate number of days for which the Closing Date shall have been adjourned under this Section 4.4.2 equals thirty (30), without the need to deposit any additional downpayment.

4.4.3                                                                                 Each of the adjournment rights provided in this Section 4.4 shall be in increments of at least two (2) Business Days exercised by notice to Seller given not later than 5:00 p.m. on a date which is at least two (2) Business Days prior to the then-scheduled Closing Date, provided Purchaser may adjourn the Closing Date as provided in this Section 4.4 on the then-scheduled Closing Date if Purchaser’s lender is not prepared to fund at Closing.

4.5                               Purchaser shall have the right to accelerate the Closing Date on not less than ten (10) Business Days’ notice, which date shall not be time of the essence as to Seller or Purchaser.

5.                                      Due Diligence; As Is

5.1.1                                                                                 Evaluation Period.  For a period ending at 5:00 p.m. Eastern time on April 8, 2016 (such period, subject to the first sentence of Section 5.1.7, the “Evaluation

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Period”), Purchaser and Purchaser’s proposed lenders and their respective authorized agents and representatives (for purposes of this Section 5, the “Licensee Parties”) shall have the right, subject to the right of any Space Lessees, to enter upon the Units at all reasonable times during normal business hours to perform an inspection of the Property.  Purchaser will provide to Seller notice of the intention of Purchaser or the other Licensee Parties to enter the Units at least 24 hours prior to such intended entry and specify the intended purpose therefor and the inspections and examinations contemplated to be made and with whom any Licensee Party will communicate.  At Seller’s option, Seller may be present for any such entry and inspection. Purchaser shall not communicate with or contact any of the Space Lessees or, prior to the expiration of the Evaluation Period, governmental authorities (provided the foregoing shall not preclude Purchaser’s request for and review of any files, records, permits, licenses and the like issued or maintained by any governmental authority) without the prior written consent of Seller, which shall not be unreasonably withheld or delayed.  At Seller’s option, if Purchaser elects to meet with any Space Lessees, Seller may be present for any such communication with or contacts with the Space Lessees.   Notwithstanding anything to the contrary contained herein, no physical testing or sampling shall be conducted during any such entry by Purchaser or any Licensee Party upon the Units without Seller’s specific prior written consent, which shall not be unreasonably withheld or delayed.  TIME IS OF THE ESSENCE with respect to the provisions of this Section 5.1.1.

5.1.2                                                                                 During the Evaluation Period, Purchaser and the Licensee Parties shall have the right to review and inspect, at Purchaser’s sole cost and expense, all of the following to the extent contained in the diligence “Box” set up by the Broker (the “Diligence Box”): the environmental reports and studies of the Units and/or Improvements (which Purchaser shall have the right to have updated at Purchaser’s sole cost and expense), real estate tax bills, together with assessments (special or otherwise), ad valorem and personal property tax bills, covering the period of Seller’s ownership of the Property and, to the extent in Seller’s possession or control, prior to such period, Seller’s most current lease schedule, current and prior years’ operating statements and operating budgets, the 2015 Condominium budget, the Space Leases, Seller’s files relating to the Space Leases, plans and specifications for construction within the Units, and licenses and Permits and all other agreements, documents, materials and reports contained in the Diligence Box  (collectively, the “Documents”), plus such other, similar items to the extent in Seller’s possession and control.  Such inspections shall occur at a centralized location within New York County selected by Seller, which may be at the office of Seller, Seller’s counsel, Seller’s property manager, at the Units or any of them, or some or all of the Documents may be delivered to Purchaser in electronic format or as hard copies or may be made available to Purchaser for review electronically.  Purchaser shall not have the right to review or inspect Seller’s proprietary materials and/or materials not reasonably related to the ownership, leasing, maintenance and/or management of the Property, including, without limitation, Seller’s internal memoranda, financial projections, appraisals, proposals for work not actually undertaken, engineering reports and studies, tax records (other than real property tax records) and similar proprietary information.

5.1.3                                                                                 Purchaser acknowledges that any and all of the Documents may be proprietary and confidential in nature and have been provided to Purchaser solely to assist Purchaser in determining the desirability of purchasing the Property.  Subject only to the

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provisions of Article 30, Purchaser agrees not to disclose the contents of the Documents or any of the provisions, terms or conditions contained therein to any party outside of Purchaser’s organization other than its attorneys, partners, accountants, consultants or advisors or prospective lenders or such prospective lenders’ attorneys, consultants or advisors (collectively, for purposes of this Section 5.1.3, the “Permitted Outside Parties”).  Purchaser further agrees that within its organization, or as to the Permitted Outside Parties, the Documents will be disclosed and exhibited only to those persons within Purchaser’s organization or to those Permitted Outside Parties who are responsible for determining the desirability of Purchaser’s acquisition of the Property or as to whom Purchaser reasonably believes such disclosure is necessary in connection with the possible or actual acquisition, financing or ownership of the Property.  Purchaser further acknowledges that the Documents and other information relating to the leasing arrangements between Seller and Space Lessees are proprietary and confidential in nature.  Purchaser agrees not to divulge the contents of such Documents and other information except in strict accordance with the confidentiality standards set forth in this Section 5.1.3 and Article 30.  In permitting Purchaser and the Permitted Outside Parties to review the Documents and other information to assist Purchaser, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created by Seller, and any such claims are expressly rejected by Seller and waived by Purchaser and the Permitted Outside Parties, for whom, by its execution of this Agreement, Purchaser is acting as an agent with regard to such waiver. Nothing in this Section 5.1.3, however, or in Section 5.1.5, shall impose on Purchaser or any Permitted Outside Party any duty or obligation with respect to Documents or other information previously or subsequently disclosed to Purchaser’s affiliate (or any partner, employee or agent of such affiliate) in its capacity as a Condominium unit owner or member of the Board of Managers.  This Section 5.1.3 shall not survive the Closing.

5.1.4                                                                                 Purchaser acknowledges that some of the Documents may have been prepared by third parties and may have been prepared prior to Seller’s ownership of the Property. PURCHASER HEREBY ACKNOWLEDGES THAT, EXCEPT AS MAY BE EXPRESSLY SET FORTH HEREIN, SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING THE TRUTH, ACCURACY OR COMPLETENESS OF THE DOCUMENTS OR THE SOURCES THEREOF.  SELLER HAS NOT UNDERTAKEN ANY INDEPENDENT INVESTIGATION AS TO THE TRUTH, ACCURACY OR COMPLETENESS OF THE DOCUMENTS AND IS PROVIDING THE DOCUMENTS SOLELY AS AN ACCOMMODATION TO PURCHASER.

5.1.5                                                                                 Purchaser agrees that in entering upon and inspecting or examining the Property, Purchaser and the other Licensee Parties will not disturb the Space Lessees or interfere with the use of the Property pursuant to the Space Leases; interfere with the operation and maintenance of the Real Property or Improvements; damage any part of the Property or any personal property owned or held by Space Lessees or any other person or entity; injure or otherwise cause bodily harm to Seller or any Space Lessee, or to any of their respective agents, guests, invitees, contractors and employees, or to any other person or entity; permit any liens to attach to the Real Property by reason of the exercise of Purchaser’s rights under this Article 5; or reveal or disclose any information obtained concerning the Property and the Documents to anyone outside Purchaser’s organization, except to the Persons permitted under,

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and in accordance with the confidentiality standards set forth in, Section 5.1.3 and Article 30 (subject, however, to the penultimate sentence of Section 5.1.3).  Purchaser will furnish or cause to be furnished to Seller  evidence of, and will cause to be maintained and kept in effect, without expense to Seller, at all times that any entry is made upon the Property: (1) insurance against claims for personal injury (including death), and property damage, under a policy or policies of general public liability insurance of not less than $1,000,000 in respect to bodily injury (including death), and not less than $5,000,000 of excess liability insurance, naming Seller and its mortgagee, if any, and Mack-Cali Realty, L.P., a Delaware limited partnership and Seller’s sole member (“MCR”) and Mack-Cali Realty Corporation, a Maryland corporation, such sole member’s general partner, as additional insureds; (2) adequate workers’ compensation insurance in statutory limits to cover employees of Purchaser and any Licensee Parties that plan to enter onto the Real Property; and (3) if entry upon the Real Property is for purposes of any invasive testing or sampling, errors and omissions insurance and contractor’s pollution liability insurance of not less than $3,000,000, naming Seller and its mortgagee, if any, MCR and Mack-Cali Realty Corporation, as additional insureds.  Each of the policies described in clauses (1) and (3) above shall be on an occurrence basis and not on a claims made basis and shall provide that such policy cannot be canceled without at least thirty (30) days (or in the case of cancellation for nonpayment, ten (10) days) prior written notice to Seller, and each policy shall be issued by a recognized, responsible insurance company licensed, authorized or permitted to do business in the State of New York.  Proof of payment of the premium of each policy and each replacement policy to the extent then due and payable shall also be delivered to Seller.  Purchaser shall: (i) promptly pay when due the costs of all inspections and examinations it or its proposed lender has done with regard to the Property; (ii) cause any such inspection to be conducted in accordance with standards customarily employed in the industry and in compliance with all applicable governmental regulations; (iii) at Seller’s written request, promptly furnish to Seller any studies, reports or test results received by Purchaser regarding the Property in connection with such inspection (subject to any constraints under the terms of engagement with the party providing the same); and (iv) restore any portion of the Real Property and Improvements damaged by Purchaser or its representatives in the course of such inspection or examination to substantially the condition in which the same were found before any such entry upon the Real Property and inspection or examination was undertaken.

5.1.6                                                                                 Purchaser hereby indemnifies, defends and holds Seller and its partners, agents, directors, officers, employees, successors and assigns harmless from and against any and all liens, claims, causes of action, damages, liabilities, demands, suits, and obligations in each case asserted by or owed to third parties, together with all losses, penalties, costs and expenses relating to any of the foregoing (including but not limited to court costs and reasonable attorneys’ fees and expenses), arising out of any inspections, investigations, examinations, sampling or tests conducted by Purchaser or any of the Licensee Parties, whether prior to or after the date hereof, in connection with Purchaser’s contemplated acquisition of the Property, but excluding any of the foregoing arising out of the gross negligence or willful misconduct of any indemnified party. Further, Purchaser shall have no liability under this Section 5.1.6 for the discovery of any environmental or other condition at the Property but shall be liable under this Section 5.1.6 for any release of toxins or other Hazardous Materials or the exacerbation of any adverse environmental condition in each case caused by it or its agents.

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5.1.7                                                                                 If Purchaser wishes to proceed with the transaction contemplated herein, then prior to the expiration of the Evaluation Period, Purchaser shall deposit in escrow with the Escrow Agent the Additional DP Amount as provided in Section 2.2.1, WITH TIME BEING OF THE ESSENCE WITH RESPECT THERETO, and Escrow Agent shall promptly notify Seller of such deposit (with a copy notice to Purchaser), and upon such deposit, the Evaluation Period shall be deemed to have expired. If Purchaser shall have not so deposited the Additional DP Amount into escrow prior to the expiration of the Evaluation Period, or if prior to the expiration of the Evaluation Period, Purchaser shall notify Seller that Purchaser is terminating this Agreement (either of which Purchaser may elect to do for any or no reason whatsoever), then, as of the expiration of the Evaluation Period or the delivery of such notice, as applicable, (a) Purchaser shall have the right to receive the immediate refund of the Initial DP Amount, and Escrow Agent shall immediately pay over to Purchaser the same, together with all interest which has accrued thereon and (b) except with respect to the obligations which expressly survive termination of this Agreement, this Agreement shall be null and void and the parties shall have no further obligation to each other. In the event this Agreement is terminated for any reason, Purchaser shall promptly return to Seller all copies Purchaser has made of the Documents (or with respect to electronic files, undertake commercially reasonable efforts to erase the same),  but excluding any Documents that are or hereafter become available to Purchaser or its affiliate other than pursuant to its rights under this Agreement or are publicly available, and, upon written request from Seller, shall promptly deliver to Seller all copies of any third-party environmental or engineering studies, reports or test results regarding any part of the Property obtained by Purchaser in connection with its inspection of the Property, before or after the execution of this Agreement (subject to confidentiality or other requirements imposed by the preparers of the same and without any representation or warranty).

5.1.8                                                                                 On or before the tenth (10th) day after the Evaluation Period, Purchaser shall notify Seller in writing of any assignable Service Contracts that Purchaser wants Seller to assign to Purchaser at or promptly after Closing,

5.1.9                                                                                 In the event this Agreement is not terminated by Purchaser pursuant to Section 5.1.7, then in the period following the Evaluation Period, Purchaser shall continue to have the same rights for itself and the other Licensee Parties as are provided in Sections 5.1.1 and 5.1.2 during the Evaluation Period. For avoidance of doubt, such review and inspection shall not be deemed to constitute any extension of the Evaluation Period or create the right to terminate this Agreement, other than as expressly provided herein.

5.2                               Disclaimers.

5.2.1                                                                                 Except as is expressly provided for in this Agreement to the contrary (and the term “Agreement” as used in this Section 5.2.1 and Sections 5.2.2, 5.3, 5.4, 5.6 and 5.7), shall include any agreement or instrument delivered at the Closing): (a) Purchaser is expressly purchasing the Property “AS IS, WHERE IS, AND WITH ALL FAULTS” as of the date hereof, (b) Seller has specifically bargained for the assumption by Purchaser of all responsibility to investigate the Property, laws and regulations, Facts, Space Leases and Service Contracts and of all risk of adverse conditions existing as of the date hereof and has structured the Purchase Price and other terms of this Agreement in the Purchase Price thereof, (c) as of the

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Closing,  Purchaser shall have undertaken all such investigations of the Property, Laws and Regulations, Facts, Space Leases and Service Contracts as Purchaser deems necessary or appropriate under the circumstances as to the current status of the Property and based upon same, Purchaser is and will be relying solely upon such inspections and examinations and the advice and counsel of its own consultants, agents, legal counsel and officers.

5.2.2                                                                                 EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER SELLER NOR ANY PERSON ACTING ON BEHALF OF SELLER, NOR ANY PERSON OR ENTITY WHICH PREPARED OR PROVIDED ON BEHALF OF SELLER ANY OF THE MATERIALS REVIEWED BY PURCHASER IN CONDUCTING ITS DUE DILIGENCE, NOR ANY DIRECT OR INDIRECT OFFICER, DIRECTOR, PARTNER, MEMBER, SHAREHOLDER, EMPLOYEE, AGENT, REPRESENTATIVE, ACCOUNTANT, ADVISOR, ATTORNEY, PRINCIPAL, AFFILIATE, CONSULTANT, CONTRACTOR, SUCCESSOR OR ASSIGN OF ANY OF THE FOREGOING PARTIES (SELLER AND ALL OF THE OTHER PARTIES DESCRIBED IN THE PRECEDING PORTIONS OF THIS SENTENCE (OTHER THAN PURCHASER AND/OR ANY AFFILIATE THEREOF) SHALL BE REFERRED TO HEREIN COLLECTIVELY AS THE “EXCULPATED PARTIES”) HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY ORAL OR WRITTEN REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESSED OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), WITH RESPECT TO THE PROPERTY, THE PERMITTED USE OF THE PROPERTY OR THE ZONING AND OTHER LAWS AND REGULATIONS APPLICABLE THERETO OR THE COMPLIANCE BY THE PROPERTY THEREWITH, THE REVENUES AND EXPENSES GENERATED BY OR ASSOCIATED WITH THE PROPERTY OR OTHERWISE RELATING TO THE PROPERTY OR THE TRANSACTIONS CONTEMPLATED HEREIN. PURCHASER FURTHER ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, ALL MATERIALS THAT HAVE BEEN PROVIDED BY ANY OF THE EXCULPATED PARTIES HAVE BEEN PROVIDED WITHOUT ANY WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED AS TO THEIR SUITABILITY FOR ANY PURPOSE OR ACCURACY AND EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, PURCHASER SHALL NOT HAVE ANY RECOURSE AGAINST SELLER OR ANY OF THE OTHER EXCULPATED PARTIES IN THE EVENT OF ANY ERRORS THEREIN OR OMISSIONS THEREFROM. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, PURCHASER IS ACQUIRING THE PROPERTY BASED SOLELY ON ITS OWN INDEPENDENT INVESTIGATION AND INSPECTION OF THE PROPERTY AND NOT IN RELIANCE ON ANY INFORMATION PROVIDED BY SELLER, OR ANY OF THE OTHER EXCULPATED PARTIES.  AS OF THE CLOSING, PURCHASER SHALL HAVE BEEN GIVEN A SUFFICIENT OPPORTUNITY HEREIN TO CONDUCT AND HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS, INVESTIGATIONS AND OTHER INDEPENDENT EXAMINATIONS OF THE PROPERTY AND RELATED MATTERS AS PURCHASER DEEMS NECESSARY, INCLUDING BUT NOT LIMITED TO THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND WILL RELY UPON SAME AND

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NOT UPON ANY STATEMENTS OF SELLER (EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT) NOR OF ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF SELLER. PURCHASER ACKNOWLEDGES THAT ALL INFORMATION OBTAINED BY PURCHASER WAS OBTAINED FROM A VARIETY OF SOURCES, AND SELLER WILL NOT BE DEEMED TO HAVE REPRESENTED OR WARRANTED THE COMPLETENESS, TRUTH OR ACCURACY OF ANY OF THE DOCUMENTS OR OTHER SUCH INFORMATION HERETOFORE OR HEREAFTER FURNISHED TO PURCHASER EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, UPON CLOSING, PURCHASER WILL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INSPECTIONS AND INVESTIGATIONS. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SELLER WILL SELL AND CONVEY TO PURCHASER, AND PURCHASER WILL ACCEPT THE PROPERTY, “AS IS, WHERE IS,” WITH ALL FAULTS. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THERE ARE NO ORAL AGREEMENTS, ORAL WARRANTIES OR ORAL REPRESENTATIONS COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY.

5.3                               Except as is expressly set forth in this Agreement, Seller hereby disclaims all warranties of any kind or nature whatsoever (including warranties of habitability and fitness for particular purposes), whether expressed or implied, including, without limitation, warranties with respect to the Property. Except as is expressly set forth in this Agreement, Purchaser acknowledges that it is not relying upon any representation or statement of any kind or nature made or information given by Seller, or any of its direct or indirect members, partners, shareholders, officers, directors, employees or agents (collectively, the “Seller Related Parties”) with respect to the Property. Notwithstanding anything to the contrary contained herein, this Article 5 does not limit or affect in any way any indemnification provision contained in this Agreement.

5.4                               Except for an express representation or warranty under this Agreement, Seller makes no warranty with respect to the presence of Hazardous Materials (as hereinafter defined) within the Units. Except in connection with the enforcement of its express rights under this Agreement with respect to Seller’s breach of an express representation or warranty with respect to Hazardous Materials or Environmental Laws (as hereinafter defined), Purchaser’s consummation of the closing hereunder shall be deemed to constitute an express waiver of Purchaser’s right to cause Seller to be joined in any action brought under any Environmental Laws. The term “Hazardous Materials” shall mean (a) those substances included within the definitions of any one or more of the terms “hazardous materials”, “hazardous wastes”, “hazardous substances”, “industrial wastes”, and “toxic pollutants”, as such terms are defined under the Environmental Laws, or any of them, (b) petroleum and petroleum products, including, without limitation, crude oil and any fractions thereof, (c) natural gas, synthetic gas and any mixtures thereof, (d) asbestos and or any material which contains any hydrated mineral silicate, including, without limitation, chrysotile, amosite, crocidolite, tremolite, anthophylite and/or

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actinolite, whether friable or non-friable, (e) polychlorinated biphenyl (“PCBs”) or PCB-containing materials or fluids, (f) radon, urea formaldehyde, lead, lead in drinking water or lead based paint, (g) any pathogen, toxin or other biological agent or condition including, without limitation, any fungus, mold, mycotoxin or microbial matter naturally occurring or otherwise, (h) any other hazardous or radioactive substance, material, pollutant, contaminant or waste, and (i) any other substance with respect to which any Environmental Law or governmental authority requires environmental investigation, monitoring or remediation.  The term “Environmental Laws” shall mean all federal, state and local laws, statutes, guidelines, codes, ordinances, regulations, now or hereafter in effect, in each case as amended or supplemented from time to time, including, without limitation, all applicable judicial or administrative orders, applicable consent decrees and binding judgments relating to the regulation and protection of human health, safety, the environment and natural resources (including, without limitation, ambient air, surface, water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. §§ 9601 et seq..), the Hazardous Material Transportation Act, as amended (49 U.S.C. §§ 1801 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. §§ 136 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S. §§ 6901 et seq.), the Toxic Substance Control Act, as amended (42 U.S.C. §§ 7401 et seq.), the Clean Air Act, as amended (42 U.S.C. §§ 7401 et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. §§ 1251 et seq.), the Occupational Safety and Health Act, as amended (29 U.S.C. §§ 651 et seq.), the Safe Drinking Water Act, as amended (42 U.S.C. §§ 300f et seq.), Environmental Protection Agency regulations pertaining to Asbestos (including, without limitation, 40 C.F.R, part 61, Subpart M), the United States Environmental Protection Agency Guidelines on Mold Remediation in Schools and Commercial Buildings, the United States Occupational Safety and Health Administration regulations pertaining to Asbestos (including, without limitation, 29 C.F.R. Sections 1910.1001 and 1926.58), applicable New York State and New York City statutes and the rules and regulations promulgated pursuant thereto regulating the storage, use and disposal of Hazardous Materials, the New York City Department of Health Guidelines on Assessment and Remediation of Fungi in Indoor Environments and any state or local counterpart or equivalent of any of the other federal statutes, rules and regulations set forth above, and any federal, state or local transfer of ownership notification or approval statutes.

5.5                               Subject to Section 3.1.11 and Section 6.1.10, Purchaser shall accept title to the Property at Closing subject to any and all Violations (whether or not of record), including, without limitation, those which are either (a) the express obligation of a Space Lessee under its Space Lease or (b) the obligation of the Board of Managers pursuant to the Condominium Documents, to be cured and removed of record.

5.6                               Except as expressly set forth in this Agreement, Purchaser has relied solely upon Purchaser’s own knowledge of the Property based on Purchaser’s due diligence in determining the Property’s physical condition.  Except as expressly set forth in this Agreement, Purchaser releases and discharges Seller, the Seller Related Parties and their respective successors and assigns from and against any and all claims which Purchaser or any party related to or affiliated with Purchaser (each, a “Purchaser Related Party”) has or may have arising from or related to any matter or thing related to or in connection with the Property including the

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documents and information referred to herein, the Space Leases and the Space Lessees thereunder, any construction defects, errors or omissions in the design or construction and any environmental conditions, and, except as expressly set forth in this Agreement, neither Purchaser nor any Purchaser Related Party shall look to Seller, the Seller Related Parties or their respective successors and assigns in connection with the foregoing for any redress or relief.  This release and discharge shall be given full force and effect according to each of its express terms and provisions, including those relating to unknown and unsuspected claims, damages and causes of action. To the extent required to be operative, the disclaimers and warranties contained herein are “conspicuous” disclaimers for purposes of any applicable law, rule, regulation or order.  Notwithstanding the foregoing, nothing herein shall constitute any release by Sullivan & Cromwell LLP, as owner of a condominium unit other than the Property, for contribution from Seller with respect to any asbestos-related claim made by a non-Purchaser Related Party or liability relating to events or circumstances occurring or arising during Seller’s period of ownership of the Units.  The foregoing sentence shall not be construed as, and is not, Seller’s agreement that Seller has any liability for contribution or otherwise to Sullivan & Cromwell LLP, whether as owner of the Property or another condominium unit or otherwise.

5.7                               Purchaser further acknowledges and agrees that Purchaser’s due diligence included the opportunity to assess the financial status and credit quality of the Space Lessees. Seller is making no warranties regarding the financial status or credit quality of any Space Lessee either currently or at Closing, and Purchaser assumes the risk between the date hereof and the Closing of any diminution of the financial status or credit quality or any bankruptcy of any Space Lessee. Without limiting the generality of the foregoing, Purchaser assumes the risk that between the date hereof and the Closing Date (i) any Space Lessee may default of its obligations under its Space Lease, or may increase the period of its delinquency in payment of rent, or (ii) any Space Lease may be rejected in a bankruptcy proceeding of a Space Lessee, and any such default or rejection shall not constitute or contribute to a breach of any representation or warranty of Seller under this Agreement or to the failure of a condition to Purchaser’s obligation to close title hereunder, nor shall Purchaser be entitled to any reduction of or credit against the Purchase Price on account thereof or recourse of any kind against Seller.

5.8                               The provisions of this Section 5 shall survive the termination of this Agreement or the Closing and shall not be deemed to have merged into any of the documents executed or delivered at the Closing.

6.                                      Apportionments

6.1                               At the Closing, the following items shall be apportioned between the parties as of 11:59 PM on the day preceding the Closing Date. Except as hereinafter expressly provided, all prorations shall be done on the basis of a three hundred sixty-five (365) day year and the actual number of days elapsed to the Closing Date or the actual number of days in the month in which the Closing occurs, as applicable. Any errors in the apportionments pursuant to this Section 6 shall be corrected by appropriate re-adjustment between Seller and Purchaser post-Closing, provided that notice of any such error, with supporting calculations, shall be given by Purchaser to Seller or by Seller to Purchaser, as the case may be, no later than one (1) year after the Closing (or eighteen (18) months with respect to any Overage Rent), and all such

19

apportionments shall be deemed final as of such date. Except as otherwise specifically provided for herein, all apportionments shall be made in the manner recommended by the Customs in Respect to Title Closings of the Real Estate Board of New York, Inc., and there shall be no other apportionments. The items to be apportioned are:

6.1.1                                                                                 (a)  Fixed rent (including electricity, if applicable) under Space Leases (“Fixed Rent”) which is collected on or prior to the Closing in respect of the month in which the Closing occurs (the “Current Month”) shall be apportioned on a per diem basis based upon the number of days in the Current Month prior to the Closing Date (which shall be allocated to Seller) and the number of days in the Current Month on and after the Closing Date (which shall be allocated to Purchaser). If, at the Closing, any Fixed Rent is unpaid, payments of Fixed Rent thereafter received from such Space Lessee shall be applied and disbursed in the following order and priority:

(i)                  First, on account of Fixed Rent owing by such Space Lessee in respect of the Current Month, to be apportioned between Seller and Purchaser as provided in Section 6.1.1(a);

(ii)               Next, to Purchaser, in an amount equal to all other Fixed Rent owing by such Space Lessee in respect of all periods after the Current Month;

(iii)    Next, to Seller, in an amount equal to all other Fixed Rent owing by such Space Lessee in respect of all periods prior to the Current Month; and

(iv)           The balance, if any, to Purchaser.

Each party agrees to remit reasonably promptly to the other the amount of such rents to which such party is so entitled and to account to the other party monthly in respect of same. Seller shall have the right from time to time for a period of eighteen (18) months following the Closing, unless Space Lessee payments (or disputes with respect thereto) remain pending, then, for a period of up to two (2) years after Closing with respect to such payments, without charge, on reasonable prior notice to Purchaser, to review Purchaser’s rental records with respect to the Property to ascertain the accuracy of such accountings. All such reviews shall be conducted at Purchaser’s (or, if Purchaser elects, its managing agent’s) place of business in New York County during normal business hours at no cost or expense to Purchaser and in a manner which does not interfere with Purchaser’s (or its managing agent’s) business operations or those of its tenants. Purchaser shall have the right from time to time for a period of eighteen (18) months following the Closing, unless Space Lessee payments (or disputes with respect thereto) remain pending, then, for a period of up to two (2) years after Closing with respect to such payments, on reasonable prior notice to Seller, without charge, to review Seller’s rental records with respect to the Property to ascertain the accuracy of such accountings.  All such reviews shall be conducted at Seller’s place of business in Edison, New Jersey during normal business hours at no cost or expense to Seller and in a manner which does not interfere with Seller’s business operations or those of its tenants.

(b)                     If the Closing shall occur prior to the time when any rental payments for fuel pass-alongs, so-called escalation rent or charges based upon real estate taxes,

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operating expenses, labor costs, cost of living or consumer price increases, a percentage of sales or like items (collectively, “Overage Rent”) are payable for any period which includes the period prior to the Closing, then such Overage Rent for the applicable accounting period in which the Closing occurs shall be apportioned subsequent to the Closing. Purchaser agrees that it will pay over to Seller, within thirty (30) days after Purchaser’s receipt thereof, a pro-rated amount of such Overage Rent paid subsequent to the Closing by such Space Lessee based upon the portion of such accounting period which occurs prior to the Closing (to the extent not theretofore collected by Seller on account of such Overage Rent prior to the Closing), and shall account to Seller in respect of the same, subject to Section 6.1.1(d) below. If, prior to the Closing, Seller shall collect any sums on account of Overage Rent or fixed rent for a year or other period, or any portion of such year or other period, beginning prior but ending subsequent to the Closing, such sums shall be apportioned at the Closing.

(c)                      Overage Rent prepaid by Space Lessees or otherwise payable by Space Lessees based on an estimated amount and subject to adjustment or reconciliation pursuant to the related Space Leases subsequent to the Closing shall be apportioned as provided in Section 6.1.1(b) hereof and, subject to Section 6.1.1(d) below, shall be re-apportioned as and when the related Space Lessee’s actual obligation for such Overage Rent is reconciled pursuant to the related Space Lease. Purchaser and Seller shall attempt to jointly determine whether the items constituting Overage Rent have been overbilled or underbilled with respect to accounting periods prior to or in which the Closing occurs. If there has been an overbilling and an overbilled amount has been received, Purchaser shall reimburse or credit against Overage Rent next coming due such amount to the Space Lessees which paid the excess amount and Seller shall contribute to such reimbursement or credit in the respective proportions in which the applicable overbilled Overage Rents were previously apportioned between the parties as provided in Section 6.1.1(b).  If there has been an underbilling, the additional amount may be billed to the Space Lessees who are determined to owe such additional amount, and the parties shall apportion such amount(s) so received in the respective proportions in which Overage Rents were previously apportioned between the parties as provided in Section 6.1.1(b).  If the parties are unable to agree on whether there has been an overbilling or underbilling, then either party may bring an action to resolve the same and, pending such resolution, Purchaser shall have the right to determine vis-a-vis the Space Lessee, whether there has been an overbilling or underbilling, without prejudice to Seller’s rights if it should win the action.

(d)                     Notwithstanding anything in Section 6.1.1(b) and (c) to the contrary, Overage Rent (included estimated payments on account thereof) relating to (i) the work described in the ACM Letter (as hereinafter defined) and (ii) pre-Closing capital expenditures for which Purchaser is responsible under Section 6.1.8 and post-Closing capital expenditures (in each case to the extent included in “Operating Expenses” under the Space Leases) shall be exclusively apportioned to and retained by Purchaser.  Overage Rent (included estimated payments on account thereof) on account of capital expenditures (to the extent included in “Operating Expenses” under the Space Leases) for which Seller is responsible under Section 6.1.7 shall be exclusively apportioned to and returned to Seller.  Purchaser shall reimburse or credit to Seller at Closing any amount Seller has paid (whether by Common Charges, special

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assessments or otherwise) with respect to costs which were incurred for any asbestos removal as a result of or in accordance with the ACM Letter.

(e)                      Seller shall be 100% responsible for the payment to any Space Lessee of any overbilled and collected Overage Rent or fixed rent for a period or periods ending prior to the Closing Date. Purchaser shall be 100% responsible for the payment to any Space Lessee of any overbilled and collected Overage Rent or fixed rent for a period or periods commencing on or after the Closing Date. Subject to the provisions in Section 6.1.1(i)(ii), Seller shall not settle any Space Lessee claim with respect to overbilled Overage Rent or payments on account therefor without Purchaser’s consent, which shall not be unreasonably withheld or delayed. This clause (e) shall survive the Closing without limitation.

(f)                       Amounts payable by Space Lessees on a per-diem or per-use basis in respect of overtime heat, air-conditioning or other utilities or services, freight elevator charges, supplemental water, HVAC and condenser charges, services or repairs and labor costs associated therewith, above standard cleaning and all other items which are payable as reimbursement or payment for above standard overtime services pursuant to such Space Lessee’s Space Lease (collectively “Reimbursables”) shall not be adjusted, and shall belong to the party furnishing such utilities, labor or services to such Space Lessee.

(g)                      If a Space Lessee is delinquent in the payment of Overage Rent as of the Closing, any subsequent payment by such Space Lessee of Overage Rent shall be applied to any Overage Rent then due and payable and then to the Overage Rent due and payable as of the Closing.

(h)                     All unapplied security deposits and advance rentals in the nature of security deposits paid by Space Lessees (or any predecessor thereof) pursuant to Space Leases (“Security Deposits”) which are described in Exhibit D, shall be delivered to Purchaser at the Closing or, at the option of Seller, Security Deposits held in cash at Closing shall be credited toward the Purchase Price.  Any transfer fees or charges due in respect of the assignment and/or replacement of any unapplied security deposit comprised of a letter of credit (a “Security LC”) shall be borne by Seller. To the extent that any Security LC shall not be transferable as of the Closing, Seller and Purchaser shall cooperate with each other following the Closing so as to transfer the same to Purchaser or to obtain a replacement letter of credit with respect thereto in favor of Purchaser as soon as practicable after the Closing. Seller shall deliver any such Security LC to Purchaser at the Closing and until any such Security LC shall be transferred or replaced, Seller shall, within two (2) Business Days of receipt of Purchaser’s certification that an event has occurred under the applicable Space Lease entitling the landlord thereunder to apply the Security Deposit, draw upon the same and deliver the proceeds to Purchaser for Purchaser’s application in accordance with the applicable Space Lease provided that such certification of Purchaser shall contain an agreement in form and substance reasonably satisfactory to Seller, whereby Purchaser defends, indemnifies and holds Seller harmless from and against any and all obligations, liabilities, claims, demands, losses, damages, causes of action, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) arising in connection with such drawing. The provisions of this

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Section 6.1.1(h) shall survive the Closing.  Security deposits applied after the Closing shall not be apportioned and shall belong entirely to Purchaser.

(i)

(i)   For a period not to exceed six (6) months subsequent to the Closing, Purchaser agrees that it shall include in its regular rent statements to Space Lessees the amount of any Fixed Rent and Overage Rent due to Seller pursuant to this Agreement (which shall nevertheless be payable to Purchaser for apportionment as herein provided); provided, however, that Purchaser shall not be required to institute legal proceedings for the collection of such sums or incur any additional expense in connection therewith.  In addition, statements to Space Lessees shall also include bills with respect to the cost of utilities (including, without limitation, for electricity and chilled water) for the most recent quarter that had not yet been settled by the property manager or settled but not yet billed to the Space Lessees, until such amounts have been collected from the Space Lessees.

(ii)  Prior to the Closing, Seller may bring an action against any Space Lessee for which an arrearage exists, and subsequent to the Closing, Seller shall retain the right to bring a separate and independent cause of action for money damages only against any Space Lessee as to which an arrearage exists as of the Closing, it being understood and agreed that Seller shall have no right, from and after the date hereof, to terminate any Space Lease, bring an action for eviction against a Space Lessee or seek any other remedy, without Purchaser’s prior written consent, exercisable by Purchaser in its sole discretion, and any amounts collected shall be apportioned in accordance with this Section 6.1.1, provided, however, Seller may settle or compromise any such claim or action relating to such Space Lessee’s Overage Rent payments due and owing from 2015 and/or prior years and obtain a release from any Space Lessee with respect thereto, after reasonable consultation with Purchaser but without the consent of Purchaser, provided that any such settlement or compromise shall not amend or waive any rights of the landlord under such Space Lease with respect to subsequent periods.  For clarity, any settlement of the Overage Rent relating to 2015 and/or prior years between Seller and a Space Lessee solely concerning the amount and/or a payment plan of a settlement amount shall not be subject to Purchaser approval or consent. At any time after Seller commences any such action, Purchaser, at its sole option, may purchase the arrearage from Seller for an amount equal the arrearage which exists as of the Closing or, if less, the then outstanding amount. Thereafter Purchaser shall be the sole party entitled to bring an action or proceeding (or maintain the action commenced by Seller) against any Space Lessee for which such payment has been made by Purchaser to Seller.  All payments thereafter received in respect of the arrearage by Purchaser shall be retained by Purchaser.

6.1.2                                                                                 Except to the extent required to be paid by Space Lessees directly to the applicable taxing authority pursuant to the related Space Leases, real estate taxes, BID charges or assessments, unmetered water and sewer charges and vault charges, if any, and any and all other municipal or governmental assessments of any and every nature levied or imposed upon the Property in respect of the current fiscal year (the “Fiscal Tax Year”) of the applicable taxing authority in which the Closing Date occurs (the “Current Tax Year”), shall be apportioned on a per diem basis based upon the number of days in the Current Tax Year prior to

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the Closing Date (which shall be allocated to and paid by Seller on or prior to Closing) and the number of days in the Current Tax Year on and after the Closing Date (which shall be allocated to Purchaser). If the Closing shall occur before the tax rate for the Current Tax Year is fixed, the apportionment of real estate taxes shall be upon the basis of the tax rate for the next preceding fiscal period applied to the latest assessed valuation. Promptly after the new tax rate is fixed for the fiscal period in which the Closing takes place, the apportionment of real estate taxes shall be recomputed.  In the event that the tax rate for the Current Tax Year is adjusted after the Closing Date, the adjusted tax rate shall be deemed to apply to real estate taxes for the entire Current Tax Year, and the installments of real estate taxes payable in respect of the Property for the Fiscal Tax Year shall be recalculated to reflect the new tax rate for the purposes of apportionment hereunder. Upon the Closing Date and subject to the adjustment provided above, Purchaser shall be responsible for real estate taxes and assessments levied or imposed upon the Property payable in respect of the Current Tax Year and all periods after the Current Tax Year. In the event that any assessments levied or imposed upon the Property are payable in installments, the installment for the Current Tax Year shall be prorated in the manner set forth above and Purchaser hereby assumes the obligation to pay any such installments due on and after the Closing Date. A refund of real estate taxes and assessments levied or imposed upon the Property in respect of the Current Tax Year shall be collectable by Purchaser and applied first to the reimbursement or credit to be given to Space Lessees for overbilling of Overage Rent pursuant to the third sentence of Section 6.1.1(c), with any balance to be apportioned between Purchaser and Seller.

6.1.3                                                                                 Common Charges (as defined in the Declaration) and any other charges and expenses payable in respect of the Units, determined to be due by the Board of Managers of the Condominium (the “Board of Managers”) shall be apportioned for the month of Closing on a per diem basis based upon the number of days in such month, which shall be allocated to Seller for the number of days of such month prior to Closing and allocated to Purchaser for the number of days in such month on and after the Closing Date.  Any other such charges and expenses for liabilities in respect of the Units that are due and payable or accrued as of the Closing Date shall be allocated to Seller; provided that (i) when Common Charges (and any other charges determined to be due by the Board of Managers payable in respect of the Units that trued-up quarterly) are trued up at the end of the applicable quarter, the apportionment made as of the Closing pursuant to the above provisions of this Section 6.1.3 shall be adjusted on a per diem basis based upon the number of days in such quarter, which shall be allocated to Seller for the number of days in such quarter prior to Closing and allocated to Purchaser for the number of days in such quarter on and after the Closing Date and (ii) any charges that are not imposed on a per-diem or per-use basis shall not be apportioned and shall be paid exclusively by whichever of Seller or Purchaser owned the Property when the charge was incurred.  Any refund of Common Charges in respect of the year in which the Closing occurs shall be collectable by Purchaser and applied first to the reimbursement or credit to be given to Space Lessees for overbilling of Overage Rent pursuant to the third sentence of Section 6.1.1(c), with any balance to be apportioned between Purchaser and Seller. Notwithstanding the foregoing, Purchaser shall reimburse or credit to Seller at Closing any portion of Condominium charges or assessments paid by Seller during calendar year 2016 prior to Closing with respect to the asbestos removal project identified in that certain letter, dated February 17, 2016, from Cushman & Wakefield to Joseph Fadell of Sullivan & Cromwell LLP and Brian McClean of Mack-Cali Realty Corporation (the “ACM Letter”).

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6.1.4                                                                                 Commissions payable in connection with any Space Lease entered into in accordance with Section 27 or  the exercise after the date hereof of any renewal, extension or expansion option provided for in any Space Lease shall be allocated to, and paid by Purchaser. Except as provided in the prior sentence or in Section 27, commissions payable in connection with the Space Leases shall be Seller’s responsibility and at Closing Purchaser will receive a credit for any such commissions.

6.1.5                                                                                 Tenant improvement costs, tenant work allowances and other tenant inducements (the “Tenant Improvement Costs”) with respect to the current Space Leases, including those set forth in Exhibit S (which amounts shall be subject to reduction as of the Closing, and Exhibit S modified accordingly at or prior to Closing, to the extent Seller pays or credits such amounts prior to Closing), shall be either paid by Seller on or prior to the Closing or credited to Purchaser at Closing, provided that Seller shall not pay and Purchaser shall not receive a credit for (a) Tenant Improvement Costs with respect to any expansion or renewal option not exercised as of the Effective Date by the Space Lessee in question, (b) the $5,000.00/month rent credit in favor of International AIDS Vaccination in the period from and after the Closing through September 2021, payable per its Space Lease, (c) the $1,041.67/month rent credit in favor of Patrolmen’s Benevolent Association in the period from and after the Closing through June 2026, payable per its Space Lease, and (d) the tenant allowance payable to Continental Casualty after the eighth anniversary of its “Rent Commencement Date” per its Space Lease.

6.1.6                                                                                 Any charges or fees for transferable licenses and Permits for the Property.

6.1.7                                                                                 Seller shall pay to the Board of Managers prior to the Closing or shall give Purchaser a credit for the amounts specified as “Seller’s Share” on Exhibit X attached hereto, to the extent such amount remain unpaid as of the Closing.

6.1.8                                                                                 Except as provided in Section 6.1.7, the remaining unpaid cost of any work required to complete capital improvement projects undertaken or proposed to be undertaken by the Board of Managers that either (i) have been commenced, but not completed as of the Closing Date, or (ii) have not been commenced as of the Closing Date, or (iii) were not included in the 2015 budget (whether or not such projects are included in the C&W Budget and/or have been commenced) shall be paid by Purchaser.

6.1.9                                                                                 Interest and administrative fees allowable by law and the applicable Space Lease on Space Lessees’ security deposits as provided in Section 6.1.1(g).

6.1.10                                                                          Without affecting Purchaser’s agreements in Section 3.1.11, Seller shall be responsible at Closing (x)  to pay any fees, charges, interest or penalties in the aggregate of up to $50,000 with respect to any Violation noted prior to the expiration of the Evaluation Period excluding any Violation which is either (a) the obligation of the Board of Managers or another Condominium unit owner pursuant to the Condominium Documents or (b) the obligation of a Space Lessee under its Space Lease (provided such Space Lease is in full force and effect), to be cured and removed of record, and (y) pay the cost to cure any Violation

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noted subsequent to the Evaluation Period with respect to the Units that arises from the affirmative action of Seller or its contractors or agents.

6.1.11                                                                          Seller’s property and liability insurance premiums in respect of the Property (excluding premiums for insurance maintained by the Board of Managers for the Condominium and included in Common Charges) will not be apportioned.

6.1.12                                                                          All other items customarily apportioned in connection with sales of similar property in the State and City of New York shall be apportioned appropriately between the parties.

6.2                               If there are water meters or submeters measuring water consumption within the Units or any meters or submeters measuring the supply of steam, electricity or gas, Seller shall endeavor to furnish readings to a date not more than five (5) days prior to the Closing Date, and the unfixed meter charges and the unfixed sewer rents, if any, based thereon for the intervening time shall be apportioned on the basis of such last readings. If Seller fails or is unable to obtain such readings, the Closing shall nevertheless proceed and the parties shall apportion the meter charges and sewer rents on the basis of the last readings and bills received by Seller and the same shall be appropriately readjusted after the Closing on the basis of the next subsequent bills. Unpaid water meter and other utility charges as of the Closing Date which (a) are the obligation of Space Lessees under Space Leases who are current in all monetary obligations under their respective Space Lease and (b) are less than thirty (30) days old, shall not be an objection to title and Purchaser shall look solely to such Space Lessees for collection of such amounts.

6.3                               Seller shall furnish to Purchaser not less than three (3) Business Days prior to the Closing a proposed closing statement setting forth proposed closing adjustments and other credits and charges to each party pursuant to this Agreement.

6.4                               The provisions of this Section 6 shall survive the Closing; provided, however, that any re-prorations or re-apportionments shall be made as required under Section 6.1 above within fifteen (15) days after a reasonably detailed and itemized written statement is delivered to the party obligated to make payment supported by relevant supporting documentation.  Any corrected adjustment or proration shall be paid in Wire Transferred Funds to the party entitled thereto.

7.                                      Representations and Warranties of the Parties; Certain Covenants

7.1                               Seller warrants, represents and covenants to and with Purchaser that the following are true and correct on the date hereof and that the Effective/Closing Date Representations (as defined below) will be true and correct on the Closing Date:

7.1.1                                                                                 Seller is a limited liability company duly formed and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and to perform the terms of this Agreement. Seller is not subject to any law, order, decree, restriction or agreement which prohibits or would be violated by this Agreement or the consummation of the transactions contemplated hereby. The execution and delivery of this

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Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action of Seller. This Agreement constitutes, and each document and instrument contemplated hereby to be executed and delivered by Seller, when executed and delivered, shall constitute the legal, valid and binding obligation of Seller enforceable against Seller in accordance with their respective terms (subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally).

7.1.2                                                                                 Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code 1986, as amended, or any regulations promulgated thereunder (collectively, the “Code”).

7.1.3                                                                                 Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby is prohibited by, or requires Seller to obtain any consent, authorization, approval or registration under any law, statute, rule, regulation, judgment, order, writ, injunction or decree which is binding upon Seller other than the right of the Board of Managers to object to the transfer of the Property as and to the extent provided in the Condominium Documents.

7.1.4                                                                                 There are no judgments, orders, or decrees of any kind against Seller unpaid or unsatisfied of record, nor any actions, suits or other legal or administrative proceedings pending or threatened in writing against Seller and received by Seller, which, if determined adversely, could have any material adverse effect on the ability of Seller to consummate the transactions contemplated by this Agreement.

7.1.5                                                                                 There are no leases or other agreements for the use or occupancy of all or any portion of the Property to which Seller is a party or by which Seller is bound other than those set forth on Exhibit F attached hereto and made a part hereof (such leases or occupancy agreements, together with all renewals, replacements and amendments thereof entered into after the date hereof in accordance with Section 27.1, being herein referred to as the “Space Leases”).

7.1.6                                                                                 As to the Space Leases:

(a)                     None has been modified except as set forth on Exhibit F and each is in full force and effect. The agreements listed on Exhibit F for each Space Lease constitute the entire agreement between Seller and the respective Space Lessee relating to the Units. Seller has delivered or made available in the Diligence Box to Purchaser true and complete copies of the Space Leases.

(b)                     (i) Seller is not in material default in any of its obligations under any Space Lease. (ii) Seller has not received from any Space Lessee written notice that Seller is in material default in any of its obligations under any Space Lease. (iii) Any default that was the subject of any such notice has been cured or waived in writing. (iv) As of the Effective Date only, except as described in Section 6.1.5 and on Exhibit S, no Space Lessee is entitled to any payment, free rent, partial rent, offset, credit, or reduction or abatement of rent, or has asserted any such entitlement.

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(c)                      Except as otherwise set forth in the Space Leases or in the arrearage schedule delivered by Seller to Purchaser concurrently herewith and dated the date hereof (the “A/R Report”), no Space Lessee has prepaid any rents or additional rents for more than one (1) month in advance.  The rents set forth in the A/R Report with respect to each Space Lease are being collected on a current basis and, except as shown in the A/R Report, as of the Effective Date only, there are no arrearages in rent or additional rent due under the Space Leases in excess of one month.

(d)                     Seller is the owner of landlord’s interest in the Space Leases, subject only to the Existing Mortgages.

(e)                      As of the Effective Date only:   (i)  Seller has not delivered to any Space Lessee or, to the knowledge of Seller, threatened any Space Lessee with, a default notice under its Space Lease,  (ii)  to the knowledge of Seller, no Space Lessee is in default in any material obligation under its Space Lease other than as set forth in the A/R Report and (iii) to  Seller’s knowledge, except as shown on Exhibit F, no Space Lessee has assigned its Space Lease or sublet all or any portion of the premises demised thereby.

(f)                       As of the Effective Date only, no Space Lessee has exercised its right under its Space Lease to terminate such Space Lease.

(g)                      Seller is in possession of the Security Deposits set forth in the schedule attached hereto as Exhibit D and made a part hereof, which schedule correctly sets forth all security deposits currently held by Seller, whether such Security Deposit is held in cash or Security LC.  Seller has not applied any Security Deposits.

(h)                     Exhibit E sets forth the sole leasing brokerage agreements entered into by Seller or binding on Seller (“Leasing Brokerage Agreements”) relating to the Units in effect on the date hereof.  Seller has delivered or made available in the Diligence Box to Purchaser true and complete copies of each Leasing Brokerage Agreement. Seller has paid all amounts due and payable under the Leasing Brokerage Agreements excluding amounts that may be owed with respect to any expansion or renewal option not exercised as of the Effective Date by the Space Lessee in question and Purchaser shall be responsible for any such excluded amount. At Closing, Purchaser shall assume the obligations of Seller arising from and after the Closing under the Leasing Brokerage Agreements pursuant to the Omnibus Assignment (as hereinafter defined).

(i)                         Except as set forth on Exhibit S or as set forth in Section 6.1.5, there is no tenant improvement work required to be performed by the landlord under any Space Lease or for which the landlord is required under any Space Lease to reimburse any Space Lessee which has not been performed or reimbursed, excluding, however, any such work or reimbursement obligation that may be owed with respect to any expansion or renewal option not exercised of the Effective Date by the Space Lessee in question, which excluded work or reimbursement obligation shall not be the obligation of Seller.

(j)                        Notwithstanding anything to the contrary contained in this Agreement (but subject to the express representations and warranties in this Section 7.1.6), (i)

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Seller does not represent or warrant that any particular Space Lease will be in force or effect at Closing, that the Space Lessees will have performed their obligations under the Space Leases or that the Space Lessees will not be the subject of bankruptcy proceedings, that any demised premises under any Space Lease are actively occupied by any Space Lessee and (ii) the existence of any default by a Space Lessee, the failure of a Space Lessee to perform its obligations under its Space Lease, the termination of any Space Lease prior to Closing by reason of the Space Lessee’s default or the existence of bankruptcy proceedings pertaining to any Space Lessee, shall not, except as otherwise provided herein, affect the obligation of Purchaser to close under this Agreement nor entitle Purchaser to a reduction or credit against the Purchase Price.

(k)                                             In addition, notwithstanding anything to the contrary contained in this Agreement, Seller shall be relieved of any liability for a representation or warranty made in this Section 7.1.6 to the extent a Compliant Estoppel (as hereinafter defined), dated no earlier than the Estoppel Cutoff Date (as hereinafter defined) confirms such representation and warranty.

7.1.7                                                                                 All service, maintenance, telecommunications and other contracts (excluding Space Leases) entered into directly by Seller and still in effect (or otherwise binding on Seller) in connection with the Property, together with all renewals, replacements and extensions thereof, are listed forth on Exhibit T, and Seller has provided Purchaser with true and complete copies of each.

7.1.8                                                                                 Except as set forth on the list of pending litigation attached hereto and made a part hereof as Exhibit I and other than slip-and-fall actions or suits against Seller that are covered by insurance and will not affect Purchaser, there are no actions to which Seller is a party, suits to which Seller is a party or proceedings to which Seller is a party (including landlord/tenant proceedings) or pending or threatened in writing against Seller or the Property, at law or in equity, before any federal, state, municipal or governmental department, commission, board, bureau, agency or instrumentality which are reasonably likely to, if adversely determined, prohibit or impair Seller from consummating the transactions contemplated hereby or have a materially adverse effect on the value or operation of the Property.  None of the matters listed on Exhibit I is reasonably likely to, if adversely determined, prohibit or impair Seller from consummating the transactions contemplated hereby or have a materially adverse effect on the value or operation of the Property. Exhibit I-I sets forth all pending Tax Proceedings (as hereinafter defined) and settlements thereof. Subject to the final sentence of Section 24, Seller has timely filed with the New York City Department of Finance all required Real Property Income and Expense Statements and related forms, and the information provided therein was true and complete.

7.1.9                                                                                 There are no employees of Seller or any Seller affiliate working at or in connection with the Property and none of Seller or any Seller affiliate is a party to or bound by any union or collective bargaining agreements or employment agreements affecting the Property as of the date hereof nor shall any such agreements be in effect as of the Closing Date.

7.1.10                                                                          To Seller’s Knowledge, (i) as of the Effective Date only, no violation of Environmental Laws with respect to the Units has occurred which remains uncured

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and (ii) no violation of Environmental Laws with respect to the Units has occurred during the period between the expiration of the Evaluation Period and the Closing Date as a result of the action or wrongful or negligent omission of Seller or any Space Lessee or their respective affiliates, invitees or agents which remains uncured.

7.1.11                                                                          Except as disclosed to Purchaser or received by Purchaser, Seller has not received any written notice from any governmental authority of a violation of any Environmental Laws that has not been corrected or any written notice informing Seller of any governmental investigation, audit, cleanup, abatement or containment with respect to any environmental contamination at the Property.

7.1.12                                                                          As to the Condominium:

(a)                     Mitchell E. Rudin, Michael J. DeMarco, Gary Wagner, Brian McClean and Anthony Krug are the five (5) designees of Seller currently entitled to serve on the Board of Managers (all designees of Seller, from time to time, are collectively, the “Seller Designees”).

(b)                     Upon the expiration of the Evaluation Period and Purchaser’s deposit of the Additional DP Amount, Seller will provide notice to the Board of Managers of Seller’s intention to transfer the Units to Purchaser in the form attached hereto as Exhibit K and made a part hereof. Seller shall provide Purchaser with a true, correct and complete copy of such notice simultaneously with its delivery to the Board of Managers.

(c)                      To the knowledge of Seller, Seller is not in default in any material obligation under the Declaration or By-laws.

7.1.13                                                                          All undisputed bills and claims for labor performed and materials furnished to Seller pursuant to contracts with Seller arising prior to the Closing Date solely with respect to the Units will be paid in full by Seller.

7.1.14                                                                          Except as disclosed to Purchaser or received by Purchaser, as of the Effective Date only, Seller has not received any written notice from any governmental authority of (i) any pending, threatened or contemplated annexation or condemnation proceedings, or private purchase in lieu thereof, affecting or which may affect the Property or the Building, or any part thereof, (ii) any proposed or pending proceeding to change or redefine the zoning classification of all or any part of the Property or the Building, (iii) any proposed or pending special condominium, tax or other assessments affecting the Property or any portion thereof and (iv) any penalties or interest due with respect to real estate taxes assessed against the Property.

7.1.15                                                                          Seller has not received written notice from any governmental authority that any of the Permits are subject to, or in jeopardy of, cancellation or non-renewal. True, correct and complete copies of Permits that are within the possession or control of Seller have been provided or made available to Purchaser.

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7.1.16                                                                          As of the Effective Date only, Exhibit J sets forth Seller’s current property and liability insurance coverages with respect to the Property.

7.1.17                                                                          To Seller’s knowledge, as of the Effective Date only, all asbestos and asbestos-containing material, if any, within the office portion of either of the Units or, to the extent Seller is responsible for the maintenance and repair thereof pursuant to the Declaration or By-laws, within or on the Common Elements within either of the office portions of the Units, is encapsulated in place or is non-friable, in each case in material compliance with applicable laws.

7.1.18                                                                          There are no judgments, orders, or decrees of any kind against Seller unpaid or unsatisfied of record, nor any actions, suits or other legal or administrative proceedings pending or threatened in writing against Seller or the Property and received by Seller, which, if determined adversely, would reasonably likely have a material adverse effect on the value or use of Property.

7.1.19                                                                          Seller represents to Purchaser that neither it nor to Seller’s knowledge, any of its constituents:

(a)                     have engaged in any dealings or transactions, directly or indirectly, (i) in contravention of any U.S., international or other money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. § I et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 DFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or (ii) in contravention of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, the “USA PATRIOT ACT”) or Executive Order No. 13224 dated September 24, 2001 issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), as may be amended or supplemented from time to time (“Anti-Terrorism Order”) or on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any relevant lists maintained by the United Nations, North Atlantic Treaty Organization, Organization of Economic Cooperation and Development, Financial Action Task Force, U.S. Office of Foreign Asset Control, U.S. Securities & Exchange Commission, U.S, Federal Bureau of Investigation, U.S. Central Intelligence Agency, U.S. Internal Revenue Service, or any country or organization, all as may be amended from time to time, or

(b)                     are or will be conducting any business or engaging in any transaction with any person appearing on the U.S. Treasury department’s Office of Foreign Asset Control list of restrictions and prohibited persons, or

(c)                      are a person described in section 1 of the Anti-Terrorism Order or have engaged in any dealings or transactions, or otherwise been associated with, any such person.

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The provisions of this Section 7.1.19 shall survive the Closing or earlier termination of this Agreement.

Notwithstanding anything contained in any of the provisions of this Agreement to the contrary, (i) if, on or prior to the Effective Date, Purchaser has actual knowledge that any representation or warranty of Seller contained in this Agreement is incorrect, then, as of the Effective Date, such representation and warranty shall be deemed modified to reflect such actual knowledge by Purchaser, and (ii) if between the Effective Date and the Closing, Purchaser acquires actual knowledge that any representation or warranty of Seller contained in Sections 7.1.1, 7.1.2, 7.1.3, 7.1.6(b)(i), 7.1.6(d), 7.1.6(g), 7.1.6(h), 7.1.7, 7.1.8 (excluding any litigation or claim by Seller, as landlord, against a Space Lessee under its Space Lease), 7.1.9, 7.1.10(ii), 7.1.12(c), 7.1.13, 7.1.16 or 7.1.19 of this Agreement (collectively, the “Effective/Closing Date Representations”) is incorrect, then Section 7.3.2 or Section 7.3.3 shall be applicable.  Notwithstanding the foregoing, Purchaser shall be deemed to have actual knowledge on the Effective Date of the information contained in all of the documents marked by a check on the list of documents in the Diligence Box listed in Exhibit G attached hereto.

For the purposes of this Agreement, the terms “to the actual knowledge of Seller”, “to the best of Seller’s actual knowledge”, “to Seller’s knowledge”, “Seller has no knowledge” and phrases of similar import shall mean the actual, present knowledge (and not constructive knowledge) of Brian McClean, Vice President of Property Management, and Jack DiMartino, Director of Engineering, without any duty of or having made any investigation or inquiry, and shall not mean that Seller or such individual is charged with knowledge of the acts, omissions and/or knowledge of Seller’s property manager (or any employee thereof) (other than an individual specified above by name in this paragraph) or of Seller’s other agents or employees or of Seller’s predecessors in title to the Property.  The representations and warranties of Seller set forth in this Section 7.1 are subject to the limitation that to the extent that Seller has delivered to Purchaser any Space Leases prior to the date hereof, and either such Space Leases or the Permitted Exceptions contain provisions inconsistent with any representation or warranty, then such representation or warranty shall be deemed modified to conform to such provisions.

7.2                               Purchaser warrants, represents and covenants to and with Seller that the following are true and correct on the date hereof and will be true and correct on the Closing Date:

7.2.1                                                                                 Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of New York and has the requisite power and authority to enter into and to perform the terms of this Agreement. Purchaser has the limited liability company power and authority to execute, deliver and perform this Agreement. Purchaser is not subject to any law, order, decree, restriction, or agreement which prohibits or would be violated by this Agreement or the consummation of the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action of Purchaser. This Agreement constitutes, and each document and instrument contemplated hereby to be executed and delivered by Purchaser, when executed and delivered, shall constitute the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with their

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respective terms (subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally).

7.2.2                                                                                 Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby is prohibited by, or requires Purchaser to obtain any consent, authorization, approval or registration under any law, statute, rule, regulation, judgment, order, writ, injunction or decree which is binding upon Purchaser.

7.2.3                                                                                 There are no judgments, orders, or decrees of any kind against Purchaser unpaid or unsatisfied of record, nor any actions, suits or other legal or administrative proceedings pending or, to the best of Purchaser’s actual knowledge, threatened against Purchaser, which would have any material adverse effect on the business or assets or the condition, financial or otherwise, of Purchaser or the ability of Purchaser to consummate the transactions contemplated by this Agreement.

7.2.4                                                                                 Purchaser is not acquiring the Property with the assets of an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), or, if plan assets will be used to acquire the Property, Purchaser will deliver to Seller at Closing a certificate containing such factual representations as shall permit Seller and its counsel to conclude that no prohibited transaction would result from the consummation of the transactions contemplated by this Agreement. Purchaser is not a “party in interest” within the meaning of Section 3(3) of ERISA with respect to any beneficial owner of Seller.

7.2.5                                                                                 Purchaser represents to Seller that neither it nor any of its constituents (provided that with respect to any constituent holding less than a 5% direct or indirect interest in Seller, this representation shall be limited to Purchaser’s knowledge)

(a)                     have engaged in any dealings or transactions, directly or indirectly, (i) in contravention of any U.S., international or other money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. § I et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 DFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or (ii) in contravention of the USA PATRIOT ACT or any Anti-Terrorism Order or on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any relevant lists maintained by the United Nations, North Atlantic Treaty Organization, Organization of Economic Cooperation and Development, Financial Action Task Force, U.S. Office of Foreign Asset Control, U.S. Securities & Exchange Commission, U.S. Federal Bureau of Investigation, U.S. Central Intelligence Agency, U.S. Internal Revenue Service, or any country or organization, all as may be amended from time to time, or

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(b)                     are or will be conducting any business or engaging in any transaction with any person appearing on the U.S. Treasury department’s Office of Foreign Asset Control list of restrictions and prohibited persons, or

(c)                      are a person described in section 1 of the Anti-Terrorism Order or have engaged in any dealings or transactions, or otherwise been associated with, any such person.

The provisions of this subsection shall survive the Closing or earlier termination of this Agreement.

For the purposes of this Agreement, the terms “the actual knowledge of Purchaser”, “the best of Purchaser’s actual knowledge”, “Purchaser’s knowledge”, “Purchaser has no knowledge” and phrases of similar import shall mean the actual, present knowledge (and not constructive knowledge) of Gary Israel, Arthur S. Adler and Joseph C. Shenker, without any duty of or having made any investigation or inquiry, and shall not mean that Purchaser or such individual is charged with knowledge of the acts, omissions and/or knowledge of any direct or indirect owner of Purchaser or a constituent member or partner thereof, or of Purchaser’s or such member’s or partner’s agents or employees.

7.3                               Claims by Purchaser.

7.3.1                                                                                 Seller’s representations and warranties in Sections 7.1.1 through 7.1.4, inclusive, and Section 7.1.19 shall survive the Closing through the applicable statute of limitations. All other representations and warranties of Seller set forth in Section 7.1 shall survive the Closing for a period expiring twelve (12) months after the Closing Date (such statute of limitations period or 12-month survival period, as applicable, being herein referred to as the “Survival Period”).  Any claim by Purchaser after Closing of a breach of the representations or warranties made by Seller in Section 7.1 (a “Breach”) shall be made by Purchaser prior to the expiration of the Survival Period, by Purchaser delivering to Seller a reasonably detailed written notice thereof (a “Claim Notice”), and any Breach that is the subject of any Claim Notice delivered prior to the expiration of the Survival Period shall survive until the resolution thereof, whether by cure by Seller, by final judicial resolution or by agreement of the parties, subject to the last clause of this Section 7.3.1.  If Seller fails to cure such Breach within fifteen (15) days after Seller’s receipt of a Claim Notice (provided, however, if such Breach is not susceptible of cure within such fifteen (15) day period, Seller shall have such additional time as is necessary to cure the Breach if Seller has commenced a cure within such fifteen (15) day period and is diligently prosecuting such cure to completion, but in no event shall such additional time exceed sixty (60) days in the aggregate), Purchaser’s sole remedy shall be to commence a legal proceeding in a court of competent jurisdiction against Seller alleging that Seller is in breach of such representation or warranty (a “Proceeding”) which Proceeding must be commenced, if at all, within one hundred eighty (180) days after the expiration of the Survival Period (or with respect to representations and warranties in Sections 7.1.1 through 7.1.4, inclusive, and Section 7.1.19, prior to the expiration of the Survival Period).

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7.3.2                                                                                 Notwithstanding the foregoing, if the Bring-Down Certificate (as defined below), or other written communication from Seller to Purchaser with reference to the representation or warranty involved, gives notice to Purchaser of one or more Breaches, or prior to the Closing Purchaser otherwise has knowledge of one or more Breaches (which shall be defined for purposes of this Section 7.3.2 and Section 7.4 in accordance with the last paragraph of 7.2 but shall also include Breaches of which Seller expressly notifies Purchaser as a “Breach” in writing), which, in the aggregate, would not result in an adverse economic impact (“Damage”) to Purchaser or the Property (taken together with, but without duplication of, any amount described in clause (i) of the definition of Compliant Estoppel below) greater than $50,000.00 (the “Threshold”), Purchaser shall not be entitled to refuse to close title by reason thereof.

7.3.3                                                                                 If the Bring-Down Certificate, or other written communication from Seller to Purchaser with reference to the representation or warranty involved, gives notice to Purchaser of one or more Breaches, or prior to the Closing Purchaser otherwise has actual knowledge of one or more Breaches, which, in the aggregate, would cause Damage (taken together with any amount described in clause (i) of the definition of Compliant Estoppel below) in excess of the Threshold, and if Seller fails to cure any such Breach or Breaches, as provided in Section 7.4 below, Purchaser, as its sole remedy, may elect to either (i) waive such Breach or Breaches and close title to the Property, and receive a credit equal to the Threshold to be applied against the Purchase Price, or (ii) avail itself of the remedies set forth in Section 10.2.  If Purchaser has elected to terminate this Agreement pursuant to clause (ii) immediately above, Purchaser shall be entitled immediately to a Downpayment Return and, upon the Downpayment Return, except with respect to the obligations which expressly survive termination of this Agreement, this Agreement shall be null and void and the parties shall have no further obligation to each other.

7.3.4                                                                                 After the Closing, Purchaser may deliver a Claim Notice only if Purchaser becomes aware of one or more Breaches of which it did not have actual knowledge prior to the Closing and which results in the aggregate in Damage which exceeds the Threshold (less any Damage waived by Purchaser in closing as described in Section 7.3.2) and less any amount described in clause (i) of the definition of Compliant Estoppel below).

7.3.5                                                                                 The aggregate liability of Seller arising by reason of or in connection with all alleged Breaches asserted after the date of Closing shall not in any event exceed Four Million Dollars ($4,000,000.00) (and, in addition, the prevailing party in any litigation arising from a Breach shall be reimbursed by the other party for its reasonable legal fees and expenses in connection therewith, provided that, if Purchaser is the prevailing party and Sullivan & Cromwell LLP acted on its behalf, in lieu of reimbursing Purchaser’s reasonable legal fees and expenses, Seller shall pay Purchaser an amount equal to the reasonable legal fees and expenses Purchaser would have paid if it were an unaffiliated client of Sullivan & Cromwell LLP).

7.3.6                                                                                 The terms and provisions of this Section 7.3 shall survive the Closing and/or termination of this Agreement.

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7.4                               Until Closing.  If Purchaser has knowledge of any matter which would constitute a Breach or Breaches which (when aggregated with other Breaches of which Purchaser previously had knowledge, exceed the Threshold) Purchaser shall notify Seller of such Breach or Breaches (or such new Breach and the previously known Breaches, as applicable), within the earlier of five (5) Business Days of acquiring knowledge of same or the Closing Date, failing which Purchaser shall be deemed to waive any such Breach or Breaches of Seller’s representations and warranties.  Seller shall have the right to contest Purchaser’s determination as to a Breach, and shall have the right to attempt to cure such Breach without being obligated to complete such cure.  In addition, Seller shall have until the date that is the later of the originally scheduled Closing Date or thirty (30) days from the date of Purchaser’s notice to cure any such Breach and, at Seller’s sole option, the Closing Date shall be extended to such thirtieth (30th) day (or any earlier business day) after Purchaser’s notice to permit such cure by Seller, but in no event later than the Outside Closing Date.

8.                                      Closing Deliveries

8.1                               At or prior to the Closing:

8.1.1                                                                                 Seller shall execute, acknowledge and deliver to Purchaser in respect of the Property bargain and sale deeds without covenants against grantor’s acts, in the form attached hereto as Exhibit M and made a part hereof (the “Deeds”).

8.1.2                                                                                 Seller shall execute, acknowledge and deliver to Purchaser an assignment of all of Seller’s right, title and interest as landlord or otherwise under each of the Space Leases in respect of the Property, and of any security deposits required thereunder to be held by Seller on the date of the Closing (unless Seller elects to credit any of such security deposits to the Purchase Price), in the form attached hereto as Exhibit N and made a part hereof (the “Assignment of Space Leases”), and shall deliver to Purchaser (a) executed originals or, if copies certified by Seller as true and complete (if Seller does not have originals in its possession), of each of such Space Leases.

8.1.3                                                                                 Seller shall execute and deliver to Purchaser notices to the Space Lessees under the Space Leases advising them of the sale of the Property in the form attached hereto as Exhibit O and made a part hereof.

8.1.4                                                                                 Seller shall execute, acknowledge and deliver to Purchaser an omnibus assignment (the “Omnibus Assignment”) in the form attached hereto as Exhibit P and made a part hereof, conveying and transferring to Purchaser all right, title and interest of Seller, if any, in and to all Personal Property, Improvements, Permits, Warranties, Intangible Personal Property, Plans and Leasing Brokerage Agreements relating to the Property and Plans (excluding any Service Contracts referred to in Section 8.1.15); in addition, at Purchaser’s request, Seller shall execute, acknowledge and deliver to Purchaser an assignment, in recordable form, of Seller’s right, title and interest in the Chilled Water Agreement (as amended) described on Exhibit B hereto (to the extent the same is assignable).

8.1.5                                                                                 To the extent in Seller’s possession or control, Seller shall deliver to Purchaser (a) all keys, access cards and security codes to all portions of the Property

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and the Building, (b) all presently effective warranties or guaranties from any contractors, subcontractors, suppliers, manufacturers, servicemen or materialmen in connection with any of the Personal Property or any construction, renovation, repairs or alterations of the Units, the Improvements or any tenant improvements (collectively, the “Warranties”), and (c) copies of all as-built plans and specifications for the Units (the “Plans”).

8.1.6                                                                                 Seller shall deliver to Purchaser a certificate, duly executed and acknowledged by Seller, in accordance with Section 1445 of the Code (a “FIRPTA Certificate”).

8.1.7                                                                                 Seller shall deliver to Purchaser (a) limited liability company resolutions of Seller and consents of its members in customary form reasonably satisfactory to the Title Company, authorizing the transaction contemplated herein and the execution and delivery of the documents required to be executed and delivered hereunder, and (b) resolutions of MCR in customary form authorizing MCR’s execution and delivery of this Agreement for purposes of Section 34.

8.1.8                                                                                 Seller shall deliver to Purchaser a certificate of Seller, dated as of the Closing, certifying to the fulfillment of the conditions set forth in Section 9.2.2 hereof or, as applicable, setting forth facts and circumstances underlying such representations and warranties that have changed between the Effective Date and the Closing Date, in which event Seller shall represent in the Bring Down Certificate such changed facts and circumstances (the “Bring-Down Certificate”). The Bring-Down Certificate will not set forth any such changed facts and circumstances with respect to representations and warranties made “as of the Effective Date only.”  The Bring-Down Certificate shall not be deemed to modify any representation or warranty (including for purposes of Section 9.2.2), except to the extent provided in clause (i) of Section 7.3.3, if the same shall be applicable.

8.1.9                                                                                 Except to the extent previously delivered to Purchaser, at least two (2) Business Days prior to the Closing, Seller shall deliver the Required Estoppels (as hereinafter defined), each dated not earlier than the Estoppel Cutoff Date or, to the extent permitted hereunder, Seller Certificates (as hereinafter defined), if applicable, dated the Closing Date.

8.1.10                                                                          Seller shall execute, acknowledge and deliver to the Title Company a Combined Real Estate Transfer Tax Return and Credit Line Mortgage Certificate, Form TP-584 in respect of the Property (the “State Transfer Tax Return”).

8.1.11                                                                          Seller shall execute, acknowledge and deliver to the Title Company a New York City Department of Finance Real Property Transfer Tax Return in respect of the Property (the “City Transfer Tax Return”).

8.1.12                                                                          Subject to Section 29(c), Seller shall request to be delivered to Purchaser, an estoppel certificate (a “Board Estoppel”) for the benefit of and upon which Purchaser is entitled to rely, which shall be in the form attached hereto as Exhibit Y and made a part hereof, which the Board of Managers is obligated to deliver pursuant to Paragraph 31 of the Declaration (the “Required Form”),

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8.1.13                                                                          Seller shall execute, acknowledge and deliver to the Title Company a title affidavit in the form attached hereto as Exhibit R and made a part hereof.

8.1.14                                                                          Seller shall cause to be delivered (i.e., such that receipt shall have been effected in accordance with the Declaration and By-laws) on the day immediately preceding the Closing Date a letter from Seller addressed to the Secretary of the Board of Managers (“Seller’s Designation Letter”) removing the board members elected by Seller by cumulative voting and filling such vacancies with persons selected by Purchaser (“Purchaser’s Designees”).

8.1.15                                                                          Seller shall deliver to Purchaser reasonably satisfactory evidence of the termination of all Service Contracts which Purchaser shall have not notified Seller pursuant to Section 5.1.8 that Purchaser wishes Seller to assign to Purchaser.

8.2                               At or prior to the Closing:

8.2.1                                                                                 Purchaser shall pay to Seller the balance of the Purchase Price as required pursuant to Section 2.2 hereof and authorize the Escrow Agent to release the Downpayment to Seller.

8.2.2                                                                                 Purchaser shall deliver to Seller copies of Purchaser’s resolutions authorizing the transaction contemplated by this Agreement.

8.2.3                                                                                 Purchaser shall execute, acknowledge and deliver to Seller a counterpart of the Assignment of Space Leases.

8.2.4                                                                                 Intentionally Omitted.

8.2.5                                                                                 Purchaser shall execute, acknowledge and deliver to Seller and the Title Company a counterpart of the State Transfer Tax Return.

8.2.6                                                                                 Purchaser shall execute, acknowledge and deliver to Seller and the Title Company a counterpart of the City Transfer Tax Return.

8.2.7                                                                                 Purchaser shall execute, acknowledge and deliver to Seller a counterpart of the Omnibus Assignment and Assumption.

8.2.8                                                                                 Prior to Closing, Purchaser shall deliver to Seller, to be held in escrow by Seller, letters of resignation, in the form attached hereto as Exhibit V, executed by each of the Purchaser’s Designees identified in Seller’s Designation Letter, which letters of resignation Seller shall have the right to deliver to the Board of Managers if the Closing does not occur for any reason.

8.3                               Seller and Purchaser, at the Closing, shall prepare, execute and deliver to each other, subject to all the terms and provisions of this Agreement a closing statement setting forth, inter alia, the closing adjustments and material monetary terms of the transaction contemplated hereby.

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9.                                      Conditions to Closing Obligations

9.1                               Notwithstanding anything to the contrary contained herein, the obligation of Seller to close title in accordance with this Agreement is expressly conditioned upon the fulfillment by and as of the time of the Closing of each of the conditions listed below, provided that Seller, at its election, evidenced by written notice delivered to Purchaser at or prior to the Closing, may waive any of such conditions:

9.1.1                                                                                 Purchaser shall have executed and delivered to Seller all documents described in Section 8.2, shall have paid all sums of money required to be paid by Purchaser under this Agreement and shall have otherwise complied in all material respects with its obligations under this Agreement to be complied with at or prior to Closing.

9.1.2                                                                                 All representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects as of the date of the Closing.

9.1.3                                                                                 Subject to Section 29(c), the Board of Managers shall have executed and delivered a Board Estoppel or such other form reasonably satisfactory to Purchaser.

9.1.4                                                                                 The Closing shall be a simultaneous closing and transfer of both Units, it being understood and agreed that neither Purchaser nor Seller shall have any obligation under this Agreement to close on one Unit without simultaneously closing on the other.

9.2                               Notwithstanding anything to the contrary contained herein, the obligation of Purchaser to close title and pay the Purchase Price in accordance with this Agreement is expressly conditioned upon the fulfillment by and as of the time of the Closing of each of the conditions listed below, provided that Purchaser, at its election, evidenced by written notice delivered to Seller at or prior to the Closing, may waive all or any of such conditions:

9.2.1                                                                                 Seller shall have executed and delivered to Purchaser all of the documents, shall have paid all sums of money, and shall have otherwise complied in all material respects with its obligations under this Agreement to be complied with at or prior to Closing.

9.2.2                                                                                 All representations and warranties made by Seller in this Agreement shall be true and correct in all material respects as of the Effective Date. All Effective/Closing Date Representations shall be true and correct in all material respects as of the Closing Date. It is agreed that Purchaser shall not have the right to refuse to close under this Section 9.2.2 in the event of any changes between the Effective Date and the Closing Date (i) arising from facts and circumstances described in Section 5.7 or (ii) actions expressly approved by Purchaser under Section 27 or (iii) affecting the representations and warranties made “as of the Effective Date only.”

9.2.3                                                                                 The Title Company shall be willing to insure title to the Property pursuant to an Owner’s Policy of Title Insurance in the amount of the Purchase Price at regular rates and without additional premium, subject only to the Permitted Exceptions (the “Title Policy”).

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9.2.4                                                                                 The Board of Managers shall (a) not have either (1) objected in writing to the transfer of the Property to Purchaser, or (ii) instituted a proceeding seeking to enjoin the transfer of the Property to Purchaser, and (b) have executed and delivered a Board Estoppel in the Required Form or such other form satisfactory to Purchaser.

9.2.5                                                                                 The Closing shall be a simultaneous closing and transfer of both Units, it being understood and agreed that neither Purchaser nor Seller shall have any obligation under this Agreement to close on one Unit without simultaneously closing on the other.

10.                               Limitation on Liability of Parties

10.1                        In the event Purchaser shall default in the performance of Purchaser’s obligations under this Agreement and the Closing does not occur as a result thereof (a “Purchaser Default”), Seller’s sole and exclusive remedy shall be, and Seller shall be entitled, to retain the Downpayment and any interest earned thereon as and for full and complete liquidated and agreed damages for Purchaser’s default, and Purchaser shall be released from any further liability to Seller hereunder, except that the provisions of Sections 12, 13, 23 and 30 hereof, and any other provision that expressly survives termination of this Agreement, shall survive. SELLER AND PURCHASER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER UPON A PURCHASER DEFAULT AND THAT THE DOWNPAYMENT AND ANY INTEREST EARNED THEREON REPRESENTS A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT SELLER WOULD SUFFER UPON A PURCHASER DEFAULT. SUCH LIQUIDATED AND AGREED DAMAGES ARE NOT INTENDED AS FORFEITURE OR A PENALTY WITHIN THE MEANING OF APPLICABLE LAW.

10.2                        In the event of a failure of a condition to Purchaser’s obligations hereunder (occurring as a result of Seller’s default hereunder) which Purchaser is unwilling to waive, or if Seller shall be unable to convey title to Purchaser in accordance with this Agreement, Purchaser may, as its sole remedy in such event, elect to terminate this Agreement, and in such event Escrow Agent shall make a Downpayment Return, and upon the Downpayment Return, each party shall be released and discharged from any further liability to the other hereunder, except that the provisions of Sections 12, 13, 23 and 30 hereof, and any other provision that expressly survives termination of this Agreement, shall survive.

10.3                        In the event that Seller shall Willfully Default (as hereinafter defined) in the performance of Seller’s obligations under this Agreement and the Closing does not occur as a result thereof, Purchaser’s sole and exclusive remedy shall be, and Purchaser shall be entitled, to either (a) seek specific performance of Seller’s obligations hereunder, provided that any such action for specific performance must be commenced within thirty (30) days after such default or (b) instruct Escrow Agent to make a Downpayment Return and, in the latter event, within ten (10) days after request therefor, Seller shall pay to Purchaser its reasonable out-of-pocket costs and expenses incurred in connection with Purchaser’s due diligence of the Property and proposed financing of the acquisition contemplated herein (including its proposed lenders’ due diligence costs and legal fees, but excluding any amount for Purchaser’s own legal representation which

40

shall not be reimbursed by Seller) (collectively, “Purchaser’s Costs”, but in no event in an amount in excess of $200,000).

10.4                        “Seller’s Willful Default” shall mean Seller’s willful refusal to perform its obligation to convey the Property to Purchaser in accordance with terms of this Agreement, provided:  (1) the reasons for such refusal do not include conditions beyond Seller’s control or the unmarketability of title (subject to Seller’s compliance with its express obligations under Section 3.3); and (2) Purchaser has satisfied, or is able to satisfy by the Closing Date in all material respects all conditions required to be satisfied by it under this Agreement, is not otherwise in default in any material respect under this Agreement and is ready, willing and able to perform all of its obligations under this Agreement and to deliver the Purchase Price due Seller under this Agreement.  In no event shall Purchaser bring an action against Seller for damages or seek any remedy (whether or not in an action at law or in equity) against Seller that could require Seller to pay any monies to Purchaser whether characterized as damages or otherwise (except for an action to compel Escrow Agent to return the Downpayment to Purchaser if Purchaser is, in fact, entitled to the return thereof in accordance with this Agreement and/or to pay any amount owed by Seller to Purchaser pursuant to Section 3.3 or 10.3(b)). The untruth or inaccuracy of any representation or warranty of Seller or Seller’s noncompliance with any of its covenants shall not be deemed Seller’s Willful Default, provided Seller has complied with its obligations under Section 7.4 with respect thereto.

11.                               Fire or Other Casualty, Condemnation

11.1                        Seller agrees (a) to maintain Seller’s property insurance as shown on Exhibit J or other commercially reasonable property insurance (“Casualty Insurance”) in full force and effect through the Closing, and (b) to give Purchaser reasonably prompt notice of any fire or other casualty occurring at the Property of which Seller obtains knowledge, between the date hereof and the date of the Closing, or of any actual or threatened condemnation, in writing, of all or any part of the Property of which Seller obtains knowledge.

11.2                        If prior to the Closing there shall occur damage to a Unit or the Building caused by fire or other casualty, the Closing shall be adjourned for up to twenty (20) days (but in no event, later than the Outside Closing Date), or for such longer period (not to exceed the earlier of (x) sixty (60) days or (y) the Outside Closing Date) as may be reasonably required in order to permit (a) Purchaser’s architect or engineer to estimate the cost to repair or restore the Unit(s) to its condition immediately prior to such casualty (the “Estimated Repair Cost”) and (b) allow Seller and Purchaser to receive from either (A) the Board of Managers, as to loss covered by the insurance carried by the Condominium, or (B) the insurers under Seller’s Casualty Insurance (i) confirmation that such loss is an insured loss and (ii) an estimate of the amount of insurance proceeds payable in respect thereof (the items described in clauses (i) and (ii) being herein referred to as the “Insurer’s Loss Payable Statement”).  If, prior to the Closing, a fire or other casualty causes damage to a Unit and/or the Building and either (1) the Estimated Repair Cost is $10,000,000 or more, or (2) one or more Space Lessees occupying more than 25% of the rentable square feet of the Units is or is reasonably likely to be entitled to terminate its or their Space Leases (which right has not been waived), (either of clauses (1) or (2) being herein referred to as a “Material Casualty”) or there shall occur a taking by condemnation of any

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material portion of either Unit or the Building or of access to the Building or a Unit (a “Material Taking”), then, and in either such event, Purchaser may elect to terminate this Agreement by written notice given to Seller within (A) in the case of a fire or other casualty, ten (10) Business Days after receipt of the Insurer’s Loss Payable Statement, and (B) in the case of a condemnation, ten (10) Business Days after Seller has given Purchaser the notice referred to in Section 11.1 hereof, in which event Escrow Agent shall promptly make a Downpayment Return, this Agreement shall thereupon be null and void and neither party hereto shall thereupon have any further obligation to the other, except that the provisions of Sections 12, 13, 23 and 30 hereof, and any other provision that expressly survives termination of this Agreement, shall survive such termination. For clarity, Purchaser shall also have the termination right described in the immediately preceding sentence if the Casualty Insurance insurers do not confirm that such loss is an insured loss.

11.3                        If Purchaser does not elect to terminate this Agreement, then (a) the Closing shall take place as herein provided, (b) Seller shall at the Closing (i) assign to Purchaser, all of Seller’s interest in and to any insurance proceeds or condemnation awards which may be payable to Seller on account of any such fire, casualty or condemnation, and (ii) credit to Purchaser on account of the Purchase Price (A) any such proceeds (as reflected in the Insurer’s Loss Payable Statement) or awards theretofore paid to Seller, and (B) the amount of any applicable insurance deductible. The proceeds of rent interruption insurance, if any, shall on the Closing Date be appropriately apportioned between Purchaser and Seller.

11.4                        If, prior to the Closing, there shall occur (a) damage to either Unit or the Building caused by fire or other casualty which is not a Material Casualty (and, as to which Purchaser does not have a termination right under the last sentence of Section 11.2) or (b) a taking by condemnation of any part of a Unit or the Building which is not a Material Taking, then, and in either such event, Purchaser shall not have the right to terminate this Agreement by reason thereof, but Seller shall at Closing, assign to Purchaser all of Seller’s interest in any insurance proceeds or condemnation awards payable to Seller on account of any such fire, casualty or condemnation, and shall credit to Purchaser on account of the Purchase Price (A) any such proceeds (as reflected in the Insurer’s Loss Payable Statement) or awards theretofore paid to Seller, and (B) the amount of any applicable insurance deductible. The proceeds of rent interruption insurance, if any, shall on the Closing Date be appropriately apportioned between Purchaser and Seller.

11.5                        Nothing contained in this Section 11 shall be construed to impose upon Seller any obligation to repair any damage or destruction caused by fire or other casualty or condemnation.

11.6                        For purposes of this Section 11, (a) a taking of a material part of a Unit shall mean any taking which, in Purchaser’s reasonable opinion, leaves remaining a balance of the Unit which may not be economically operated (after appropriate restoration) for the purpose for which the Unit was operated or intended to be operated prior to such taking, taking into account the Purchase Price to be paid by Purchaser and (b) taking of a material part of the Building shall mean any taking of an area which is more than fifteen percent (15%) of the aggregate rentable area of the Building.

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11.7                        In the event that Purchaser does not elect to terminate this Agreement in accordance with Section 11.2 above, or upon the occurrence of the events set forth in Section 11.4 (a) or (b) above, Seller and Purchaser shall jointly negotiate with insurers and any condemning authority regarding the amount of any insurance proceeds and/or any condemnation awards payable in respect thereof. Seller shall not contest, settle or compromise any claim without Purchaser’s approval, which will not be unreasonably withheld.

11.8                        The provisions of this Section 11 supersede any law applicable to the Property governing the effect of fire or other casualty in contracts for real property.

12.                               Brokerage.  Purchaser and Seller each represent and warrant to the other that it has not dealt with any broker, consultant, finder or like agent who might be entitled to a commission or compensation on account of introducing the parties hereto, the negotiation or execution of this Agreement or the closing of the transactions contemplated hereby, except Eastdil Secured (the “Broker”).  Purchaser and Seller each further agrees to defend, indemnify and hold the other party, its respective successors and assigns, harmless from and against all claims, losses, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) which may be asserted against, imposed upon or incurred by such party by reason of a claimed breach by the representing party of its representations and warranties hereunder.  Seller shall pay to Broker a commission pursuant to a separate agreement.  The provisions of this Section 12 shall survive the Closing or other termination of this Agreement.

13.                               Closing Costs; Fees and Disbursements of Counsel, etc.  At the Closing, Seller shall pay (a) the New York State Real Estate Transfer Tax imposed pursuant to Article 31 and Section 1402 of the New York Tax Law (the “State Transfer Tax”) and the New York City Real Property Transfer Tax imposed pursuant to Title 11, Chapter 21 of the New York City Administrative Code (the “City Transfer Tax”), upon or payable in connection with the transfer of title to the Property and the recordation of the Deeds, and (b) all sums to be paid by Seller under the Condominium Documents or any rule or regulation relating thereto in connection with the sale and transfer of the Property to Purchaser.  Seller and Purchaser shall each execute and/or swear to the returns or statements required in connection with the State Transfer Tax and the City Transfer Tax. All such tax payments to be paid by Seller shall be made by certified check payable directly to the order of the appropriate governmental authority or by Wire Transferred Funds to the Title Company. Purchaser shall pay (i) all charges for recording and/or filing the Deeds and (ii) all title charges and survey costs, including the premium for Purchaser’s Title Policy. Each of the parties hereto shall bear and pay the fees and disbursements of its own counsel, accountants and other advisors in connection with the negotiation and preparation of this Agreement and the Closing.   This Section 13 shall survive the Closing.

14.                               Notices

Except as otherwise provided in this Agreement, all notices, demands, requests, consents, approvals or other communications (for the purposes of this Section 14 collectively referred to as “notices”) required or permitted to be given hereunder or which are given with respect to this Agreement, in order to constitute effective notice to the other party, shall be in writing and shall be deemed to have been given and received (a) when hand-delivered with

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signed delivery receipt obtained, (b) when transmitted on a business day by facsimile (if a facsimile number for the addressee is provided below) or email, if followed by giving of, pursuant to one of the other means set forth in this Section 14 before the end of the first business day thereafter, with printed confirmation of successful transmission to the appropriate facsimile number of the address listed below as obtained by the sender from the sender’s facsimile machine, (c) upon receipt, when sent by prepaid reputable overnight courier for overnight delivery or (d) three (3) days after the date so mailed if sent postage prepaid by registered or certified mail, return receipt requested, in each case addressed as follows:

If to Seller, to:

M-C 125 Broad A L.L.C.
M-C 125 Broad C L.L.C.
c/o Mack-Cali Realty Corporation
343 Thornall Street
Edison, New Jersey 08837
Attention:	Mitchell E. Rudin,
Chief Executive Officer
E-mail address: mrudin@mack-cali.com
Facsimile: (732) 205-9040

Michael J. DeMarco,
President and Chief Operating Officer
E-mail address: mdemarco@mack-cali.com
Facsimile: (732) 205-9012

Gary Wagner, Esq.
Chief Legal Officer and Secretary
E-mail address: gwagner@mack-cali.com
Facsimile: (732) 205-9015

with copies to:

Seyfarth Shaw LLP
620 Eighth Avenue, Suite 3200
New York, New York 10018
Attention:	John P. Napoli, Esq.
E-mail: jnapoli@seyfarth.com

Miles M. Borden, Esq.
E-mail: mborden@seyfarth.com
Facsimile: (212) 218-5526

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If to Purchaser:

c/o Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10019
Attention:	Joseph C. Shenker
Email: shenkerj@sullcrom.com

With copies to the same address:

Attention:	Arthur S. Adler
Email: adlera@sullcrom.com

If to Escrow Agent, to:

Fidelity National Title Insurance Company
485 Lexington Avenue
New York, NY 10017
Attention:	Nicholas De Martini, Esq.
Email: ndemartini@fnf.com
Facsimile: (646) 424-9380

Notices shall be valid only if served in the manner provided above.  Notices may be sent by the respective attorneys for the parties and each such notice so served shall have the same force and effect as if sent by such party.

15.                               Survival.  Except as otherwise expressly set forth in this Agreement, the provisions of this Agreement shall not survive the Closing provided for herein.  Without limiting other provisions that survive the Closing or termination of this Agreement, as provided herein, the following provisions shall survive the Closing or termination of this Agreement: Sections 16 through 24, inclusive, and Sections 31 through 34, inclusive.

16.                               Counterparts; Caption.  Electronic or PDF format counterparts and signatures of this Agreement shall be fully valid, binding and enforceable as an original for all purposes, even though no counterpart is being executed by all parties.  At such time as each party receives a counterpart or counterparts of this Agreement signed by the other parties, all counterparts so separately executed by each party and delivered to the other parties together shall constitute but one and the same instrument, which may be sufficiently evidenced by one signed counterpart.  The captions contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

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17.                               Entire Agreement; No Third Party Beneficiaries.  This Agreement (including all exhibits annexed hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior contemporaneous negotiations and understandings, if any, with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. The parties do not intend to confer any benefit hereunder on any person, firm or entity other than the parties hereto. The provisions of this Section 17 shall survive the Closing.

18.                               Waivers; Extensions.  No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

19.                               Further Assurances.  The parties each agree to do such other and further acts and things, and to execute and deliver such instruments and documents (not creating any obligations additional to those otherwise imposed by this Agreement) as either may reasonably request from time to time, whether at or after the Closing, in furtherance of the purposes of this Agreement. The provisions of this Section 19 shall survive the Closing. Each party shall cooperate with each other and do all acts as may be reasonably required or requested by the other with regard to the fulfillment of any condition precedent to such other party’s obligations hereunder, including execution of any documents, applications or permits, but the representations and warranties of any party made in this Agreement shall not be affected or released by any investigation or inquiry made by any party or any of its agents or consultants or by any waiver or fulfillment of any such condition.

20.                               Assignment.  Except as set forth below, Purchaser shall neither assign its rights nor delegate its obligations hereunder without obtaining Seller’s prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing or anything herein to the contrary, Purchaser may assign its rights and obligations hereunder (and, otherwise, this Agreement) and/or designate as the grantee(s), assignee(s) or transferee(s) under the Deeds and other transfer instruments to be delivered at Closing to: (a) Sullivan & Cromwell LLP or any entity or entities, directly or indirectly, controlled or at least fifty-one percent (51%) owned by Sullivan & Cromwell LLP (any such entity, a “Permitted Assignee” and, for the avoidance of doubt, any such Permitted Assignee shall also constitute and be referred to hereunder, including, without limitation, under Section 34, as the “Purchaser”); or (b) solely for the purpose of effectuating an Exchange (as defined in Section 34 herein) for Purchaser, and subject to Section 34, one or more “exchange accommodation titleholders” (“EAT”) (within the meaning of the Revenue Procedure (as defined in Section 34)) and/or one or more limited liability companies, partnerships, real estate investment trusts, or business trusts or other entities (any of which, a “Non-Corporate Entity”), directly or indirectly, owned by any one or more of the Purchaser, entities that would qualify as a Permitted Assignee of Purchaser and/or any one or more EATs; provided, however, and notwithstanding anything herein to the contrary, any such Non-Corporate Entity may then be further assigned, on or prior to the Closing, to any such one or more EATs (and/or to any other Non-Corporate Entity that is, directly or indirectly, wholly-owned by any

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such one or more EATs as necessary to enable the Purchaser to effectuate its Exchange. Whereas any such assignment referred to in clause (b) shall be subject to the provisions of Section 34 hereof, any such assignment to a Permitted Assignee referred to in clause (a) above shall be subject to (i) Purchaser assigning to the Permitted Assignee all of its right, title and interest in and to the Downpayment, and (ii) Purchaser delivering to Seller a copy of a fully executed assignment and assumption agreement prior to Closing. Notwithstanding any assignment of this Agreement in accordance with the terms of this Section 20, Purchaser named herein shall remain jointly and severally liable with the assignee (although not any EAT or Purchaser Intermediary (defined in Section 34 hereof)) for the payment and performance of all of Purchaser’s obligations hereunder.

21.                               Pronouns: Joint and Several Liability.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties may require. The liability of Seller hereunder shall be joint and several. For clarity: Unit A Seller and Unit C Seller shall be jointly and severally liable for the obligations of Seller hereunder; Unit A Seller shall be liable for (as a principal), and hereby guarantees the performance of, each obligation hereunder of Unit C Seller; and Unit C Seller shall be liable for (as a principal), and hereby guarantees the performance of, each obligation hereunder of Unit A Seller.

22.                               Successors and Assigns.  This Agreement shall bind and inure to the benefit of Seller and Purchaser, and their respective permitted successors and assigns.

23.                               Escrow

23.1                        Escrow Agent shall hold the Downpayment, together with all interest earned thereon, in its escrow account (provided that Seller and Purchaser shall each provide Escrow Agent with a W-9 Form and an Order to Invest), in accordance with the following:

23.1.1                                                                          Escrow Agent shall hold the Downpayment, together with all interest earned thereon, in Escrow Agent’s escrow account at JPMorgan Chase and shall cause the Downpayment to earn interest at such bank’s then prevailing insured money market rates on trust account deposits of similar size.  Escrow Agent shall have no liability for any fluctuations in the interest rate paid by such bank on the Downpayment, and is not a guarantor thereof.

23.1.2                                                                          If Escrow Agent receives a written notice signed by both Seller and Purchaser stating that the Closing has occurred and that Seller is entitled to receive the Downpayment, Escrow Agent shall deliver the Downpayment, together with the interest earned thereon, to Seller.  If Escrow Agent receives a written notice signed by both Seller and Purchaser that this Agreement has been terminated or canceled, Escrow Agent shall deliver the Downpayment, together with the interest thereon to the party set forth in such notice.

23.1.3                                                                          Subject to Section 23.3, if Escrow Agent receives a written request signed by Purchaser or Seller (the “Noticing Party”) stating that this Agreement has been canceled or terminated and that the Noticing Party is entitled to the Downpayment or that the other party hereto (the “Non-Noticing Party”) has defaulted in the performance of its obligations hereunder, Escrow Agent shall mail (by certified mail, return receipt requested) a

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copy of such request to the Non-Noticing Party. The Non-Noticing Party shall have the right to object to such request for the Downpayment by written notice of objection given to and received by Escrow Agent and the Noticing Party within ten (10) Business Days after the date of Escrow Agent’s giving of such copy to the Non-Noticing Party, but not thereafter.  If Escrow Agent shall not have so received a written notice of objection from the Non-Noticing Party, Escrow Agent shall deliver the Downpayment, together with the interest earned thereon. to the Noticing Party.  If Escrow Agent shall have received a written notice of objection within the time herein prescribed, Escrow Agent shall refuse to comply with any requests or demands on it and shall continue to hold the Downpayment, together with any interest earned thereon, until Escrow Agent receives either (a) a written notice signed by both Seller and Purchaser stating who is entitled to the Downpayment (and interest)  or (b) a final order of a court of competent jurisdiction directing disbursement of the Downpayment (and interest) in a specific manner, in either of which events Escrow Agent shall then disburse the Downpayment, together with the interest earned thereon in accordance with such notice or order. Escrow Agent shall not be or become liable in any way or to any person for its refusal to comply with any such requests or demands until and unless it has received a direction of the nature described in clause (a) or (b) above.

23.2                        Any notice to Escrow Agent shall be sufficient only if received by Escrow Agent within the applicable time period set forth herein.  All notices from Escrow Agent to Seller and/or Purchaser, or from Seller and/or Purchaser to Escrow Agent, provided for in this Section 23 shall be given and addressed to the party to receive such notice at its notice address set forth in Section 14 above (with copies to be similarly sent to the additional persons therein indicated).

23.3                        Notwithstanding the foregoing, if Escrow Agent shall have received a written notice of objection as provided for in Section 23.1.3 above within the time therein prescribed, or shall have received at any time before actual disbursement of the Downpayment a written notice signed by either Seller or Purchaser disputing entitlement to the Downpayment or shall otherwise believe in good faith at any time that a disagreement or dispute has arisen between the parties hereto over entitlement to the Downpayment (whether or not litigation has been instituted), Escrow Agent shall have the right, upon written notice to both Seller and Purchaser, (a) to deposit the Downpayment, together with the interest earned thereon with the clerk of the Court in which any litigation is pending and/or (b) to take such reasonable affirmative steps as it may, at its option, elect in order to terminate its duties as Escrow Agent, including, without limitation, the depositing of the Downpayment, together with the interest earned thereon with the clerk of the court of competent jurisdiction and the commencement of an action for interpleader, the costs thereof to be borne by whichever of Seller or Purchaser is the losing party, and thereupon Escrow Agent shall be released of and from all liability hereunder except for any previous gross negligence or willful misconduct.

23.4                        Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, the other provisions of this Section 23, prior to the expiration of the Evaluation Period, the escrow established hereunder shall be a “sole order” escrow for the benefit of Purchaser (meaning that Escrow Agent shall act solely in accordance with the instructions of Purchaser until the expiration of the Evaluation Period in respect of the

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Downpayment).  Without limiting the generality of the foregoing, in the event that prior to the expiration of the Evaluation Period, Purchaser delivers notice to Escrow Agent stating that Purchaser has elected to terminate this Agreement, Escrow Agent shall refund to Purchaser the Downpayment without any requirement that Escrow Agent first notify or obtain any approval or consent of Seller as provided above in this Section 23.  In furtherance of the foregoing, in the event Purchaser so instructs Escrow Agent on or prior to the expiration of the Evaluation Period, Escrow Agent agrees that it shall not be permitted to, and shall not, follow any conflicting instructions given by Seller or any third party as to the disposition of the Downpayment but shall instead follow only the instructions of Purchaser in connection therewith.  Seller agrees in such instance not to deliver any conflicting instructions to Escrow Agent for any reason and hereby instructs Escrow Agent to act in respect of the Downpayment solely in accordance with Purchaser’s instructions on or prior to the expiration of the Evaluation Period, including instructions of Purchaser to return the Downpayment to Purchaser.

23.5                        Escrow Agent is acting hereunder without charge as an accommodation to Purchaser and Seller, it being understood and agreed that Escrow Agent shall not be liable for any error in judgment or any act done or omitted by it in good faith or pursuant to court order, or for any mistake of fact or law. Escrow Agent shall not incur any liability in acting upon any document or instrument believed thereby to be genuine. Escrow Agent is hereby released and exculpated from all liability hereunder, except only for willful misconduct or gross negligence. Escrow Agent may assume that any person purporting to give it any notice on behalf of any party has been authorized to do so. Escrow Agent shall not be liable for, and Purchaser and Seller hereby jointly and severally agree to indemnify Escrow Agent from and against, any loss, liability or expense, including reasonable attorney’s fees (paid to retained attorneys) arising out of any dispute under this Agreement, including the cost and expense of defending itself against any claim arising hereunder.

24.                               Tax Proceedings.  If any proceedings for the reduction of the assessed valuation of the Property (“Tax Proceedings”) relating to any tax years ending prior to the tax year in which the Closing occurs are pending at the time of the Closing, Seller reserves and shall have the right to continue to prosecute and/or settle the same in Seller’s sole discretion at no cost or expense to Purchaser, and any refunds or credits due for tax years ending prior to Purchaser’s ownership of the Property shall remain the sole property of Seller (subject to the rights, if any, of Space Lessees thereto, and Seller subsequent to the Closing shall reimburse such Space Lessees in a timely manner and otherwise in accordance with the Space Leases for any amounts owed to such Space Lessees pursuant to such Space Leases). From and after the date hereof until the Closing, Seller is hereby authorized to commence any new Tax Proceedings and/or continue any Tax Proceedings relating to the tax year which the Closing occurs, and in Seller’s sole discretion at its sole cost and expense, to litigate or settle same; provided, however, that Seller shall not settle any such proceeding for the tax year in which the Closing occurs without Purchaser’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed, and Purchaser shall be entitled to that portion of any refund relating to the period occurring from and after the Closing after deduction from the refund of all third-party costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Seller in obtaining such refund. Upon Closing Purchaser is hereby authorized to commence any new Tax Proceedings and/or continue any Tax Proceedings in respect of the Current Year, and at its sole

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cost and expense to litigate or settle same, subject to prior consultation with Seller and that any settlement shall be subject to Seller’s consent (not to be unreasonably withheld).  Each party shall deliver to the other, reasonably promptly after request therefor, receipted tax bills and canceled checks used in payment of such taxes and any other documents necessary in connection with the tax proceedings and shall execute any and all consents or other documents, and do any act or thing necessary for the collection of such refund by the party entitled to collect the same hereunder. Each party shall reasonably cooperate with the other, at no out-of-pocket expense to the other, in connection with the prosecution of any such tax reduction proceedings. If any refunds or credits from any Tax Proceedings creates an obligation to reimburse any Space Lessees for Overage Rent paid or to be paid, that portion of such refund or credit received by Seller equal to the amount of such required reimbursement shall be paid by Seller directly to the Space Lessees entitled thereto with respect to time period relating to Seller’s ownership of the Property, provided that any refund received with respect to the tax year in which the Closing occurs shall be dealt with in accordance with Section 6.1.2.  Purchaser shall have the sole right to prosecute any tax proceedings in respect of the Property relating to any fiscal year ending after the fiscal year in which the Closing occurs. Seller shall reasonably cooperate with Purchaser at no out-of-pocket expense to Seller in connection with the prosecution of any such tax proceedings. The above provisions of this Section 24 shall survive the Closing. Seller agrees that, provided the Closing occurs prior to May 22, 2016, Seller shall not file with the New York City Department of Finance a Real Property Income and Expense Statement for 2015 (RPIE-2015) and, if the Closing shall have not occurred prior to such date, Seller shall reasonably consult with Purchaser with respect to the contents of such statement prior to its filing.

25.                               Security Deposits.  From and after the Effective Date, Seller shall not apply any Security Deposit.

26.                               Maintenance of the Property.  Between the date of this Agreement and the Closing, Seller shall operate the Property in the same manner as before the making of this Agreement and, without limiting the foregoing, shall perform in all material respects the obligations of landlord under the Space Leases and use commercially reasonable efforts to require the Space Lessees to perform in all material respects their obligations under the Space Leases. Seller shall not remove or transfer to any third party any Personal Property after the date hereof, except for repair or replacement thereof or in the ordinary course of business. Seller shall not commence any new capital projects at the Property.

27.                               Leasing and Contracts.  From and after the Effective Date, Seller shall not enter into any Material Transaction without in each case obtaining Purchaser’s prior written consent thereto, which consent may be withheld in Purchaser’s sole discretion. A “Material Transaction” means a new Space Lease or Service Contract affecting the Property (except a Service Contract that is terminable by Seller as of the Closing Date and, unless Purchaser otherwise elects in a timely manner under Section 5.1.8, is in fact terminated by Seller as of the Closing), or any amendment, expansion, extension or renewal thereof (except to the extent Seller, as lessor, is expressly required to agree to or grant the same pursuant to such Space Lease), or permitting any Space Lessee to enter into any sublease, assignment or agreement pertaining to the Property (except as expressly permitted to such Space Lessee without lessor’s consent under such Space Lessee’s Space Lease), or waiving, compromising or settling any

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rights of Seller or lessor under any Service Contract or Space Lease, or terminating any Space Lease, or returning any Security Deposit (except as expressly required by a Space Lessee’s Space Lease).  If the Closing shall occur, Purchaser shall be responsible for the rent credits and other tenant costs described in the proviso of Section 6.1.5 and leasing commissions and all other leasing costs payable in connection with any new Space Lease or any amendment, expansion, extension or renewal of an existing Space Lease approved by Purchaser pursuant to this Section 27.

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28.                               Estoppels.  Promptly after the Effective Date, Seller shall request and use commercially reasonable efforts to obtain from each Space Lessee an estoppel (“Estoppel”) which shall be either (1) in the form attached hereto as Exhibit Q and made a part hereof or (2) in the event any Space Lease provides for the form of Estoppel that the Space Lessee thereunder shall be required to deliver to the landlord under such Space Lease or set(s) forth the matters to be contained in such an Estoppel in connection with a sale of all or any part of the Property, in such form or containing those matters required to be addressed by such Space Lessee. Seller shall deliver copies of each executed Estoppel to Purchaser for its review within four (4) Business Days after receipt thereof. Purchaser shall approve or reject such Estoppel delivered to Purchaser within four (4) Business Days after receipt thereof.  Failure to reject or approve any such Estoppel within such four (4) Business Day period shall be deemed to be a Compliant Estoppel (as hereinafter defined). As a condition to Closing, Seller shall deliver to Purchaser the Required Estoppels dated no earlier than the Estoppel Cutoff Date. As used herein: (a) “Required Estoppels” means Compliant Estoppels from (i) each Space Lessee with a Space Lease affecting more than one floor (and, for clarity, not affecting only one floor or less) and (ii) Space Lessees under Space Leases that, together with the rentable square feet leased by the Space Lessees referred to in clause (i), lease at least eighty percent (80%)  of the rentable square feet in the Units; (b) “Compliant Estoppels” are Estoppels executed and delivered by the Space Lessee in question (and, if a Space Lessee’s obligations are guaranteed, by the guarantor) that (i) do not allege a material default by, or material dispute with, landlord, or (except as disclosed in Seller’s representations and warranties herein or as otherwise excepted in this Section 28) any right of offset, defense, claim or counterclaim to the payment of rent or other sums, or the performance of Space Lessee’s other obligations or any right to payment or reimbursement from Seller, up to an amount not to exceed the Threshold in the aggregate with other Estoppels and with any Damage under Section 7.3.2, but without duplication thereof, (ii) do not contain any material information that differs in any material respect from the Space Leases provided to Purchaser as of the Effective Date and (iii) are otherwise consistent with the representations and warranties of Seller contained in Section 7.1 of this Agreement with respect to Space Leases and the obligations of the lessor thereunder; and (c) the “Estoppel Cutoff Date” means the sixtieth (60th) day prior to the Closing Date, plus the number of days that Purchaser adjourns the Closing Date pursuant to Section 4.4. Seller shall forward to Purchaser copies of any written notice of default delivered to or received from any Space Lessee or written correspondence with a Space Lessee in respect of an actual or alleged default under its Space Lease.  In the event that Seller is unable to obtain Compliant Estoppels from a sufficient number of Space Lessees to meet the Required Estoppels, then, Seller may, at its option, deliver one or more certificates in lieu thereof in substantially the same form as the form of Estoppel attached hereto as Exhibit Q that would, but for its execution by Seller, constitute a Compliant Estoppel (each, a “Seller Certificate”) with respect to Space Leases covering no more than twenty percent (20%) of the aggregate occupied square footage on the date hereof, which, together with the Compliant Estoppels actually received, will cover at least the Required Estoppels, and Seller shall by virtue thereof be deemed to have fulfilled the conditions set forth in this Section 28 to deliver Compliant Estoppels from the Required Estoppels.  Seller’s liability under any Seller Certificate with respect to a Space Lease shall expire on the date of delivery to Purchaser of a Compliant Estoppel from the Space Lessee under such Space Lease.  Seller’s failure to deliver Compliant Estoppels (or Seller Certificates, as applicable) under this Section 28 shall constitute a failure of a condition to Purchaser’s obligations hereunder and not a default by Seller, and Purchaser shall

52

not be entitled to specific performance of such obligation of Seller to deliver such Compliant Estoppels.  Notwithstanding anything to the contrary set forth above, claims of any Space Lessee set forth in any Estoppel shall not be deemed (alone or in combination with other matters), to cause such Estoppel not to be a Compliant Estoppel in the event such claims are (i) disclosed in writing to Purchaser prior to the expiration of the Evaluation Period, or (ii) an assertion by any Space Lessee that there are amounts due from Seller to such Space Lessee allocable to periods prior to the Closing and which, under the terms of this Agreement, Seller has agreed to pay, or (iii) any assertion or dispute regarding the Overage Rent relating to or arising out of the settlement process concerning 2015 and/or any prior years, or (iv) below the Threshold (less any Damage, except to the extent Seller has cured, or provided Purchaser with a credit for, such Damage under Section 7.3.2 or Section 7.3.3) and submitted prior to Estoppels with claims in the aggregate exceeding the Threshold (less any Damage, except to the extent Seller has cured, or provided Purchaser with a credit for, such Damage under Section 7.3.2 or Section 7.3.3) (for example, assuming there is no Damage (or that all Damage has been cured or credited by Seller), if three Estoppels are submitted with claims of $20,000 each, the first two Estoppels shall be deemed to be Compliant Estoppels and the third, which exceeds the Threshold in the aggregate with the first two Estoppels, shall not be a Compliant Estoppel).  Seller shall not be required to expend any money, provide financial accommodations or commence any litigation in connection with obtaining such Estoppels.  Seller shall be entitled to one or more adjournments of the Closing Date, not to exceed (including all of Seller’s other adjournments under this Agreement) thirty (30) days in the aggregate, but not beyond the Outside Closing Date, to obtain Estoppels or Seller Certificates, but shall have no liability to Purchaser for failing to obtain the Estoppels or Seller Certificates, as such inability to deliver such Estoppels or Seller Certificates shall be a failure of a condition and not a default hereunder.

29.                               Condominium

(a)                                 Seller will perform and comply with all material terms, covenants, conditions and provisions of the Condominium Documents, the rules and regulations of the Condominium and any other documents creating or governing the Condominium applicable to the Units.  Seller will comply with all of the requirements set forth in Paragraph 18(d) of the Declaration with respect to the proposed sale of the Units to Purchaser. Seller will not take, permit, suffer or allow any action to modify or amend the Condominium Documents without Purchaser’s consent, which consent may be withheld in Purchaser’s sole discretion.

(b)                                 If required by the Board of Managers pursuant to Subparagraph 18(d) of the Declaration, as a condition to the Purchaser acquiring the Unit, Purchaser or an Affiliate of Purchaser acceptable to the Board of Managers, shall deliver to the Board of Managers an unconditional guaranty of the obligations of Purchaser.

(c)                                  Purchaser acknowledges that its affiliate is the owner of a unit in the Condominium and has designated individuals as members of the Board of Managers.  Purchaser agrees that it shall cause its affiliate to cause its designated Board of Manager members to cooperate in a commercially reasonable manner in connection

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with granting or issuing any consents, estoppels or other deliverables from the Board of Managers that Seller is required to seek and/or obtain hereunder  and that Purchaser shall otherwise use commercially reasonable efforts to obtain such consents, estoppels or other deliverables (provided that such agreement shall not require such affiliate or the Board of Managers to waive or modify any term or condition of the Declaration or the By-laws).

(d)                                 Seller agrees that it shall cause its designated Board of Manager members to cooperate in a commercially reasonable manner in connection with granting or issuing any consents, estoppels or other deliverables from the Board of Managers that Seller is required to seek and/or obtain hereunder and that Seller shall otherwise use commercially reasonable efforts to obtain such consents, estoppels or other deliverables (provided that such agreement shall not require Seller to expend any material sums that it is not otherwise obligated to expend under the Declaration or the By-laws).

(e)                                  At Purchaser’s request, Seller shall use all commercially reasonable efforts to divide one or both of the Units into additional “units” to the extent and in the manner permitted under the Declaration, the By-laws and applicable laws and regulations, provided that any such division shall not be effective earlier than the Closing. Purchaser shall reimburse Seller’s out-of-pocket third party costs reasonably incurred in Seller’s compliance with any such request.

(f)                                   At Purchaser’s request, Seller shall execute and deliver at the Closing an amendment to the Declaration substituting Purchaser or its permitted designated grantee(s) in the Deeds for Seller in the same form delivered in connection with Seller’s acquisition of the Units.

30.                               Confidentiality; Public Disclosure.  Prior to Closing and except as set forth below, Seller and Purchaser covenant and agree not to communicate the terms or any aspect of this Agreement and the transactions contemplated hereby to any person or entity and to hold, in the strictest confidence, the content of any and all information in respect of the Property which is supplied by Seller to Purchaser or by Purchaser to Seller, without the express written consent of the other party; provided, however, that Seller may, without consent, disclose the terms hereof and the transactions contemplated hereby to its respective advisors, consultants, officers, directors, principals, investors, attorneys, accountants and lenders and Purchaser may, without consent, disclose the terms hereof and the transactions contemplated hereby to its Permitted Outside Parties (collectively, the “Transaction Parties”), so long as any such Transaction Parties to whom disclosure is made are instructed to keep all such information confidential in accordance with the terms hereof and (b) if disclosure is required by law or by regulatory or judicial process or pursuant to any regulations promulgated by either the Securities and Exchange Commission, the New York Stock Exchange or other public exchange for the sale and purchase of securities, provided that in such event Seller or Purchaser, as applicable, shall notify the other party in writing of such required disclosure, shall exercise all commercially reasonable efforts to preserve the confidentiality of the confidential documents or information, as the case may be, including, without limitation, reasonably cooperating with the other party, at such other

54

party’s cost and expense, to obtain an appropriate order or other reliable assurance that confidential treatment will be accorded such confidential documents or information, as the case may be, by such tribunal and shall disclose only that portion of the confidential documents or information which it is legally required to disclose. The foregoing confidentiality obligations shall not apply to the extent that any such information is a matter of public record or is provided in other sources readily available to the real estate industry other than as a result of disclosure by Seller or Purchaser, as applicable or is or becomes available to Purchaser or its affiliate other than pursuant to its rights under this Agreement (such as, without limitation, the Declaration or the By-laws). Prior to or after the Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement shall be made only in a form approved by Purchaser and Seller and their respective counsel, which approval shall not be unreasonably withheld, conditioned or delayed.  Purchaser and Seller acknowledge that MCR will be filing a Form 8-K with the Security and Exchange Commission with this Agreement attached.  This Section 30 shall terminate at Closing.

31.                               Governing Law; Jurisdiction, Waivers

31.1                        This Agreement has been negotiated, executed and delivered and shall be governed by and construed in accordance with the laws of the State of New York from time to time in effect, without giving effect to the State of New York’s principles of conflicts of law, except that it is the intent and purpose of Seller and Purchaser that the provisions of Section 5-1401 of the General Obligations Law of the State of New York shall apply to this Agreement. EACH PARTY HERETO AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE TRIED AND LITIGATED IN STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, THE STATE OF NEW YORK, UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT ANY PARTY HERETO MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT ANY PARTY HERETO IS NOT SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 31.1.  SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST ANY PARTY HERETO, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ANY SUCH PARTY’S ADDRESS INDICATED IN SECTION 14 HEREOF.

31.2                        EACH OF SELLER AND PURCHASER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE OTHER PARTY HERETO UNDER THIS AGREEMENT OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, ANY AND EVERY RIGHT EACH OF SELLER AND PURCHASER MAY HAVE TO (A) INJUNCTIVE RELIEF (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT TO THE CONTRARY), (B) A TRIAL BY JURY, (C) INTERPOSE ANY

55

COUNTERCLAIM THEREIN (EXCEPT FOR ANY COMPULSORY COUNTERCLAIM WHICH, IF NOT ASSERTED IN SUCH SUIT, ACTION OR PROCEEDING, WOULD BE WAIVED), AND (D) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING.

32.                               Independent Counsel.  Seller and Purchaser each acknowledge that:  (a) they have been represented by independent counsel in connection with this Agreement; (b) they have executed this Agreement with the advice of such counsel; and (c) this Agreement is the result of negotiations between the parties hereto and the advice and assistance of their respective counsel. The fact that this Agreement was prepared by Seller’s counsel as a matter of convenience shall have no import or significance to the construction of this Agreement. Any uncertainty or ambiguity in this Agreement shall not be construed against Seller because Seller’s counsel prepared this Agreement in its final form.

33.                               Non-Liability.  Notwithstanding anything to the contrary contained in this Agreement (other than Section 34), none of the Seller Related Parties shall have any personal obligation or liability hereunder, and Purchaser shall not seek to assert any claim or enforce any of its rights hereunder against any of the Seller Related Parties. Notwithstanding anything to the contrary contained in this Agreement, no party related to or affiliated with Purchaser (including without limitation none of Sullivan & Cromwell LLP or any partner thereof) (each, a “Purchaser Related Party”) shall have any personal obligation or liability hereunder, and Seller shall not seek to assert any claim or enforce any of its rights hereunder against any of the Purchaser Related Parties.

34.                               MCR as Post-Closing Guarantor.  Purchaser agrees that, following the Closing, Seller may distribute the net sale proceeds from the Closing notwithstanding Seller’s obligations hereunder that survive the Closing or under any agreement or instrument delivered by Seller at or in connection with Closing, including any Seller Certificate (the “Post-Closing Obligations”). To induce Purchaser to agree to the provisions of the immediately preceding sentence, and in consideration of such agreement, and for other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, MCR, the sole member of Seller, hereby unconditionally and irrevocably guarantees to Purchaser the full and timely payment and performance of all Post-Closing Obligations. This guaranty is a guaranty of payment and performance, and not a guaranty of collection. MCR shall be liable for the Post-Closing Obligations as a primary obligor. MCR hereby irrevocably waives (i) all suretyship, guarantor and similar defenses and rights of subrogation and indemnification, (ii) any right to require Purchaser, in order to enforce the obligations of MCR under this guaranty, to institute suit or exhaust its remedies against Seller or join Seller in any action seeking such enforcement of MCR’s obligations and (iii) any right to receive notice of, or to agree or consent to, any amendment, modification or waiver of this Agreement or any agreement or instrument delivered at Closing, even (without limitation) if the same would have the effect of increasing or otherwise varying the Post-Closing Obligations or delaying performance of the same, and this guaranty shall extend in all instances to the payment and performance of the Post-Closing Obligations as so amended, modified or waived. If MCR shall breach or fail to timely perform its obligations under this Section 34, MCR shall upon demand pay to Purchaser all actual reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by Purchaser in the enforcement hereof, and any

56

amounts owed under this Section 34 shall accrue interest, from the tenth (10th) day after demand until paid, at a per annum interest rate equal to ten (10) percent plus the prime rate from time to time as published in the Money Rates section of The Wall Street Journal or, if less, the maximum amount allowed by applicable law. MCR’s obligations under this guaranty shall not be discharged except by MCR’s or Seller’s performance of the Post-Closing Obligations and then only to the extent of such performance. Any notice delivered to Seller in accordance with the terms of Section 14 shall in all cases also constitute notice to MCR.

35.                               Like-kind Exchange.  Purchaser and Seller each understand that the other party (or any of their affiliates) may consummate the purchase or sale of the Property as part of a so-called like-kind or tax-deferred exchange (the “Exchange”) pursuant to Section 1031 of the Code and the Treasury Regulations thereunder, as well as pursuant to Revenue Procedure 2000-37, 2000-2 C.B. 38 (the “Revenue Procedure”), and that, notwithstanding anything hereunder to the contrary, each of Purchaser and Seller agrees to reasonably cooperate with the exchanging party in connection therewith (including, but not limited to, executing such documents, and acknowledging receipt thereof in writing, as the other party may reasonably request), provided that: (i) Seller shall effect the Exchange through an assignment of its rights, but not its obligations, under this Agreement to a “qualified intermediary” of Seller (within the meaning of, and as provided in, Treasury Regulations Section 1.1031(k)-1(g)(4)) (“Seller Intermediary”) whereby the Seller Intermediary shall not be required to acquire or hold title to any real property for purposes of consummating the Exchange; (ii) Purchaser may effect its Exchange through either:  (a) an assignment of its rights, but not its obligations, under this Agreement to a “qualified intermediary” (within the meaning of Treasury Regulations Section 1.1031(k)-1(g)(4)(iii) (“Purchaser Intermediary”), whereby the Purchaser Intermediary shall not be required to acquire or hold title to any real property for purposes of consummating the Exchange; and/or (b) any assignment referred to in clause (b) of Section 20; (iii) the exchanging party shall pay any reasonable additional costs that would not otherwise have been incurred by either party had the exchanging party not consummated the sale through the Exchange; and (iv) the exchanging party shall, and hereby does, indemnify and hold the other party harmless from any loss, cost, damage, liability or expense which may arise or which the other party may suffer in connection with, an Exchange. Purchaser and Seller shall not by this Agreement or acquiescence to the Exchange by the other of them (1) have its rights under this Agreement affected or diminished in any manner or (2) be responsible for compliance with or be deemed to have warranted to the exchanging party that the Exchange in fact complies with Section 1031 of the Code.  The indemnification provisions set forth in this Section 35 shall survive the Closing.

36.                               Assignment of Existing Mortgages.

(a)                                 Seller shall cause the holder of any existing mortgage (the “Mortgage Holder”) on the Property (the “Existing Mortgage”) to execute and deliver an assignment of the Existing Mortgage and endorse the note secured thereby, without recourse, to Purchaser’s lender at the Closing, provided that the Mortgage Holder shall not be required to make any certifications, representations or warranties in accordance therewith (other than it is the owner of the indebtedness secured by the Existing Mortgage and that it has the authority to assign the same.  Seller, as borrower under such indebtedness, has paid interest and principal, if any, due thereunder

57

substantially in accordance with its terms).  As of the Effective Date, Seller represents that the outstanding principal amount of the Existing Mortgage is $73,611,234.28. Seller shall not cause the Existing Mortgage to be pre-paid or the principal amount thereof reduced prior to the Closing (other than principal payments required by the terms thereof) unless the Existing Mortgage is not being assigned to Purchaser pursuant to the terms hereof. Purchaser shall be responsible for any and all out-of-pocket fees and/or expenses reasonably incurred by the Mortgage Holder in connection with such assignment, including, without limitation, reasonable attorney’s fees of the mortgagee in connection with such assignment (but excluding any prepayment or exit fees, or any other charges for which Seller would have been responsible other than by reason of its compliance with this Section 36).  Notwithstanding the foregoing, Seller makes no representation or warranty as to the effectiveness of any such transfer to create any mortgage tax savings.  Except as set forth above, neither Seller nor the Mortgage Holder shall have any obligation to execute any other documents or affidavits including, without limitation, the Section 275 affidavit, in connection with assignment of the Existing Mortgage.  Purchaser hereby agrees to indemnify, defend and hold Seller, the Mortgage Holder, their officers, shareholders, partners, members, directors, employees, attorneys and agents (the “Seller Indemnified Parties”) harmless from and against any and all liability, loss, cost, judgment, claim, damage or expense (including, without limitation, attorneys’ fees and expenses), resulting from or arising out of the assignment of the Existing Mortgage to Purchaser’s lender (except to the extent the same results from a breach of the representations by the Seller or to be provided by the Mortgage Holder as aforesaid) (the “Indemnity Obligations”).

(b)                                 To induce Seller to agree to the provisions of the immediately preceding sentence, and in consideration of such agreement, and for other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, Sullivan & Cromwell LLP (“S&C”), the owner of Purchaser, hereby unconditionally and irrevocably guarantees to the Seller Indemnified Parties the full and timely payment and performance of all Indemnity Obligations. This guaranty is a guaranty of payment and performance, and not a guaranty of collection. S&C shall be liable for the Indemnity Obligations as a primary obligor.  S&C hereby irrevocably waives (i) all suretyship, guarantor and similar defenses and rights of subrogation and indemnification, (ii) any right to require the Seller Indemnified Parties, in order to enforce the obligations of S&C under this guaranty, to institute suit or exhaust its remedies against Purchaser or join Purchaser in any action seeking such enforcement of S&C’s obligations and (iii) any right to receive notice of, or to agree or consent to, any amendment, modification or waiver of this Agreement or any agreement or instrument delivered at Closing, even (without limitation) if the same would have the effect of increasing or otherwise varying the Indemnity Obligations or delaying performance of the same, and this guaranty shall extend in all instances to the payment and performance of the Indemnity Obligations as so amended, modified or waived.  If S&C shall breach or fail to timely perform its obligations under this Section 36, S&C shall upon demand pay to the Seller Indemnified Parties all actual reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by any of the Seller Indemnified Parties in the enforcement hereof, and any amounts owed

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under this Section 36 shall accrue interest, from the tenth (10th) day after demand until paid, at a per annum interest rate equal to ten (10) percent plus the prime rate from time to time as published in the Money Rates section of The Wall Street Journal or, if less, the maximum amount allowed by applicable law. S&C’s obligations under this guaranty shall not be discharged except by S&C’s or Purchaser’s performance of the Indemnity Obligations and then only to the extent of such performance. Any notice delivered to Purchaser in accordance with the terms of Section 14 shall in all cases also constitute notice to S&C.

37.                               SNDAs from Space Lessees.  At Purchaser’s request and as an accommodation to Purchaser, Seller shall use commercially reasonable efforts, at no out-of-pocket cost to Seller, to have the Space Lessees execute and deliver to Purchaser’s lenders at or prior to the Closing non-disturbance, subordination and attornment agreements in such form as Purchaser’s lenders may reasonably request.  Seller shall not be required to commence any litigation in connection with obtaining such SNDAs.  Seller shall have no liability to Purchaser for failing to obtain the SNDAs and delivery of such SNDAs shall not be a condition to Closing (but Seller agrees to use commercially reasonable efforts to obtain the same, subject to the above terms of this Section 37).

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

[SIGNATURE PAGES FOLLOW ON NEXT PAGE]

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SELLER

M-C 125 BROAD A L.L.C.,
a Delaware limited liability company

By:	Mack-Cali Realty, L.P.,
a Delaware limited partnership,
its sole member

By:	Mack-Cali Realty Corporation, a Maryland
corporation, its general partner

	By:	/s/ Michael J. DeMarco
		Name:	Michael J. DeMarco
		Title:	President and Chief Operating Officer

M-C 125 BROAD C L.L.C.,
a Delaware limited liability company

By:	Mack-Cali Realty, L.P.,
a Delaware limited partnership,
its sole member

By:	Mack-Cali Realty Corporation, a Maryland
corporation, its general partner

	By:	/s/ Michael J. DeMarco
		Name:	Michael J. DeMarco
		Title:	President and Chief Operating Officer

For purposes of Section 34 (only):
MACK-CALI REALTY, L.P.,
a Delaware limited partnership

By:	Mack-Cali Realty Corporation, a Maryland
corporation, its general partner

	By:	/s/ Michael J. DeMarco
		Name:	Michael J. DeMarco
		Title:	President and Chief Operating Officer

PURCHASER

125 ACQUISITION LLC,
a New York limited liability company

By:	/s/ Joseph C. Senker
	Name:	Joseph C. Shaner
	Title:	Authorized signatory

For purposes of Section 36 (only):
SULLIVAN & CROMWELL, LLP,

By:	/s/ Joseph C. Senker
	Name:	Joseph C. Shaner
	Title:	Chairman

[SIGNATURE PAGE CONTINUED ON FOLLOWING PAGE]

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ESCROW AGENT:

SOLELY FOR THE PURPOSES OF
CONFIRMING THE PROVISIONS OF
ARTICLE 23:

By:	FIDELITY NATIONAL TITLE INSURANCE CO.

/s/ Edward L. Heim
	Name:	Edward L. Heim
	Title:	VP

EXHIBIT A

Description of Land

All that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of Broad Street and the northerly side of South Street, as said streets are shown on Map No. Acc 29884, dated April 19, 1966 and adopted by the Board of Estimate of the City of New York on June 23, 1966 and running thence northerly along the said easterly side of Broad Street, as so mapped 197 feet 10-1/2 inches;

Thence easterly at right angles to the last mentioned course 295 feet 1-3/4 inches to the easterly side of a street (now closed and eliminated) formerly known as Coenties Slip West;

Thence southerly along a line forming an interior angle with the last mentioned course of 89 degrees 52 minutes 34 seconds and along the westerly side of property of The City of New York commonly known as Jeanette Park, 166 feet 10-1/4 inches to the northerly side of South Street; thence westerly along the said northerly side of South Street 60 feet 6-1/2 inches;

Thence westerly and still along the said northerly side of South Street 235 feet 10-7/8 inches to the corner formed by the intersection of the said northerly side of South Street with the easterly side of Broad Street, the point or place of beginning.

EXH A-1

EXHIBIT B

Title Exceptions

1.                                      Covenants and restrictions contained in the deed recorded in Liber 4473 page 5.

2.                                      Agreement, dated June 16, 1966 and recorded August 9, 1966 in Record Liber 91 page 332.

3.                                      Covenants and restrictions contained in the deed recorded in Liber 98 page 108.

4.                                      Chilled Water Agreement dated as of July 1, 1974 and recorded July 2, 1974 in Reel 318 page 432.

With regard thereto:

a.                          Assignment of Chilled Water Agreement, dated as of March 7, 1983, recorded June 17, 1983 in Reel 695 page 1316.

b.                          Unrecorded Chilled Water Agreement Assignment, dated as of January 5, 1995, referenced in Deed recorded in Reel 2747 page 846.

c.                           Assignment and Assumption of Chilled Water Agreement, dated as of January 3, 1997 and recorded February 6, 1997 in Reel 2419 page 2045.

d.                          Assignment and Assumption of Chilled Water Agreement, dated as of June 30, 1998 and recorded November 9, 1998 in Reel 2747 page 919 (As to Commercial Unit A).

e.                           Unrecorded Assignment referenced in deed recorded in Reel 2747 page 846.

f.                            Assignment and Assumption of Chilled Water Agreement, dated as of June 30, 1998 and recorded November 9, 1998 in Reel 2747 page 839 (As to Commercial Unit C).

g.                           Assignment and Assumption of Chilled Water Agreement, dated as of April 30, 1998 and recorded May 6, 1999 in Reel 2870 page 1300.

h.                          Assignment and Assumption of Chilled Water Agreement, dated as of August 24, 1999 and recorded September 10, 1999 in Reel 2951 page 478 (As to Commercial Unit A).

i.                              Assignment and Assumption of Chilled Water Agreement, dated as of March 28, 2003 and recorded July 21, 2003 at CRFN 2003000243992.

EXH B-1

j.                             Assignment and Assumption of Chilled Water Agreement, dated as of March 28, 2003 and recorded July 21, 2003 at CRFN 2003000243996.

k.                          Assignment and Assumption of Chilled Water Agreement, dated as of June 30, 1998 and recorded November 9, 1998 in Reel 2747 Page 919.

5.                                      Covenants and conditions of License Agreement dated August 14, 1970, recorded August 25, 1970 in Reel 182 Page 679.

6.                                      Permitted exceptions set forth in Deed dated June       1998 and recorded November 9, 1998, in Reel 2747 Page 846.

7.                                      Unrecorded License Agreement dated June 12, 1969 approved by the Mayor of the City of New York, July 23, 1969.

8.                                      Final Certificate of Eligibility dated November 29, 2002 and recorded December 3, 2003 at CFRN 2003000485546.

9.                                      Estoppel Certificate showing that the Lease recorded in Reel 140 page 730 has not been assigned, altered, modified or amended and that said Lese is in full force and effect and that no defaults exist thereunder.

10.                               Declaration of Condominium and By-Laws, dated as of December 23, 1994 and recorded January 10, 1995 in Reel 2171 page 1959.

With regard thereto:

a.                          First Amendment to Declaration dated as of March 28, 1995 and recorded April 6, 1995 in Reel 2197 page 1306.

b.                          Second Amendment to Declaration dated as of December 30, 1996 and recorded February 6, 1997 in Reel 2419 page 2025.

c.                           Third Amendment to Declaration dated as of June 1, 1997 and recorded January 13, 1998 in Reel 2531 page 375.

d.                          Fourth Amendment to Declaration dated as of June 17, 1998 and recorded June 25, 1998 in Reel 2601 page 1393.

e.                           Fifth Amendment to Declaration dated August 24, 1999 and recorded September 10, 1999 in Reel 2951 page 456.

EXH B-2

f.                            Sixth Amendment to Declaration dated as of 7/1/2004 and recorded on 8/19/2004 under CRFN 2004000517166

11.                               The following Notice of Sidewalk Violations:

a.                          Filed November 8, 1968 (vs. part of Lot 1) – No. 9643;

b.                          Filed May 26, 1971 (vs. Lot 1) – No. 13359;

c.                           Filed May 11, 1981 (vs. Lot 1) – No. 20462;

d.                          Filed January 18, 1982 (vs. Lot 1) – No. 23242.

EXH B-3

EXHIBIT C

Wiring Instructions

[Intentionally Omitted]

EXH C-1

EXHIBIT D

Security Deposits

Tenant	Cash Deposits	Letters of Credit
Institute for Community Living Inc.		$500,000.00
Int’l AIDS Vaccine Initiative Inc.		$398,976.00
TMP Worldwide Advertising		$400,000.00
MCIC Vermont	$137,239.16

Subtotals	$137,239.16	$1,298,976.00

Total Security Deposits	$1,436,215.16

EXH D-1

EXHIBIT E

Leasing Brokerage Agreements

Document/Agreement	Date	Tenant	Landlord	Broker
Letter Agreement (re Agency Agreement)	September 30, 2012	AECOM Technology Corporation	M-C 125 Broad C L.L.C.	CBRE, Inc.

Commission Agreement	December 23, 2011	Axa Insurance Company	M-C 125 Broad A L.L.C.	Studley, Inc.

Commission Agreement	May 24, 2011	Continental Casualty Company	M-C 125 Broad A L.L.C.	ARG Realty Consultants, Ltd.

Letter Agreement (re Agency Agreement)	September 12, 2011	Continental Casualty Company	M-C 125 Broad A L.L.C.	CBRE, Inc.

Commission Agreement	June 27, 2011	General Reinsurance Corporation	M-C 125 Broad A L.L.C.	Cushman & Wakefield, Inc.

Commission Agreement	May 7, 2009	Herzfeld & Rubin, P.C.	M-C 125 Broad C L.L.C.	Studley, Inc.

Commission Agreement	April 24, 2013	Institute for Community Living, Inc.	M-C 125 Broad A L.L.C.	Jones Lang LaSalle Brokerage, Inc.

Commission Agreement	October 27, 2010	International AIDS Vaccine Initiative, Inc.	M-C 125 Broad A L.L.C.	Studley, Inc.

Letter Agreement (re Agency Agreement)	April 30, 2013	MCIC Vermont (f/k/aLoeb Holding Corporation)	M-C 125 Broad C L.L.C.	CBRE, Inc.

Commission Agreement	December 3, 2009	Patrolmen’s Benevolent Association of the City of New York and Health and Welfare Fund of the Patrolmen’s Benevolent Association of the City of	M-C 125 Broad A L.L.C.	FirstService Williams, LLC

EXH E-1

New York

Agency Agreement	November 30, 2008	TMP Worldwide Advertising & Communications, LLC	M-C 125 Broad A L.L.C.	CBRE, Inc.

Commission Agreement	March 17, 2011	Wilson, Elser, Moskowitz, Edelman & Dicker, LLP	M-C 125 Broad A L.L.C.	Studley, Inc.

EXH E-2

EXHIBIT F

Space Leases

125 Broad Street, Unit A

Axa Insurance Company

Agreement of Lease between, M-C 125 Broad A L.L.C., Landlord and Axa Insurance Company, Tenant dated December 22, 2011.

•                  First Amendment to Lease between M-C 125 Broad A L.L.C., Landlord and Axa Insurance Company, Tenant dated March 16, 2012.

•                  Letter Agreement between M-C 125 Broad A L.L.C. and Axa Insurance Company dated January 9, 2012.

•                  Notice letter from Axa Insurance Company dated October 14, 2013

•                  Consent letter from M-C 125 Broad A L.L.C. dated October 22, 2013

•                  Storage Space License between M-C 125 Broad A L.L.C., Licensor and Axa Insurance Company, Licensee, dated May 18, 2015.

Continental Casualty Company

Agreement of Lease between, M-C 125 Broad A L.L.C., Landlord and Continental Casualty Company, Tenant dated May 23, 2011.

•                  First Amendment to Lease between M-C 125 Broad A L.L.C., Landlord and Continental Casualty Company, Tenant dated August 1, 2011.

General Reinsurance Corporation

Agreement of Lease between, M-C 125 Broad A L.L.C., Landlord and General Reinsurance Corporation, Tenant dated May 25, 2011.

•                  First Amendment to Lease between M-C 125 Broad A L.L.C., Landlord and General Reinsurance Corporation, Tenant dated February 14, 2012.

Institute for Community Living, Inc.

Agreement of Lease between, M-C 125 Broad A L.L.C., Landlord and Institute for Community Living, Inc., dated October 5, 2012.

EXH F-1

•                  Letter Agreement between M-C Broad A L.L.C., Landlord and Institute for Community Living, Inc., Tenant dated November 8, 2012.

•                  Memorandum of Lease Covenants (unfiled) between M-C Broad A L.L.C., Landlord and Institute for Community Living, Inc., Tenant dated February 1, 2013.

•                  Memorandum of Lease (unfiled) between M-C Broad A L.L.C., Landlord and Institute for Community Living, Inc., Tenant executed as of April 16, 2013.

•                  Memorandum of Termination of Lease (undated and unfiled) between M-C Broad A L.L.C., Landlord and Institute for Community Living, Inc., Tenant.

•                  First Amendment to Lease between M-C 125 Broad A L.L.C., Landlord and Institute for Community Living, Inc., Tenant dated December 27, 2013.

•-              Second Amendment to Lease between M-C 125 Broad A L.L.C., Landlord and Institute for Community Living, Inc., Tenant dated April 7, 2014.

International AIDS Vaccine Initiative Inc.

Agreement of Lease between, M-C 125 Broad A L.L.C., Landlord and International AIDS Vaccine Initiative Inc., Tenant dated September 30, 2010.

•                  First Amendment to Lease between M-C Broad A L.L.C., Landlord and International AIDS Vaccine Initiative Inc., Tenant dated January 9, 2012.

Patrolmen’s Benevolent Association of the City of New York and Health and Welfare Fund of the Patrolmen’s Benevolent Association of the City of New York

Agreement of Lease between, M-C 125 Broad A L.L.C., Landlord and Patrolmen’s Benevolent Association of the City of New York and Health and Welfare Fund of the Patrolmen’s Benevolent Association of the City of New York, Tenant dated November 25, 2009.

•                  First Amendment to Lease between M-C Broad A L.L.C., Landlord and Patrolmen’s Benevolent Association of the City of New York and Health and Welfare Fund of the Patrolmen’s Benevolent Association of the City of New York, Tenant dated April 22, 2010.

•                  Second Amendment to Lease between M-C Broad A L.L.C., Landlord and Patrolmen’s Benevolent Association of the City of New York and Health and Welfare Fund of the Patrolmen’s Benevolent Association of the City of New York, Tenant dated August 27, 2010.

TMP Worldwide Advertising & Communications, LLC

Agreement of Lease between, M-C 125 Broad A L.L.C., Landlord and TMP Worldwide Advertising & Communications, LLC, Tenant dated October 13, 2010.

•                  First Amendment to Lease between M-C Broad A L.L.C., Landlord and TMP Worldwide Advertising & Communications, LLC, Tenant dated March 11, 2011.

EXH F-2

Wilson, Elser, Moskowitz, Edelman & Dicker, LLP

Agreement of Lease between, M-C 125 Broad A L.L.C., Landlord and Wilson, Elser, Moskowitz, Edelman & Dicker, LLP, Tenant dated February 15, 2011.

125 Broad Street, Unit C

AECOM Technology Corporation

Agreement of Lease between, M-C 125 Broad C L.L.C., Landlord and AECOM Technology Corporation, Lessee, dated October 9, 2012.

•                  First Amendment to Lease between M-C 125 Broad C L.L.C., Landlord and AECOM Technology Corporation, Tenant dated December 4, 2012.

•                  Ancillary Agreement among AECOM Technology Corporation, MC Exchange Place L.L.C. and M-C 125 Broad C L.L.C. dated October 9, 2012.

•                  Amendment to Ancillary Agreement among AECOM Technology Corporation, MC Exchange Place L.L.C. and M-C 125 Broad C L.L.C. dated November 19, 2012.

•                  Commencement Date Agreement between M-C 125 Broad C L.L.C., Landlord and AECOM Technology Corporation, Tenant dated June 14, 2013.

•                  Second Amendment to Lease between M-C 125 Broad C L.L.C., Landlord and AECOM Technology Corporation, Tenant dated July 1, 2013.

•                  Second Amendment to Ancillary Agreement among AECOM Technology Corporation, MC Exchange Place L.L.C. and M-C 125 Broad C L.L.C. dated July 1, 2013.

Herzfeld & Rubin P.C.

Agreement of Lease between, M-C 125 Broad C L.L.C., Landlord and Herzfeld & Rubin P.C., Tenant dated May 7, 2009.

•                  Letter Agreement between M-C 125 Broad C L.L.C., Landlord and Herzfeld & Rubin P.C., Tenant dated May 7, 2009 (commencement).

•                  Letter Agreement between M-C 125 Broad C L.L.C., Landlord and Herzfeld & Rubin P.C., Tenant dated May 7, 2009 (lease in escrow).

•                  Amendment (letter agreement) between M-C 125 Broad C L.L.C., Landlord and Herzfeld & Rubin P.C., Tenant dated May 19, 2009.

•                  Second Amendment to Lease between M-C 125 Broad C L.L.C., Landlord and Herzfeld & Rubin P.C., Tenant dated June 9, 2009.

•                  Third Amendment to Lease between M-C 125 Broad C L.L.C., Landlord and Herzfeld & Rubin P.C., Tenant dated November 10, 2009.

•                  Letter Agreement between M-C 125 Broad C L.L.C., Landlord and Herzfeld & Rubin P.C., Tenant dated November 8, 2012 (rent abatement).

EXH F-3

•                  Fourth Amendment to Lease between M-C 125 Broad C L.L.C., Landlord and Herzfeld & Rubin P.C., Tenant dated October 31, 2013.

MCIC Vermont

Agreement of Lease between, M-C 125 Broad C L.L.C., Landlord and Loeb Holding Corporation, Tenant dated April 2, 2013.

•                  First Amendment to Lease between M-C 125 Broad C L.L.C., Landlord and Loeb Holding Corporation, Tenant dated May 22, 2013.

•                  Second Amendment to Lease among M-C 125 Broad C L.L.C., Landlord, Loeb Holding Corporation, Assignor and MCIC Vermont, Tenant dated June 29, 2015.

Oppenheimer & Co., Inc.

Sublease (undated) between Ark Asset Management Co., Inc. Sublandlord and Oppenheimer & Co., Inc., Subtenant.

•                  Consent to Sublease between SLG Broad Street 125 C LLC, predecessor in interest to M-C 125 Broad C, LLC, Landlord, Ark Asset Management Co., Tenant and Oppenheimer & Co., Inc., Subtenant dated November 14, 2006.

•                  Attornment notice from M-C 125 Broad C L.L.C., Landlord to Oppenheimer & Co., Inc., Subtenant dated May 14, 2009.

EXH F-4

EXHIBIT G

LIST OF DILIGENCE BOX MATERIALS

(Attached Hereto)

EXH G-1

01.Offering Hem Orandum 125BroadSt_OM_HR 101450 11/5/2015 125BroadSt_OM_LR 24638 11/5/2015 02.Argus 125_Broad_Street_Argus 1728 11/3/2015 03. Tenant Leases AECOM Technology Corporation 14739 10/30/2015 Axa Insurance Company 9252 10/30/2015 Continental Casualty Company 7582 10/30/2015 General Reinsurance Corporation 7550 10/30/2015 Herzfeld & Rubin P.C 14834 10/30/2015 IAVI - International AIDS Vaccine Initiative 6198 10/30/2015 Institute For Community Living Inc. 12638 10/30/2015 MCIC Vermont Fka Loeb Holding Corporation 13284 10/30/2015 Oppenhelmer - Attorned Subtennant Of Ark Asset 1464 10/30/2015 PBA Lease 10328 10/30/2015 TMP Worldwide Advertising&Communication LLC 8697 10/30/2015 Wilson Elser Moskowitz Edelman & Dicker LLP 6957 10/30/2015 Ark_Asset_Management 17104 2/16/2016 07. Comdo Documents 125_Board_-_Condo Declaration 4558 11/16/2015 125_Board_-_Amendments_To_Condo_Declaration 4567 11/16/2015 08. Chilled Water Agreement 125_Board_St_-_Original_1974_Chilled Water Agreement 5228 1/13/2016

125 Broad Street BSDS

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Name	Size (kb)	Updated
Default		
01. Offering Memorandum		
125BroadSt_OM_HR	101450	11/5/2015
125BroadSt_OM_LR	24638	11/5/2015
02. Argus		
125_Broad_Street_Argus	1728	11/3/2015
03. Tenant Leases		
AECOM Technology Corporation	14739	10/30/2015
Axa Insurance Company	9252	10/30/2015
Continental Casualty Company	7582	10/30/2015
General Reinsurance Corporation	7550	10/30/2015
Herzfeld & Rubin P.C.	14834	10/30/2015
IAVI - International AIDS Vaccine Initiative	6198	10/30/2015
Institute for Community Living Inc.	12638	10/30/2015
MCIC Vermont fka Loeb Holding Corporation	13284	10/30/2015
Oppenheimer - Attorned Subtenant of Ark Asset	1464	10/30/2015
PBA Lease	10328	10/30/2015
TMP Worldwide Advertising & Communications LLC	8697	10/30/2015
Wilson Elser Moskowitz Edelman & Dicker LLP	6957	10/30/2015
Ark_Asset_Management	17104	2/16/2016
04. Reconciliation Sheets		
2014 XA XC tax base	21	10/30/2015
XA - OPEX '14 Settle up	543	10/30/2015
XC - OPEX '14 Settle up	480	10/30/2015
05. Real Estate Tax Bills		
Final TB 2012_B00005 L1001 XA	269	10/30/2015
Final TB 2012_B00005 L1003 XC	259	10/30/2015
Final TB 2013_B00005 L1001 XA	2412	10/30/2015
Final TB 2013_B00005 L1003 XC	2344	10/30/2015
Final TB 2014 B00005 L1001 XA	[illegible]03	10/30/2015
Final TB 2014 B00005 L1003 XC	224	10/30/2015
Final TB 2015 B00005 L1001 XA	589	10/30/2015
Final TB 2015 Condo C	394	10/30/2015
06. Floorplans		
125Br_10	87	10/30/2015
125Br_11	100	10/30/2015
125Br_12	87	10/30/2015
125Br_13	142	10/30/2015
125Br_14	127	10/30/2015
125Br_15	135	10/30/2015
125Br_16	111	10/30/2015
125Br_2	98	10/30/2015
125Br_3	95	10/30/2015
125Br_4	108	10/30/2015
125Br_5	106	10/30/2015
125Br_6	97	10/30/2015
125Br_7	104	10/30/2015
125Br_8	104	10/30/2015
125Br_9	93	10/30/2015
07. Condo Documents		
125_Broad_-_Condo_Declaration	4558	11/16/2015
125_Broad_-_Amendments_to_Condo_Declaration	4567	11/16/2015
08. Chilled Water Agreement		
125_Broad_St_-_Original_1974_Chilled_Water_Agreement	5228	1/13/2016
09. [illegible]-Call Operating Statements		
125 Broad Street Condo A - 2015 Budget	70[illegible]	1/15/2016
125 Broad Street Condo A - Statement of Operations - 2012-2014	34	1/15/2016

EXH G-2

11. Management Agreement 125 Broad - C&W Management Agreement 1063 1/15/2016 12. Local Law 11 125 Broad - Local Law 11 - Cycle 7-2011 520 1/15/2016 14. Certificate of Occupancy 125 Broad - Certificate of Occupancy 4927 1/15/2016 125 Broad TCO 44 1/15/2016 125_Broad_TCO_4-16 44 1/19/2016 16. Survey 125 Broad - Survey 82 1/15/2016 18. Condo Association Level Budget 125_Broad_Street_-_Condo_Level_Budget_-_2015 6354 1/19/2016

XA-CCC_08_2015	765	1/15/2016
XA-CCC_09_2015	765	1/15/2016
XA-CCC_10_2014	766	1/15/2016
XA-CCC_11_2014	769	1/15/2016
XA-CCC_12_2014	766	1/15/2016
XA-GEN1_02_2015	766	1/15/2016
XA-GEN1_03_2015	766	1/15/2016
XA-GEN1_05_2015	766	1/15/2016
XA-GEN1_06_2015	766	1/15/2016
XA-GEN1_07_2015	766	1/15/2016
XA-GEN1_08_2015	766	1/15/2016
XA-GEN1_09_2015	766	1/15/2016
XA-GEN1_10_2014	766	1/15/2016
XA-GEN1_11_2014	766	1/15/2016
XA-GEN1_12_2014	766	1/15/2016
XA-GEN_02_2015	770	1/15/2016
XA-GEN_03_2015	767	1/15/2016
XA-GEN_05_2015	766	1/15/2016
XA-GEN_06_2015	766	1/15/2016
XA-GEN_07_2015	767	1/15/2016
XA-GEN_08_2015	767	1/15/2016
XA-GEN_09_2015	767	1/15/2016
XA-GEN_10_2014	766	1/15/2016
XA-GEN_11_2014	766	1/15/2016
XA-GEN_12_2014	766	1/15/2016
XA-ICL_02_2015	770	1/15/2016
XA-ICL_03_2015	766	1/15/2016
XA-ICL_05_2015	766	1/15/2016
XA-ICL_06_2015	770	1/15/2016
XA-ICL_07_2015	770	1/15/2016
XA-ICL_08_2015	767	1/15/2016
XA-ICL_09_2015	770	1/15/2016
XA-ICL_10_2014	766	1/15/2016
XA-ICL_11_2014	766	1/15/2016
XA-ICL_12_2014	766	1/15/2016
XA-INT_02_2015	769	1/15/2016
XA-INT_03_2015	767	1/15/2016
XA-INT_05_2015	766	1/15/2016
XA-INT_06_2015	766	1/15/2016
XA-INT_07_2015	766	1/15/2016
XA-INT_08_2015	766	1/15/2016
XA-INT_09_2015	766	1/15/2016
XA-INT_10_2014	766	1/15/2016
XA-INT_11_2014	766	1/15/2016
XA-INT_12_2014	766	1/15/2016
XA-PBA_02_2015	769	1/15/2016
XA-PBA_03_2015	767	1/15/2016
XA-PBA_05_2015	766	1/15/2016
XA-PBA_06_2015	766	1/15/2016
XA-PBA_07_2015	766	1/15/2016
XA-PBA_08_2015	766	1/15/2016
XA-PBA_09_2015	766	1/15/2016
XA-PBA_10_2014	766	1/15/2016
XA-PBA_11_2014	767	1/15/2016
XA-PBA_12_2014	766	1/15/2016
XA-TMP_02_2015	766	1/15/2016
XA-TMP_03_2015	766	1/15/2016
XA-TMP_05_2015	766	1/15/2016
XA-TMP_06_2015	766	1/15/2016
XA-TMP_07_2015	766	1/15/2016
XA-TMP_08_2015	766	1/15/2016
XA-TMP_09_2015	766	1/15/2016
XA-TMP_10_2014	766	1/15/2016
XA-TMP_11_2014	766	1/15/2016
XA-TMP_12_2014	766	1/15/2016
XA-WIL_02_2015	766	1/15/2016
XA-WIL_03_2015		

EXH G-4

18. Conda Association Level Budget 125_Broad_Street_-_Condo_Level_Budget_-_2015 6354 1/19/2016

766	1/15/2016
XA-WIL_05_2015	766	1/15/2016
XA-WIL_06_2015	766	1/15/2016
XA-WIL_07_2015	766	1/15/2016
XA-WIL_08_2015	766	1/15/2016
XA-WIL_09_2015	766	1/15/2016
XA-WIL_10_2014	766	1/15/2016
XA-WIL_11_2014	766	1/15/2016
XA-WIL_12_2014	766	1/15/2016
XC-AEC1_02_2015	766	1/15/2016
XC-AEC1_03_2015	766	1/15/2016
XC-AEC1_05_2015	766	1/15/2016
XC-AEC1_06_2015	766	1/15/2016
XC-AEC1_07_2015	766	1/15/2016
XC-AEC1_08_2015	765	1/15/2016
XC-AEC1_09_2015	766	1/15/2016
XC-AEC1_11_2014	765	1/15/2016
XC-AEC1_12_2014	766	1/15/2016
XC-AEC_02_2015	770	1/15/2016
XC-AEC_03_2015	767	1/15/2016
XC-AEC_05_2015	767	1/15/2016
XC-AEC_06_2015	767	1/15/2016
XC-AEC_07_2015	767	1/15/2016
XC-AEC_08_2015	766	1/15/2016
XC-AEC_09_2015	767	1/15/2016
XC-AEC_10_2014	766	1/15/2016
XC-AEC_11_2014	770	1/15/2016
XC-AEC_12_2014	767	1/15/2016
XC-HER_02_2015	766	1/15/2016
XC-HER_03_2015	766	1/15/2016
XC-HER_05_2015	767	1/15/2016
XC-HER_06_2015	766	1/15/2016
XC-HER_07_2015	766	1/15/2016
XC-HER_08_2015	767	1/15/2016
XC-HER_09_2015	766	1/15/2016
XC-HER_10_2014	766	1/15/2016
XC-HER_11_2014	767	1/15/2016
XC-HER_12_2014	766	1/15/2016
XC-LOE1_08_2015	765	1/15/2016
XC-LOE_02_2015	769	1/15/2016
XC-LOE_03_2015	766	1/15/2016
XC-LOE_05_2015	767	1/15/2016
XC-LOE_06_2015	766	1/15/2016
XC-LOE_07_2015	766	1/15/2016
XC-LOE_08_2015	766	1/15/2016
XC-LOE_09_2015	769	1/15/2016
XC-LOE_10_2014	766	1/15/2016
XC-LOE_11_2014	766	1/15/2016
XC-LOE_12_2014	769	1/15/2016
XC-OPP_02_2015	766	1/15/2016
XC-OPP_03_2015	766	1/15/2016
XC-OPP_05_2015	766	1/15/2016
XC-OPP_06_2015	766	1/15/2016
XC-OPP_07_2015	766	1/15/2016
XC-OPP_08_2015	766	1/15/2016
XC-OPP_09_2015	766	1/15/2016
XC-OPP_10_2014	766	1/15/2016
XC-OPP_11_2014	766	1/15/2016
XC-OPP_12_2014	766	1/15/2016
XC-SUL_11_2014	765	1/15/2016
XC-SUL_12_2014	765	1/15/2016
18. Condo Association Level Budget		
125_Broad_Street_-_Condo_Level_Budget_-_2015	6354	1/19/2016
19. CAD Files		
125B_10	142	1/19/2016
125B_11	146	1/19/2016

EXH G-5

Accounts Receivable 125 Broad St Condo A - Accounts Receivable - 20-Jan-2016 18 1/20/2016 125 Broad St Condo C - Accounts Receivable - 20-Jan-2016 19 1/20/2016 Billing Statements from Condo Association Mack Call 1.15 Funding Request 31 1/20/2016 Mack Call 10.15 Funding - Jan - Sep 2015 True-up 87 1/20/2016 Mack Call 10.15 Funding Request letter 15 1/20/2016 Mack Call 11.15 Funding Request 52 1/20/2016 Mack Call 12.14 Funding Request 91 1/20/2016 Mack Call 12.15 Funding Request 53 1/20/2016 Mack Call 2.15 Funding Request 36 1/20/2016 Mack Call 3.15 Funding Request 70 1/20/2016 Mack Call 4.15 Funding Request 110 1/20/2016 Mack Call 5.15 Funding Request 52 1/20/2016 Mack Call 6.15 Funding Request 66 1/20/2016 Mack Call 7.15 Funding request - Jan - Jun 2015 True-Up 86 1/20/2016 Mack Call 7.15 Funding Request letter 15 1/20/2016 Mack Call 8.15 Funding Request 66 1/20/2016 Mack Call 9.15 Funding Request letter 66 1/20/2016 C&W Management Reports 125 Broad - C&W mgmt Report - 2013 2313 1/20/2016 125 Broad - C&W mgmt Report - 2014 773 1/20/2016 125 Broad - C&W mgmt Report - Nov 2015 YTO 1513 1/20/2016 Security Deposits 125 Broad Street Cando A & C - Security Deposit Roster - 20-Jan-2016 29 1/20/2016

125B_12	140	1/19/2016
125B_13	209	1/19/2016
125B_14	346	1/19/2016
125B_15	255	1/19/2016
125B_16	260	1/19/2016
125B_2	188	1/19/2016
125B_3	166	1/19/2016
125B_4	134	1/19/2016
125B_5	233	1/19/2016
125B_6	135	1/19/2016
125B_7	138	1/19/2016
125B_8	141	1/19/2016
125B_9	134	1/19/2016
20. 1.20.16 Update		
Accounts Receivable		
125 Broad St Condo A - Accounts Receivable - 20-Jan-2016	18	1/20/2016
125 Broad St Condo C - Accounts Receivable - 20-Jan-2016	19	1/20/2016
Additional Utility Bills		
125 Broad - Basic Water and Sewer - 15-Sep-2015	147	1/20/2016
125 Broad - Chilled Water Billing Statement - Oct-15	612	1/20/2016
125 Broad - Electric (Con Ed & Direct Energy) - 29-Oct-2015	913	1/20/2016
125 Broad - Steam - 12-Nov-2015	100	1/20/2016
125 Broad - Water (Steam Condensate) - 12-June - 11-Sept	64	1/20/2016
Billing Statements from Condo Association		
Mack Cali 1.15 Funding Request	31	1/20/2016
Mack Cali 10.15 funding - Jan - Sep 2015 True-Up	87	1/20/2016
Mack Cali 10.15 Funding Request letter	15	1/20/2016
Mack Cali 11.15 Funding Request	52	1/20/2016
Mack Cali 12.14 Funding Request	91	1/20/2016
Mack Cali 12.15 Funding Request	53	1/20/2016
Mack Cali 2.15 Funding Request	36	1/20/2016
Mack Cali 3.15 Funding Request	70	1/20/2016
Mack Cali 4.15 Funding Request	110	1/20/2016
Mack Cali 5.15 Funding Request	52	1/20/2016
Mack Cali 6.15 Funding Request	66	1/20/2016
Mack Cali 7.15 Funding request -Jan - Jun 2015 True-Up	86	1/20/2016
Mack Cali 7.15 Funding Request letter	15	1/20/2016
Mack Cali 8.15 Funding Request	66	1/20/2016
Mack Cali 9.15 Funding Request letter	66	1/20/2016
C&W Management Reports		
125 Broad - C&W Mgmt Report - 2013	2313	1/20/2016
125 Broad - C&W Mgmt Report - 2014	773	1/20/2016
125 Broad - C&W Mgmt Report - Nov 2015 YTD	1513	1/20/2016
Sandy Repair Approvals		
125 Broad - Unanimous consent #1	69	1/20/2016
125 Broad - Unanimous Consent#2	33	1/20/2016
125 Broad - UnanimousConsent #3	79	1/20/2016
Security Deposits		
125 Broad Street Condo A & C - Security Deposit Roster - 20-Jan-2016	29	1/20/2016
Service Contracts		
GenServe-Agreement-2015	188	1/20/2016
Messenger Center - Service Agreement Extension 2015	72	1/20/2016
Service Agreement - Cintas - Executed	83	1/20/2016
Service Contract - Automated Logic 2015	1059	1/20/2016
Service Contract - Otis Elevator 2007	2651	1/20/2016
Service Contract - Platinum 2014 - Executed	776	1/20/2016
Service contract-Collins Bldg Services Janitorial	1930	1/20/2016
Signed Mulligan Service Contract Security 2015	1226	1/20/2016
X-Ray Monitoring - Executed agreemnt & owners approval-2015	112	1/20/2016
Tenant Electric Bills		
Electric Summary - AECOM - Dec 2014 thru Sep 2015	2596	1/20/2016
Electric Summary - AXA - Dec 2014 thru Sep 2015	1349	1/20/2016
Electric Summary - CNA - Dec 2014 thru Sep 2015	2678	1/20/2016
Electric Summary - General Reinsurance - Dec 2014 thru Sep 2015	2255	1/20/2016

EXH G-6

Base Year Calculations 125 Broad Condo A - Base Year Calcs 9 1/22/2016 125 Broad Condo C - Base Year Calcs 8 1/22/2016 Condo Association Minutes 125 Broad Street - DRAFT Annual Meeting of the Board of Managers Minutes - 26-Feb-2015 53 1/22/2016 Insurance Mack-Call Insurance Cert. - Liability - Exp. 1-Apr - 2016 30 1/22/2016 Mack-Call Insurance Cert. - Property - Exp. 31-July-2016 31 1/22/2016 Letters of Credit 125 Broad St - Letters of Credit - 22-Jan-2016 76 1/22/2016 Outstanding TI Allowance Tenant Improvements Outstanding 58 1/22/2016 MCIC Effective Date Letter MCIC_Vermont_-_Notice_of_Effective_Date_-_5-Nov-2015 65 1/26/2016 Title Report Title Report (2014 Version) - 125 Broad Street 83128 1/26/2016 23. 2.2.16 Update 2016 Budget 125 Broad Street - DRAFT Condo Level Budget (C&W) - 2016 6400 2/2/2016 ~$125 Broad Street - DRAFT Condo Level Budget (C&W) - 2016 0 2/2/2016 Additional Condo Billing Statement Mack Call 1.16 Funding Request 48 2/2/2016

DOB Violations 125 Broad - Violations 1-29-16 326 2/2/2016 125 Broad - Violations Explanation 59 2/2/2016 Environmental 125 Broad - Owners Letter re Asbestos - 11-Nov-2015 393 2/2/2016 Litigation 125 Broad - Zuniga Lawsuit Info 1 2/2/2016 Annette Siegel DOI 7.20.15 Summons & Complaint 10.22.15 259 2/2/2016 COLEMAN SUMMONS AND COMPLAINT(24-003) 2251 2/2/2016 Lawyer Rep Letter (C&W) 10.27.15 184 2/2/2016 Letter to AXA (24-003) 12-28-15 30 2/2/2016 S&C - Roger Zuniga & Debra Zuniga - DOI - 2 26 14 846 2/2/2016 24. 2.8.16 Update 2007 Phase I 125 Broad Phase I and OM Plan 9-23-15 26572 2/8/2016 125 Broad Phase I and OM Plan from 2007 26572 2/8/2016 ACM Project 125 Broad St time Line 10-22-15 abatement proposal 99 2/8/2016 125 Broad Street R2 abatement proposal time line 241 2/8/2016 125 Broad - Owners Letter re Asbestos - 11-Nov-20151 383 2/8/2016 125_Broad_St-ACM-OM_Plan-9-9-15 6290 2/8/2016 16254 CW 125 Broad St - 2 22 23rd floor Fireproofing - ACM Bulk Letter Draft Full RFS 2116 2/8/2016 16254 CW 125 Broad Street-LO 2nd 21st 22nd floor Machine Room Specifications-REVISED FULL-9 23 15 1553 2/8/2016 16254 CW 125 Broad Street-Specification REVISED- 10 2 15 (2) 2158 2/8/2016 Bid_Level_-_ACM_Removal_(3)_bid_matrix 19 2/8/2016 Indoor Air Tests 125 Broad 10-08-13 IAQ 3845 2/8/2016 125 Broad IAQ 01-13-14 236 2/8/2016 125 Broad IAQ 04-24-13 CNA Insurance 2000 2/8/2016 125 Broad St Letter C1+C2 4 17 FULL 04-20-15 258 2/8/2016 125 Broad St Letter C1+C2 5 26 FULL 05-26-15 285 2/8/2016 125 Broad St Letter C1+C2 6 1 FULL 05-01-15 248 2/8/2016 125 Broad St Letter C1+C2 6 15 FULL 06-15-15 289 2/8/2016 125 Broad Street C1 Level Clearance Letter 03-31-15 524 2/8/2016 4-10-15 C1 Level Clearance Letter FULL 261 2/8/2016 IAQ Summary 125 Broad Street 127 2/8/2016 Indoor Air Water Report Nov 2014 531 2/8/2016 25.2.10.16 Update Institute for Community Living - 3rd Amd 2-1-161 130 2/10/2016

125_Broad_Condo_C_-_RPIE_-_2012	524	2/24/2016
125_Broad_Condo_A_&_C_-_RPIE_-_2013	1865	2/24/2016
125_Broad_Condo_A_-_RPIE-_2014_(filed_in_2015)	129	2/24/2016
125_Broad_Condo_C_-_RPIE_-_2014_(filed_in_2015)	128	2/24/2016

Total Files: 445

Total File Size: 704963 kb

Public Link https://dox.eastdilsecured.com/Portal/gotoproperty.aspx?cID=8805b606-c152-4c26-b88d-3808bdf1c732&pID=c02beae2-0371-4c

COPY

EXH G-10

EXHIBIT H

INTENTIONALLY OMITTED

EXH H-1

EXHIBIT I

Pending Litigation

NONE

EXH I-1

EXHIBIT I-I

Tax Proceedings

2014/15 and prior -  Settled - to be closed pending City and courts sign-off of  settlement.

2015/16 – Pending appeal

2016/17 – Pending appeal

EXH I-I-1

EXHIBIT J

LIABILITY INSURANCE

(Attached hereto)

EXH J-1

MACKREA-01 BOYDKE CERTIFICATE OF LIABILITY INSURANCE DATE (MM/DD/YYYY) 4/2/2015 THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER. IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s). PRODUCER Willis of New Jersey, Inc. c/o 26 Century Blvd P.O. Box 305191 Nashville, TN 37230-5191 CONTACT NAME: PHONE (A/C. No Ext): (877) 945-7378 FAX (A/c, No.): (888) 467-2378 E-MAIL ADDRESS: INSURER(S) AFFORDING COVERAGE NAIC # INSURER A: Lexington Insurance Company 19437 INSURED Mack-Cali Realty Corporation 343 Thornall Street Edison, NJ 08837 INSURER B: Travelers Indemnity Company 25658 INSURER C: National Union Fire Insurance Company of Pittsburgh 19445 INSURER D: Travelers Property Casualty Company of America 25674 INSURER E: INSURER F: COVERAGES CERTIFICATE NUMBER: REVISION NUMBER: THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. INSRLTR TYPE OF INSURANCE ADDLINSD SUBRWVD POLICY NUMBER POLICY EFF (MM/DD/YYYY) POLICY EXP (MM/DD/YYYY) LIMITS A X COMMERCIAL GENERAL LIABILITY CLAIMS-MADE X OCCUR X 037666056 04/01/2015 04/01/2016 EACH OCCURRENCE $2,000,000 DAMAGE TO RENTED PREMISES (Ea occurrence) $1,000,000 MED EXP (Any one person) $0 PERSONAL & ADV INJURY $2,000,000 GENL AGGREGATE LIMIT APPLIES PER: POLICY PROJECT X LOC OTHER GENERAL AGGREGATE $4,000,000 PRODUCTS COMP/OP AGG $4,000,000 automobile liability b any auto all owned autos hired autos scheduled autos non-owned autos umbrella liab excess liab occur claims-made ded retentions workers compensation and employers liability any proprietor/partner executive officers/member excluded? (mandatory in nh) if yes, describe under description of operations below 810-6b89475a-ind 04/01/2015 04/01/2016 be 48402722 04/01/2015 04/01/2016 ub-5b089737-til 04/01/2015 04/01/2016 combined single li,it (ea accident) bodily injury (per person) bodily injury (per accident) properly damage (per accident) each occurrence aggregate per statute other e.l. each accident e.l. disease - ea employee e.l. disease - policy limit $ 1,000,000 $ $ $ $ $25,000,000 $ 25,000,000 $ $ 1,000,000 $ 1,000,000 $ 1,000,000 description of operations/locations/ vehicles (acord 101, additional remarks schedule, may be attached if more space is required) 125 broad condominium, cushman & wakefield, inc. its subsidiaries and affiliates, sullivan & cromwell llp, american civil liberties union, citibank n.a., and jp morgan chase are additional insured, general liability as per policy form with respects to 125 broad st., new york, ny 10004. certificate holder cancellation cushman & wakefield, inc. aaf 125 broad condo attn: mgmt. office 125 bprad st new york, ny 10004-0000 should any of the above described policies be cancelled before the expiration date thereof notice will be delivered in accordance with the policy provisions. authorised representative acord25 (2014/01) the acord name and logo are registered marks of acord

MACKREA-01 BOYDKE

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 4/2/2015

INSURED

COVERAGES **CERTIFICATE NUMBER:** **REVISION NUMBER:**

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY						EACH OCCURRENCE	$ 2,000,000
	CLAIMS-MADE X OCCUR	X		037666056	04/01/2015	04/01/2016	DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
							MED EXP (Any one person)	$ 0
							PERSONAL & ADV INJURY	$ 2,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$ 4,000,000
	POLICY PRO-JECT X LOC						PRODUCTS - COMP/OP AGG	$ 4,000,000
	OTHER:							$
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
B	X ANY AUTO			810-6B89475A-IND	04/01/2015	04/01/2016	BODILY INJURY (Per person)	$
	ALL OWNED AUTOS / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS / NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	$
								$
	X UMBRELLA LIAB X OCCUR						EACH OCCURRENCE	$ 25,000,000
C	EXCESS LIAB CLAIMS-MADE			BE 48402722	04/01/2015	04/01/2016	AGGREGATE	$ 25,000,000
	DED RETENTION $							$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY						X PER STATUTE OTH-ER	
D	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) Y/N	N / A		UB-5B089737-TIL	04/01/2015	04/01/2016	E.L. EACH ACCIDENT	$ 1,000,000
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
							E.L. DISEASE - POLICY LIMIT	$ 1,000,000

CERTIFICATE HOLDER

CANCELLATION

AUTHORIZED REPRESENTATIVE

© 1988-2014 ACORD CORPORATION. All rights reserved.

ACORD 25 (2014/01)

EXH J-2

 acord evidence of commercial property insurance wadlenki date (mm/dd/yyyy) 7/31/2015 this evidence of commercial property insurance is issued as a matter of information only and confers no rights upon the additional interest named below. this evidence does not affirmatively or negatively amend, extend or alter the coverage afforded by the policies below. this evidence of insurance does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the additional interest. producer name, contact person and address willis of new jersery, inc. c/o 26 century blivd p.o.box 305191 nashville, TN 37230-5191 contact name:Willis Global Certificate Center Phone (a/c no.ext): (877) 945-7378 fax(a/c no): (888) 467-2378 e-mail address: certificates@willis.com code: sub code: agency customer ID #: mackrea-01 named insured and address mack-cali realty corporation 343 thornall street edison, NJ 08837 additional named insured(s) companyname and address najc no: 19437 lexington insurance company 100 summer street boston, ma 02110 if multiple companies, complete separte form for each policy type commerical property loan number policy number 025031610 Effective date expiration date 7/31/2015 7/31/2016 continued until terminated if checked this replaces prior evidence dated: property information (Use Remarks on page 2, if more space is required) BUILDING Or BUSINESS Personal property location/ description RE: 125 Broad St., New york, NY 10004. THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWUTHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. COVERAGE INFORMAION PERILS INSURED BASIS BROAD SPECIAL ALL RISK CONNERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $1,500,000,000 business income rental value blanket coverage terrorism coverage is there a terrorism-specific exclusion? is domestic terrorism excluded? limited fungus coverage fungus exclusion (if “yes”, specify organization’s form used) replacement cost agreed value coinsurance equipment breakdown (if applicable) ordinance or law - coverage for loss to undamaged portion of bldg - demolition costs - incr. cost of construction earth movement (if applicable) flood (if applicable) wind / hail incl yes no subject to different provisions: named storm incl yes no subject to different provisions; permission to waive subrogation in favor of mortgage holder prior to loss if yes, limit: 1,500,000,000 actual loss sustained: # of months: if yes, indicate value(s) reported on property identified above: $ attach disclosure Notice / dec if yes, limit: ded: if yes, % if yes, limit: 1,500,000,000 ded: 250,000 if yes, limit: 100,000,000 ded: 250,000 if yes, limit: 100,000,000 ded: 250,000 if yes, limit: 100,000,000 ded: 250,000 if yes, limit: 250,000,000 ded: 250,000 if yes, limit: 250,000,000 ded: 250,000 if yes, limit: included ded: 250,000 if yes, limit: included ded: 2,500,000 cancellation should any of the above described policies be cancelled before the expiration date thereof, notice will be delivered in accordance with the policy provisions. additional interest mortgage lenders loss payable contract of sale lender servicing agent name and address name and address cushman & wakefield, inc. aaf 125 broad condo attn: mgmt. office 125 broad st new york, ny 10004-0000 authorized representative acord 28 (2014/01) page 1 of 2 © 2003-2014 acord corporation. all rights reserved. the acord name and logo are registered marks of acord exh j-3

WALDENKI

ACORD

EVIDENCE OF COMMERCIAL PROPERTY INSURANCE

DATE (MM/DD/YYYY): 7/31/2015

PRODUCER NAME, CONTACT PERSON AND ADDRESS — PHONE (A/C, No, Ext): (877) 945-7378 Willis of New Jersey, Inc. c/o 26 Century Blvd P.O. Box 305191 Nashville, TN 37230-5191 Contact name: Willis Global Certificate Center	COMPANY NAME AND ADDRESS — NAIC NO: 19437 Lexington Insurance Company 100 Summer Street Boston, MA 02110
FAX (A/C, No): (888) 467-2378 — E-MAIL ADDRESS: certificates@willis.com	IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
CODE: — SUB CODE:	POLICY TYPE: Commercial Property
AGENCY CUSTOMER ID #: MACKREA-01	
NAMED INSURED AND ADDRESS Mack-Cali Realty Corporation 343 Thornall Street Edison, NJ 08837	LOAN NUMBER: — POLICY NUMBER: 025031610 EFFECTIVE DATE: 7/31/2015 — EXPIRATION DATE: 7/31/2016 — ☐ CONTINUED UNTIL TERMINATED IF CHECKED
ADDITIONAL NAMED INSURED(S)	THIS REPLACES PRIOR EVIDENCE DATED:

COVERAGE INFORMATION — PERILS INSURED: ☐ BASIC ☐ BROAD ☐ SPECIAL ☒ All Risk

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $ 1,500,000,000 — DED: 250,000

	YES	NO	N/A				
☒ BUSINESS INCOME ☒ RENTAL VALUE	X			If YES, LIMIT:	1,500,000,000	Actual Loss Sustained; # of months:	
BLANKET COVERAGE	X			If YES, indicate value(s) reported on property identified above: $			
TERRORISM COVERAGE	X			Attach Disclosure Notice / DEC			
IS THERE A TERRORISM-SPECIFIC EXCLUSION?		X					
IS DOMESTIC TERRORISM EXCLUDED?		X					
LIMITED FUNGUS COVERAGE	X			If YES, LIMIT:		DED:	
FUNGUS EXCLUSION (If "YES", specify organization's form used)		X					
REPLACEMENT COST	X						
AGREED VALUE	X						
COINSURANCE		X		If YES, %			
EQUIPMENT BREAKDOWN (If Applicable)	X			If YES, LIMIT:	1,500,000,000	DED:	250,000
ORDINANCE OR LAW - Coverage for loss to undamaged portion of bldg	X			If YES, LIMIT:	100,000,000	DED:	250,000
- Demolition Costs	X			If YES, LIMIT:	100,000,000	DED:	250,000
- Incr. Cost of Construction	X			If YES, LIMIT:	100,000,000	DED:	250,000
EARTH MOVEMENT (If Applicable)	X			If YES, LIMIT:	250,000,000	DED:	250,000
FLOOD (If Applicable)	X			If YES, LIMIT:	250,000,000	DED:	250,000
WIND / HAIL INCL ☒ YES ☐ NO Subject to Different Provisions:			X	If YES, LIMIT:	Included	DED:	250,000
NAMED STORM INCL ☒ YES ☐ NO Subject to Different Provisions:			X	If YES, LIMIT:	Included	DED:	2,500,000
PERMISSION TO WAIVE SUBROGATION IN FAVOR OF MORTGAGE HOLDER PRIOR TO LOSS	X						

CANCELLATION

ADDITIONAL INTEREST

ACORD 28 (2014/01)

EXH J-3

MACKREA-01 WALDENKI EVIDENCE OF COMMERCIAL PROPERTY INSURANCE REMARKS - Including Special Conditions (Use only if more space is required) Special Conditions: Coverage Includes Windstorm Rental Insurance is provided for the period of tiem to rebuild/replace plus an additional 365 Day period of Rental Insurance EXTENDED PERIOD OF LIABILITY coverage is provided. Coverage is provided for Real Property, including new building and additions under construction at an insured location, in which the insured has an insurable interest. Flood Coverage covers Flood occurring wholly within Special Flood Hazard Areas (SFHA), Areas of 100-Year Flooding as defined by FEMA-Sub-limit $25,000,000 Per Occurrence and Annual Aggregate for the peril of Flood occurring wholly within Special Flood Hazard Areas (SFHA), areas of 100-Year Flooding, as defined by the Federal Emergency Management Agency (if these locations are not excluded elsewhere in this policy with respect to the peril of flood) Flood Deductible: $250,000 Per Occurrence, except as follows: $1,000,000 Per Location, as respects locations wholly within Special Flood Hazard Areas (SFHA), areas of 100-year flooding, as defined by the federal Emergency Management Agency (FEMA); Page 2 of 2 EXH J-4 ACORD 28 (2014/01)

EXHIBIT K

Notice of Sale

M-C 125 Broad A L.L.C.  (“Unit A Seller”)
M-C 125 Broad C L.L.C.  (“Unit C Seller”)
c/o Mack-Cali Realty Corp.
343 Thornall Street, 8th Floor
Edison, New Jersey  08837

                             , 2016

Board of Managers
The 125 Broad Condominium
125 Broad Street
New York, New York  10004

Re:                             Proposed Transfer and Conveyance by
M-C 125 Broad A L.L.C.  (“Unit A Owner”) and
M-C 125 Broad C L.L.C.  (“Unit C Owner”) to
                                                , or its affiliates

Dear Managers:

Reference is made to that certain Declaration of The 125 Broad Condominium and By-Laws, dated December 23, 1994 and recorded in the New York County Office of the Register of the City of New York on January 10, 1995 in Reel 2171, page 1959, as amended by (i) that certain First Amendment of Declaration dated as of March 28, 1995 and recorded in the City Register’s Office on April 6, 1995, in Reel 2197, page 1306, (ii) that certain Second Amendment to Declaration dated as of December 30, 1996 and recorded in the City Register’s Office on February 6, 1997 in Reel 2419, page 2025, (iii) that certain Third Amendment to Declaration dated as of June 1, 1997 and recorded in the City Register’s Office on June 13, 1997 in Reel 2531, page 375, (iv) that certain Fourth Amendment to Declaration dated as of June 17, 1998 and recorded in the City Register’s Office on June 25, 1998 in Reel 2601, page 1393, (v) that certain Fifth Amendment to Declaration dated August 24, 1999 and recorded in the City Register’s Office on September 10, 1999 in Reel 2951 page 456 and (vi) that certain Sixth Amendment to Declaration dated July 1, 2004 and recorded in the City Register’s Office on August 19, 2004 under CRFN 2004000517166 (collectively, the “Declaration”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Declaration,

This letter shall serve as notice under Section 18(d) of the Declaration of the proposed transfer and conveyance of Unit A and Unit C to                                                 , a                         (“                                          ”); Unit A will be titled in the name of                                        , a                                        , and Unit C will be titled in the name of

EXH K-1

                                       , a                                        , or their affiliates (collectively, the “Proposed Transferee”).

Based upon information, statements and documents provided by the Proposed Transferee which are attached to, and made a part hereof, (a) such Proposed Transferee does not intend to occupy any portion of either Unit A or Unit C; (b) the Proposed Transferee is not a government or any subdivision of agency thereof; and (c) a copy of the relevant documents to evidence the financial condition and prospects of the Proposed Transferee.

Kindly execute this letter on the line provided below to indicate your acknowledgment and agreement that the proposed transfer and conveyance of Unit A and Unit C to the Proposed Transferee satisfies the criteria set forth in Section 18(d)(i)(1), (2) and (3) of the Declaration.

Thank you for your kind consideration of this matter.

SELLER

M-C 125 BROAD A L.L.C.,
a Delaware limited liability company

By:	Mack-Cali Realty, L.P.,
a Delaware limited partnership,
its sole member

By:	Mack-Realty Corporation, a Maryland
corporation, its general partner

By:
Name:
Title:

M-C 125 BROAD C L.L.C.,
a Delaware limited liability company

By:	Mack-Cali Realty, L.P.,
a Delaware limited partnership,
its sole member

By:	Mack-Realty Corporation, a Maryland
corporation, its general partner

By:
Name:
Title:

EXH K-2

PURCHASER

,
a

By:
Name:
Title:

ACKNOWLEDGED AND AGREED

THE BOARD OF MANAGERS OF 125 BROAD CONDOMINIUM

By:
Name:
Title:

EXH K-3

EXHIBIT L

INTENTIONALLY OMITTED

EXH L-1

EXHIBIT M

Form of Deeds

KNOW THAT                                                                                , a                                                                                , having an address c/o c/o Mack-Cali Realty Corp.., 343 Thornall Street, 8th Floor, Edison, New Jersey 08837 (“Grantor”), for TEN DOLLARS ($10.00) and other good and valuable consideration paid by                                       , a                                     (“Grantee”), having an address c/o                                                                                                    , receipt whereof is hereby acknowledged, DOES HEREBY ASSIGN, TRANSFER, GRANT AND RELEASE, effective on and after the date hereof unto Grantee and Grantee’s successors and assigns, those certain plot, piece or parcel of land situate lying and being in the City of New York, known as and by the street address 125 Broad Street, New York, New York, as more particularly bounded and described on Exhibit A, annexed hereto and made a part hereof.

TOGETHER with an undivided     % interest in the Common Elements (as defined in the Declaration) appurtenant to Commercial Unit       and all the estate and rights of Grantor in and to the Unit; and together with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which shall constitute covenants running with the ownership of the Unit and shall bind any person having at any time an interest or estate in the Unit, as though recited and stipulated at length herein;

TOGETHER with an undivided      % interest appurtenant to Commercial Unit       and in and to the Premises, including the buildings, improvements, machinery and equipment thereon and therein, and the easements, franchises, licenses, rights and incorporeal hereditaments appurtenant thereto including any appurtenant agreement, lease and franchises pertaining to the chilled water supply to the Building (as defined in the Declaration), and any and all extended or renewal periods or terms, and any and all options to purchase and any and all rights of first refusal and other rights, subject, however, to the terms, covenants, conditions and provisions contained in the Lease.

TO HAVE AND TO HOLD the same unto the Grantee and its successors and assigns, from the date hereof for all of the rest and remainder of the term of the Lease or, if the fee interest in the Premises is acquired by all owners pursuant to the Declaration, then forever.

The Unit is intended to and, subject to and by the terms of the Declaration, to be used as a commercial unit.

This Conveyance is subject to the trust fund provisions of Section 13 of the Lien Law.

Grantee accepts and ratifies the provisions of the Declaration and the By-Laws (and any Rules and Regulations adopted under the By-Laws) and agrees to comply with all the terms and provisions thereof, as the same may be amended from time to time by instructions recorded in the City Register’s Office.

EXH M-1

This Deed is made without warranty, representation or guaranty by, or recourse against, the Grantor of any kind whatsoever.

This conveyance is made in the regular course of business of the Grantor.

IN WITNESS WHEREOF, this deed and assignment was executed as of                          , 2016.

a

By:
Name:
Title:

EXH M-2

ACKNOWLEDGMENT

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the       day of                           in the year 2016 before me, the undersigned, a Notary Public in and for said State, personally appeared                                                       , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public (SEAL)

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the       day of                           in the year 2016 before me, the undersigned, a Notary Public in and for said State, personally appeared                                                       , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public (SEAL)

EXH M-3

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the       day of                           in the year 2016 before me, the undersigned, a Notary Public in and for said State, personally appeared                                                         , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public (SEAL)

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the       day of                            in the year 2016 before me, the undersigned, a Notary Public in and for said State, personally appeared                                                                , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public (SEAL)

EXH M-4

EXHIBIT A

The unit (the “Unit”) known as Commercial Unit       in The 125 Broad Condominium (the “Condominium”), located at and known as street number 125 Broad Street, New York, New York, said Unit being designated and described as Commercial Unit       in the declaration establishing a plan for condominium ownership under Article 9-B of the Real Property Law of the State of New York (the “New York Condominium Act”), with respect to the building and improvements located on the land described in Schedule A hereto (the “Premises”) known by the street number 125 Broad Street (formerly known as 2 New York Plaza), Borough of Manhattan, City, County and State of New York, which Declaration is dated December 23, 1994 and recorded in the New York County Office of the Register of the City of New York (the “City Register’s Office”) on January 10, 1995 in Reel 2171, page 1959, as amended by (i) that certain First Amendment of Declaration dated as of March 28, 1995 and recorded in the City Register’s Office on April 6, 1995, in Reel 2197, page 1306, (ii) that certain Second Amendment to Declaration dated as of December 30, 1996 and recorded in the City Register’s Office on February 6, 1997 in Reel 2419, page 2025, (iii) that certain Third Amendment to Declaration dated as of June 1, 1997 and recorded in the City Register’s Office on June 13, 1997 in Reel 2531, page 375, (iv) that certain Fourth Amendment to Declaration dated as of June 17, 1998 and recorded in the City Register’s Office on June 25, 1998 in Reel 2601, page 1393, (v) that certain Fifth Amendment to Declaration dated August 24, 1999 and recorded in the City Register’s Office on September 10, 1999 in Reel 2951 page 456 and (vi) that certain Sixth Amendment to Declaration dated July 1, 2004 and recorded in the City Register’s Office on August 19, 2004 under CRFN 2004000517166 (as so amended, the “Declaration”); the Unit is also designated as Tax Lot       in Block       of Section       of the Borough of Manhattan on the Tax Map of the Real Property Assessment division of the City of New York, and on the Floor Plans of said building, certified by Butler Rogers Baskett, on December 23, 1994 and filed in the Real Property Assessment Division of the City of New York on January 4, 1995 as Condominium Plan No. 898 and also filed in the City Register’s Office on January 10, 1995 as Map No. 5294, as such Floor Plans have been amended by Condominium Plans certified by Butler Rogers Baskett, (a) on December 31, 1996 and filed in the Real Property Assessment Division of the City of New York on January 2, 1997 as Condominium Plan No. 898A, (b) on August 13, 1997 and filed in the Real Property Assessment Division of the City of New York on August 20, 1997 as Condominium Plan No. 89813 and (c) on June 16, 1998 and filed in the Real Property Assessment Division of the City of New York on June 17, 1998 as Condominium Plan No, 898C (all capitalized terms herein which are not separately defined herein shall have the respective meanings ascribed to them in the Declaration or in the By-Laws (the “By-Laws”) of The 125 Broad Condominium);

The Land upon which the building is situated is described, as follows:

All that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of Broad Street and the northerly side of South Street, as said streets are shown on Map No. Acc 29884, dated April 19, 1966 and adopted by the Board of Estimate of the City of New York on June 23, 1966

EXH M-5

and running thence northerly along the said easterly side of Broad Street, as so mapped 197 feet 10-1/2 inches;

Thence easterly at right angles to the last mentioned course 295 feet 1-3/4 inches to the easterly side of a street (now closed and eliminated) formerly known as Coenties Slip West;

Thence southerly along a line forming an interior angle with the last mentioned course of 89 degrees 52 minutes 34 seconds and along the westerly side of property of The City of New York commonly known as Jeanette Park, 166 feet 10-1/4 inches to the northerly side of South Street; thence westerly along the said northerly side of South Street 60 feet 6-1/2 inches;

Thence westerly and still along the said northerly side of South Street 235 feet 10-7/8 inches to the corner formed by the intersection of the said northerly side of South Street with the easterly side of Broad Street, the point or place of beginning.

EXH M-6

EXHIBIT N

Form of Assignment and Assumption of Leases

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”), made as of the      day of                ,           , between                              , a                 limited liability company having an address c/o                                      (“Assignor”) and [                                 ], a [                   ], with offices at [                             ] (“Assignee”):

RECITALS

WHEREAS, pursuant to that certain Sale and Purchase Agreement dated                        ,            , between Assignor, as seller, and Assignee, as purchaser (the “Agreement”), Assignor is selling the Property (as such term is more particularly described in the Agreement) to Assignee.

NOW THEREFORE, in consideration of the foregoing recital and the covenants and undertakings contained in this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ASSIGNMENT AND ASSUMPTION

1.                                      Assignor hereby assigns, transfers, set-over, delivers and conveys unto Assignee all of the rights, title, interests, benefits and privileges of Assignor, as landlord, under the leases (the “Leases”) described in Schedule A annexed hereto and incorporated herein by this reference, including without limitation all rents, issues and profits arising therefrom (subject to adjustment as set forth in the Agreement), TO HAVE AND TO HOLD all and singular subject as aforesaid, unto Assignee.  This assignment and transfer is made without any recourse and without representation or warranty of any kind, express or implied (except to the extent and only for so long as any representation and warranty, if any, regarding the Leases as is set forth in the Agreement shall survive the closing of title thereunder, and subject to the limitations contained therein).

2.                                      Assignee assumes all obligations imposed upon landlord under the assigned leases and the liabilities arising on or after the date hereof to be performed by Assignor, as landlord, under the Leases, for the duration of the respective terms thereof.  Without limiting the generality of the foregoing, the obligations and liabilities assumed by Assignee hereunder shall include, but shall not be limited to, the obligation to properly apply any advance rental, security deposit or other deposit under any of the Leases, to the extent such advance rental, security deposit or other deposit has been delivered by Assignor to Assignee or credited to Assignee concurrently herewith.

3.                                      This Assignment shall be binding upon, enforceable by and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.                                      This Assignment may be signed in separate counterparts which, when taken together and signed by both parties and delivered to each party, shall constitute a

EXH N-1

binding Assignment between the parties for all purposes and may be sufficiently evidenced by the signed counterpart of the party to be charged even though not signed by both parties.

5.                                      This Assignment is being executed and delivered pursuant to an Agreement of Purchase and Sale, dated as of March   , 2016, between, among others, Assignor and Assignee, and the rights and duties of the parties hereto shall be subject to all the terms and conditions of said Agreement.

6.                                      This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this instrument as of the date first set forth above.

ASSIGNOR:

a limited liability company

By:
Name:
Title:

ASSIGNEE:

By:
Name:
Title:

EXH N-2

STATE OF
COUNTY OF

On the       day of                        in the year of                     before me, the undersigned, a Notary Public in and for said State, personally appeared                          , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Signature and Office of individual taking acknowledgement

STATE OF
COUNTY OF

On the       day of                         in the year of                    before me, the undersigned, a Notary Public in and for said State, personally appeared                         , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Signature and Office of individual taking acknowledgement

EXH N-3

Schedule A

EXH N-4

EXHIBIT O

Form of Tenant Notice Letter

                                    ,

By Certified Mail- Return Receipt Requested

(Name/Address of Tenant)

Re:                             Lease for             at                           ,                            (the “Premises”)

Dear Sir or Madam:

Please be advised that effective as of the date of this letter:

(1)                                                                (“Seller”) has transferred and assigned, all of its right, title and interest in and to the Premises, including its interest as landlord under your lease, to                                              , a                                having an address at                                  (“Purchaser”); and

(2)                                 Purchaser has assumed the landlord’s obligations under your lease.

Accordingly, you are hereby notified that all future rent and additional rent payments due under your lease affecting the above-referenced Premises, and any notices, inquiries or requests regarding such lease, should be delivered to:

In addition, all unapplied security deposits held by Seller, if any, together with any interest earned thereon, have been transferred to Purchaser.

[Signature page follows immediately]

EXH O-1

Very truly yours,

By:
Name:
Title:

EXH O-2

EXHIBIT P

Form of Omnibus Assignment

OMNIBUS ASSIGNMENT AND ASSUMPTION

KNOW ALL MEN BY THESE PRESENTS, that                                , a                                         , having an office c/o Mack-Cali Realty Corp., 343 Thornall Street, 8th Floor, Edison, New Jersey 08837 (“Assignor”), for and in consideration of TEN ($10.00) DOLLARS and other good and valuable consideration paid by                                       , a                                 having an office c/o                                                          (“Assignee”), the receipt and sufficiency of which being hereby acknowledged, hereby assigns, transfers and sets over unto Assignee, and unto Assignee’s successors and assigns, without representation, recourse or warranty except as set forth in that certain Agreement of Purchase and Sale, dated as of March   , 2016, by and among Assignor and Assignee (the “Agreement”) from and after the date hereof (the “Closing Date”), all of Assignor’s right, title and interest in, to and under any and all of those certain approvals, contracts, agreements, permits, warranties, drawings, specifications and other items more particularly described on Schedule 1 attached hereto and made a part hereof as well as the Personal Property, the Intangible Personal Property and the Leasing Brokerage Agreements (each as defined in the Agreement) (collectively, the “Property”), relating to the premises commonly known as 125 Broad Street, New York, New York, Condominium Unit  together with all of Assignor’s rights, options and privileges with respect to the Property, including without limitation Assignor’s rights in any proceeds or awards derived therefrom.

TO HAVE AND TO HOLD unto Assignee, its successors and assigns, forever. Assignee for itself, its successors and assigns, hereby assumes the Property and Assignor’s obligations in connection therewith accruing from and after the Closing Date.

This Assignment is being executed and delivered pursuant to the Agreement and the rights and duties of the parties hereto shall be subject to all the terms and conditions of the Agreement.

EXH P-1

Assignor shall, at any time or from time to time, upon Assignee’s written request, execute and deliver such further documents and do such other acts and things as may be reasonably required at no cost, expense or liability to Assignor to effect the purpose of this Assignment.

This Assignment may be executed in separate counterparts, each of which shall constitute but one agreement for all purposes, binding on each party hereto and may be sufficiently evidenced by the counterpart signed by the party to be charged, even though not signed by both parties.

[SIGNATURE PAGE FOLLOWS]

EXH P-2

IN WITNESS WHEREOF, the parties hereto have executed this Omnibus Assignment as of              , 2016.

ASSIGNOR:

,
a

By:
Name:
Title:

ASSIGNEE:

,
a

By:
Name:
Title:

EXH P-3

ACKNOWLEDGMENT

Within New York:

STATE OF NEW YORK	)
: ss.:
COUNTY OF	)

On the         day of                   in the year 2016, before me, the undersigned, a Notary Public in and for said State, personally appeared                                      , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public (SEAL)

EXH P-4

ACKNOWLEDGMENT

Within New York:

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the       day of                   in the year 2016, before me, the undersigned, a Notary Public in and for said State, personally appeared                                , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Within New York:

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the       day of                    in the year 2016, before me, the undersigned, a Notary Public in and for said State, personally appeared                              , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public (SEAL)

EXH P-5

Schedule

EXH P-6

EXHIBIT Q

Form of Estoppel Certificate(1)

TENANT ESTOPPEL CERTIFICATE

THIS TENANT ESTOPPEL CERTIFICATE (this “Certificate”) is made this     day of                 ,         by                  (“Tenant”), to and for the benefit of                      (“Landlord”).

STATEMENT OF FACTS

The Tenant is the tenant under that certain lease, dated as of                     , [as amended by                ] ([as so amended,] the “Lease”, covering certain premises designated as                 located in Commercial Unit       and having a street address known as 125 Broad Street, New York, New York (the “Commercial Unit”), as more particularly defined and described in the Lease (the “Leased Premises”); and

NOW, THEREFORE, Tenant hereby certifies as follows:

1.                                      A true and complete copy of the Lease is attached hereto.  The Lease has not been amended, modified or supplemented (except as stated above), is in full force and effect and represents the entire agreement between Landlord and Tenant as to Tenant’s interest in the Building and the Leased Premises.

2.                                      The Lease has been guaranteed by              (the “Guarantor”) and such guaranty is in full force and effect [If no guarantor, then this section to be deleted].

3.                                      The fixed annual rent currently payable under the Lease (excluding electricity charges) is $              per annum ($              per month).

4.                                      Fixed annual rent payable under the Lease has been paid through                 .  Tenant is current in the payment of additional rent due and payable under the Lease.  No such rents, additional rents, or other similar sums or charges have been paid for more than one (1) month in advance of the due date thereof.

5.                                      The commencement date for the Lease occurred on                , and the scheduled expiration date for the Lease is                  .

6.                                      The security deposit currently being held by Landlord under the Lease, whether in the form of cash or otherwise, is                .

7.                                      Tenant has not asserted any claim that Landlord is in default of any material obligations under the Lease, and Tenant has no offsets, defenses, claims, or counterclaims to the payment of rent or other sums, or the performance of any of Tenant’s other obligations, under the Lease.

(1)  Under further review by Purchaser.

EXH Q-1

8.                                      That the Tenant has           option(s) to renew the Lease for a period of       years, each upon the terms set forth in the Lease and that none of such options have been exercised, except                                   .

9.                                      All base building and other tenant improvement work to be performed by Landlord under the Lease (if any) has been completed in accordance with the Lease, and all payments due to Tenant under the Lease as a landlord contribution towards Tenant’s work has been paid in full, except as follows:              .

10.                               Tenant has no right to purchase the Commercial Unit or any part thereof or any interest therein by right of refusal, rights of first offer or option or other similar right to purchase.  Tenant has no right to lease other space in the Commercial Unit, except as set forth in the Lease.

11.                               No actions, whether voluntary or otherwise, are pending against Tenant [or Guarantor] under the bankruptcy laws of the United States or any state and there are no claims or action pending against Tenant [and/or Guarantor] which if decided against Tenant [and/or Guarantor] would materially and adversely affect Tenant’s [or Guarantor’s] financial condition or ability to perform Tenant’s [and/or Guarantor’s] obligations under, or in respect of, the Lease.

12.                               This certificate has been duly authorized, executed and delivered by Tenant.

Tenant acknowledges and agrees that this certificate may be relied upon by, and shall inure to the benefit of, Landlord, any purchaser of the Commercial Unit or Landlord’s interest therein, any lender of such purchaser, any lenders to the owners of the Commercial Unit and to any of the owners’ constituent entities, and the successors and/or assigns of any of the foregoing. This certificate may be delivered via *.pdf, facsmile or other electronic means and, as so delivered, shall constitute an original certificate.

IN WITNESS WHEREOF, Tenant has executed this Certificate as of the date above first written.

By:
Name:
Title:

[Guarantor is executing this certificate to
express its agreement as to the foregoing.

[GUARANTOR]]

EXH Q-2

EXHIBIT R

Form of Title Affidavit

Unit A and Unit C

EXH R-1

Form of Title Affidavit

Unit A

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

Re                     Certificate of Title, dated [                                  ], as updated through the date hereof, issued by                                                    and designated as Title Number [                                            ] (the “Commitment”) relating to the real property located in New York County, New York, as more particularly described in the Commitment and known by the street address 125 Broad Street (the “Property”)

, being duly sworn deposes and says:

That I am the                                    of [                                          ], a [                                                ], the managing member of [                                          ], a Delaware limited liability company (the “Company”) and owner of the condominium unit known as Commercial Unit  A (the “Unit”) in The 125 Broad Condominium (the “Condominium”) located in the building commonly known as 125 Broad Street, New  York, New York (the “Premises”).

That there is presently [                    ] tenants in possession of the Unit, as listed on Exhibit  A attached hereto.  Except as set forth on Exhibit  B, there are no options to purchase or rights of first refusal to purchase affecting the Unit.

That to the Company’s knowledge, and except as disclosed in the Commitment, no work has been done upon the Unit by the City of New York nor has any written demand been made to the Company by the City of New York for any work that may result in charges by the New York City Department of Rent and Housing Maintenance Emergency Services, the New York City Department for Environmental Protection or any other department or agency.

That to the Company’s knowledge, and except as disclosed in the Commitment, there has been no work done on the Unit by any agency of the City of New York and the Company has received no written notice to cure or correct violations under the New York City Hazardous Substances Emergency Response Law.

That all Common Charges and/or Unit Expenses (as defined in the Condominium Documents) assessed against the Unit, pursuant to the declaration of the Condominium, have been paid in full.

That the Company has not filed a petition in bankruptcy nor has the Company received any written notice that anyone filed a petition in bankruptcy against it.

EXH R-2

That attached hereto as Exhibit C is a true and correct copy of the Certificate of Formation of the Company filed with the New York Secretary of State.

That attached hereto as Exhibit D is a true and correct copy of the Operating Agreement of the Company. Except as disclosed on Exhibit D, the Operating Agreement has not been amended, modified or rescinded and remains in full force and effect as of the date hereof.

That this affidavit is made with the knowledge that the statements set forth herein will be relied upon by Fidelity National Title Insurance Co. in connection with its issuance of policies of title insurance.

                                                                is executing and delivering this affidavit solely in his capacity as                                    of M-C 125 Broad A L.L.C., and no personal liability or recourse shall be had against                                    or any general partner, limited partner, member, shareholder, or other holder of any equity interest in [                                  ] or any affiliate thereof, or any of their respective officers, directors or employees, in connection with this affidavit and the matters set forth herein.

[ ]

By:	[	],
a [ ], managing member

By:
Name:
Title:

Sworn and subscribed to before me
this            day of                         , 2016

Notary Public

EXH R-3

EXHIBIT A

List of Tenants

EXH R-4

EXHIBIT B

Purchase Option

NONE

EXH R-5

EXHIBIT C

Certificate of Formation

EXH R-6

EXHIBIT D

Operating Agreement

EXH R-7

EXHIBIT R
(Continued)

Form of Title Affidavit

Unit C

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

Re                     Certificate of Title, dated [                                  ], as updated through the date hereof, issued by                                                    and designated as Title Number [                                            ] (the “Commitment”) relating to the real property located in New York County, New York, as more particularly described in the Commitment and known by the street address 125 Broad Street (the “Property”)

, being duly sworn deposes and says:

1.             That I am the                                                              of [                                                  ], a [                                                ], the managing member of [                                          ], a Delaware limited liability company (the “Company”) and owner of the condominium unit known as Commercial Unit  C (the “Unit”) in The 125 Broad Condominium (the “Condominium”) located in the building commonly known as 125 Broad Street, New York, New York (the “Premises”).

That there is presently four (4) tenants in possession of the Unit, as listed on Exhibit A attached hereto.  There are no options to purchase or rights of first refusal to purchase affecting the Unit.

That to the Company’s knowledge, and except as disclosed in the Commitment, no work has been done upon the Unit by the City of New York nor has any written demand been made to the Company by the City of New York for any work that may result in charges by the New York City Department of Rent and Housing Maintenance Emergency Services, the New York City Department for Environmental Protection or any other department or agency.

That to the Company’s knowledge, and except as disclosed in the Commitment, there has been no work done on the Unit by any agency of the City of New York and the Company has received no written notice to cure or correct violations under the New York City Hazardous Substances Emergency Response Law.

That all Common Charges and/or Unit Expenses (as defined in the Condominium Documents) assessed against the Unit, pursuant to the declaration of the Condominium, have been paid in full.

EXH R-8

That the Company has not filed a petition in bankruptcy nor has the Company received any written notice that anyone filed a petition in bankruptcy against it.

That attached hereto as Exhibit  B is a true and correct copy of the Articles of Organization of the Company filed with the New York Secretary of State on [                              , 2016].

That attached hereto as Exhibit  C is a true and correct copy of the Operating Agreement of the Company. Except as disclosed on Exhibit  C, the Operating Agreement has not been amended, modified or rescinded and remains in full force and effect as of the date hereof.

That this affidavit is made with the knowledge that the statements set forth herein will be relied upon by [Fidelity National Title Insurance Co.] in connection with its issuance of policies of title insurance.

                                                        is executing and delivering this affidavit solely in his capacity as                                      of M-C 125 Broad C L.L.C., and no personal liability or recourse shall be had against                                                    or any general partner, limited partner, member, shareholder, or other holder of any equity interest in [                                                    ] or any affiliate thereof, or any of their respective officers, directors or employees, in connection with this affidavit and the matters set forth herein.

[ ]

By:	[	],
	a [	]

By:
Name:
Title:

Sworn and subscribed to before me
this            day of                         , 2016

Notary Public

EXH R-9

EXHIBIT A

List of Tenants

EXH R-10

EXHIBIT B

Articles of Organization

EXH R-11

EXHIBIT C

Operating Agreement

EXH R-12

EXHIBIT S

Tenant Improvements

I:	Continental Casualty Company	$1,512,801.06

II:	AECOM	$15,548.33

III:	International AIDS Vaccine Inst.	$172,529.33	(*)

*The tenant is getting monthly rent abatements to use up this allowance.

EXH S-1

EXHIBIT T

Service Contracts

NONE

EXH T-1

EXHIBIT U

INTENTIONALLY OMITTED

EXH U-2

EXHIBIT V

Form of Purchaser’s Letter of Resignation

RESIGNATION OF MANAGER FROM
BOARD OF MANAGERS OF
THE 125 BROAD CONDOMINIUM

To:                             M-C 125 BROAD A L.L.C. and
M-C 125 BROAD C L.L.C.,
c/o Mack-Cali Realty Corp.
343 Thornall Street, 8th Floor
Edison, New Jersey  08837

Date:                                                , 2016

The undersigned, a member of the Board of Managers (the “Board”) of The 125 Broad Condominium (the “Condominium”), located at 125 Broad Street, New York, NY, hereby resigns as a Manager from said Board effective on the date and at the time you designate a new Manager to replace the undersigned on the Board in a written notice to the then Secretary of the Condominium.

Signature:

Name:

EXH V-1

EXHIBIT W

INTENTIONALLY OMITTED

EXH W-1

EXHIBIT X

Remaining Costs of Capital Improvements

Attached hereto

EXH X-1

Exhibit x 2016 Budget Seller’s Share 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Total Hardening & Restoration of Building (1) Plaza Planter Wall Roof Replacement (2) Local Law 11/80 Façade Repairs (2) Plaza Steps Replacement Security Camera Equipment Upgrade Fire Suppression & Detection Installation Elevator ATS Upgrade Turnstile Upgrade Critical Systems Feasibility Study Total 888,672 - - - 888,672 352,172 610,433 - - - 610, 433 241,908 160,900 160,900 321,800 127,526 273,169 - - - 273,169 108,254 192,694 - - - 192,694 76,363 112,465 - - - 112,465 44,569 29,100 14,550 43,650 17,298 $2,106,533 $175,450 $160,900 $- $2,442,883 $968,090 (1) $888,672 reflects total known costs (invokes already paid and invoices on hand pending payment). (2) $610,433 reflects 2016 planned cost; current projected total cost is $643,463. (3) This project was budgeted and planned for 2015, but was not able to be performed because the window washing rig required for the work was not functional in 2015. Because of winter weather consideration, it was further deferred to second and third quarter 2016. EXH X-2

Exhibit X

	2016 Budget					Seller's Share
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	
Hardening & Restoration of Building[1]	888,672	-	-	-	888,672	352,172
Plaza Planter Wall						
Roof Replacement[2]	610,433	-	-	-	610,433	241,908
Local Law 11/80 Façade Repairs[3]		160,900	160,900		321,800	127,526
Plaza Steps Replacement						
Security Camera Equipment Upgrade	273,169	-	-	-	273,169	108,254
Fire Suppression & Detection Installation						
Elevator ATS Upgrade	192,694	-	-	-	192,694	76,363
Turnstile Upgrade	112,465	-	-	-	112,465	44,569
Critical Systems Feasibility Study	29,100	14,550			43,650	17,298
Total	$ 2,106,533	$ 175,450	$ 160,900	$ -	$ 2,442,883	$ 968,090

[1] $888,672 reflects total known costs (invoices already paid and invoices on hand pending payment).

EXH X-2

EXHIBIT Y

Form of Board Estoppel

Unit A and Unit C

EXH Y-1

Form of Board Estoppel(2)

Unit A

Date:                                                , 2016

To:                             M-C 125 BROAD A L.L.C. (collectively, the “Owner”), having an address at c/o Mack-Cali Realty Corp., 343 Thornall Street, Edison, NJ 08837 and                                                                              (“Purchaser”), having an address at

From                   Board of Managers (the “Board”) of The 125 Broad Condominium (the “Condominium”), located at 125 Broad Street, New York, New York

Re:                             Conveyance of Commercial Unit A (the “Unit”) of the Condominium from Owner to Purchaser

The undersigned hereby certifies as follows:     (a) the Declaration establishing the Condominium (the “Declaration”) has been modified and amended pursuant to six (6) amendments (the Declaration, including all Exhibits thereto, and said six (6) amendments are collectively, the “Declaration, as amended”), such Declaration and six (6) amendments being more particularly identified on SCHEDULE 1 attached to, and made part of, this Certificate; (b) the Declaration, as amended, is in full force and effect at the date hereof and has not been further modified or amended; (c) the annual Assessment for Common Expenses or Common Charges assessed by the Condominium Board against the Unit is $                     and has been paid to, and including,                             , 2016; (d) all Unit Expenses payable with respect to the Unit aggregate $                                   and have been paid to, and including,                               , 2016; (e) no other sum or indebtedness is owed by Owner or accruing with respect to the Unit under the Declaration, as amended, or the By-Laws of the Condominium; and (f) to the best knowledge of the Board, Owner is not in default, breach or violation of any of its obligations under the Declaration, as amended, or said By-Laws.

This Certificate shall be conclusive upon the Board and all Unit Owners of the Condominium in favor of Purchaser, any lenders to Purchaser, Purchaser’s and such lenders’ successors and assigns and all Persons who rely upon this Certificate in good faith.

The definitions of the terms contained in the Declaration, as amended, and said By Laws shall apply when such terms are used herein without express definition.

(2)  Under review by Purchaser.

EXH Y-2

IN WITNESS WHEREOF, the Board has duly executed this Certificate on                               , 2016.

Board of Managers of The 125 Broad Condominium

By:

Name:

Title:

EXH Y-3

ACKNOWLEDGMENT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this day of                               , 2016, before me, the undersigned, a notary public in and for said state, personally appeared                                                                                             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

EXH Y-4

Declaration of The 125 Broad Condominium, dated as of December 23, 1994, recorded on January 10, 1995 in the Office of the Register (the “Register’s Office”) in Reel 2171, page 1959.

First Amendment to Declaration, dated as of March 28, 1995, and recorded in the Register’s Office on April 6, 1995 in Reel 2197, page 1306.

Second Amendment to Declaration, dated as of December 30, 1996, and recorded in the Register’s Office on February 6, 1997 in Reel 2419, page 2025.

Third Amendment to Declaration, dated as of June 1, 1997, and recorded in the Register’s Office on June 13, 1997 in Reel 2531, page 375.

Fourth Amendment to Declaration, dated as of June 17, 1998, and recorded in the Register’s Office on June 25, 1998 in Reel 2601, page 1393.

Fifth Amendment to Declaration, dated as of August 24, 1999, and recorded in the Register’s Office on September 10, 1999 in Reel 2951, page 456.

Sixth Amendment to Declaration, dated as of July 1, 2004, and recorded in the Register’s Office on August 19, 2004 in CRFN #2004000517166.

EXH Y-5

Form of Board Estoppel(3)

Unit C

Date:                                                , 2016

To:                             M-C 125 BROAD C L.L.C. (collectively, the “Owner”), having an address at c/o Mack-Cali Realty Corp., 343 Thornall Street, Edison, NJ 08837 and                                                                              (“Purchaser”), having an address at

From                   Board of Managers (the “Board”) of The 125 Broad Condominium (the “Condominium”), located at 125 Broad Street, New York, New York

Re:                             Conveyance of Commercial Unit A (the “Unit”) of the Condominium from Owner to Purchaser

The undersigned hereby certifies as follows:     (a) the Declaration establishing the Condominium (the “Declaration”) has been modified and amended pursuant to six (6) amendments (the Declaration, including all Exhibits thereto, and said six (6) amendments are collectively, the “Declaration, as amended”), such Declaration and six (6) amendments being more particularly identified on SCHEDULE 1 attached to, and made part of, this Certificate; (b) the Declaration, as amended, is in full force and effect at the date hereof and has not been further modified or amended; (c) the annual Assessment for Common Expenses or Common Charges assessed by the Condominium Board against the Unit is $                                     and has been paid to, and including,                             , 2016; (d) all Unit Expenses payable with respect to the Unit aggregate $                     and have been paid to, and including,                               , 2016; (e) no other sum or indebtedness is owed by Owner or accruing with respect to the Unit under the Declaration, as amended, or the By-Laws of the Condominium; and (f) to the best knowledge of the Board, Owner is not in default, breach or violation of any of its obligations under the Declaration, as amended, or said By-Laws.

This Certificate shall be conclusive upon the Board and all Unit Owners of the Condominium in favor of Purchaser, any lenders to Purchaser, Purchaser’s or such lenders’ successors and assigns and all Persons who rely upon this Certificate in good faith.

The definitions of the terms contained in the Declaration, as amended, and said By Laws shall apply when such terms are used herein without express definition.

(3)  Under review by Purchaser.

EXH Y-6

IN WITNESS WHEREOF, the Board has duly executed this Certificate on                               , 2016.

Board of Managers of The 125 Broad Condominium

By:

Name:

Title:

EXH Y-7

ACKNOWLEDGMENT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this day of                               , 2016, before me, the undersigned, a notary public in and for said state, personally appeared                                                                                             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

EXH Y-8

Declaration of The 125 Broad Condominium, dated as of December 23, 1994, recorded on January 10, 1995 in the Office of the Register (the “Register’s Office”) in Reel 2171, page 1959.

First Amendment to Declaration, dated as of March 28, 1995, and recorded in the Register’s Office on April 6, 1995 in Reel 2197, page 1306.

Second Amendment to Declaration, dated as of December 30, 1996, and recorded in the Register’s Office on February 6, 1997 in Reel 2419, page 2025.

Third Amendment to Declaration, dated as of June 1, 1997, and recorded in the Register’s Office on June 13, 1997 in Reel 2531, page 375.

Fourth Amendment to Declaration, dated as of June 17, 1998, and recorded in the Register’s Office on June 25, 1998 in Reel 2601, page 1393.

Fifth Amendment to Declaration, dated as of August 24, 1999, and recorded in the Register’s Office on September 10, 1999 in Reel 2951, page 456.

Sixth Amendment to Declaration, dated as of July 1, 2004, and recorded in the Register’s Office on August 19, 2004 in CRFN #2004000517166.